UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders

Fixed income mutual fund

Delaware Diversified Income Fund

October 31, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Diversified Income Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of product including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P.

(DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Diversified Income Fund	November 13, 2018

Performance preview (for the year ended October 31, 2018)
Delaware Diversified Income Fund (Institutional Class shares)	1-year return	-2.41%
Delaware Diversified Income Fund (Class A shares)	1-year return	-2.77%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	-2.05%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions and reflects the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

As the Fund’s fiscal year began, the US Federal Reserve announced it would begin tapering reinvestment of its large-scale asset purchases and let its balance sheet gradually shrink, effectively ending the monetary-policy stimulus that had been in place over the past decade. Additionally, the Fed’s short-term interest rate hikes continued, causing the yield curve to flatten as short-term yields rose faster than longer-term yields.

At the same time that the Fed began withdrawing monetary stimulus, businesses received a boost in confidence and profits from government deregulation and the accommodative fiscal policy that resulted from passage of the tax reform bill in December 2017.

In spring 2018, trade tensions flared with the Trump administration’s implementation of tariffs on steel and aluminum. China responded in kind, leading many investors to fear a potential trade war. Closer to home, the administration’s threat to withdraw from the North American Free Trade Agreement (NAFTA) led to a reworking of that agreement with Mexico and Canada, though it has not yet been ratified.

During the fiscal period, the pace of US economic growth diverged from that of other economies. As the US economy rebounded, thanks in part to the federal tax cuts and deregulation, Europe began to encounter new issues and emerging markets felt pressure on their US dollar-denominated debt as the dollar strengthened. The London interbank offered rate (LIBOR) rose in the second quarter of 2018 in part because of US tax reform and the repatriation of overseas assets by some US-based firms. The US-China trade war intensified, and Italy’s political uncertainty weighed on financial markets as well. Driven by these factors and concerns about rising interest rates, US stock volatility increased in the spring and summer.

Among emerging markets, Turkey and Argentina were particularly concerning. Turkey’s president threatened the independence of the country’s central bank, and the weakening condition of the country’s fiscal accounts raised investors’ anxiety. Argentina’s inflation rose significantly, and the country’s fiscal account deteriorated.

Within the Fund

For the fiscal year ended Oct. 31, 2018, Delaware Diversified Income Fund Institutional Class shares returned -2.41%. The Fund’s Class A shares returned -2.77% at net asset value and -7.13% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark, the Bloomberg Barclays US Aggregate Index, returned -2.05%. Complete annualized performance for Delaware Diversified Income Fund is shown in the table on page 4.

Portfolio management review

Delaware Diversified Income Fund

Emerging markets exposure detracted from Fund performance as currencies deteriorated and yield premiums widened, causing debt securities issued by emerging market countries to underperform. Argentina and Turkey had a large negative impact among emerging market bonds, as US dollar-denominated and local sovereign bonds detracted along with some bank issues in both countries. Similarly, a small exposure to developed market local currency bonds hurt performance because of the stronger US dollar.

Investment grade financial bonds, which averaged about 10% of the Fund, were adversely affected by increases in the federal funds rate and LIBOR. Meanwhile, yield spreads rose on bank securities, particularly in the first quarter of 2018. More generally, investment grade and high yield bonds posed a challenge as credit spreads widened through the period. Within high yield, American Tire Distributors Inc. detracted from returns after two major customers, tire manufacturers Goodyear and Bridgestone, stopped using the company as a distributor. We exited the Fund’s position in American Tire during the fiscal year.

In retrospect, we underestimated both the extent to which economic growth divergence between the US and other economies would lead to significant monetary policy divergence and the challenges posed by a stronger US dollar. In response, we reduced risk by decreasing the Fund’s exposure to emerging market local currency bonds and, to a certain extent, emerging market US dollar-denominated bonds. We also gradually reduced the Fund’s exposure to investment grade corporate bonds and traditional high yield bonds, redeploying assets into US Treasury securities.

Entering the fourth calendar quarter of 2018, we began to unwind an investment in collateralized mortgage obligations (CMOs) that we had held in the Fund for a few years but felt was no longer attractive in a more volatile environment. We used these assets to add slightly to the Fund’s high-

quality asset-backed securities (ABS), and we plan to purchase fixed-rate agency mortgage-backed securities (MBS).

On the positive side, the Fund’s performance relative to its benchmark was helped to some extent by exposure to sectors that benefited from rising rates. Premium agency mortgage-backed coupons performed well. Similarly, exposure to high-quality collateralized loan obligations (CLOs) contributed to performance as they reset, capturing higher yields. Exposure to bank loans was also positive, as the credit environment was somewhat benign and coupons reset quarterly.

Fannie Mae and Freddie Mac 4.5% pass-through bonds performed well along with bonds issued by financial firms Royal Bank of Scotland Group PLC, Credit Suisse Group AG, and aircraft leasing firm AerCap Global Aviation Trust, as finance spreads widened, creating expanded profit opportunities. Elsewhere, Energy Transfer Partners LP, a master limited partnership that owns and operates a large diversified portfolio of US energy assets, had strong performance and added to returns.

As noted previously, we believe that we reduced risk in the Fund during the fiscal year. Along with adding high-quality securities, including ABS and Treasury securities, we used derivatives to help manage risk exposure. Because we expect more volatility as the Fed continues to increase rates, we’ve added additional derivative protection. Further, we believe 2019 could see the monetary policy divergence between the Fed and other major central banks come back in line if the Fed pauses its rate hikes and dials back its monetary tightening pressure.

At various volatile periods during the fiscal year we used derivatives, credit default swaps, to reduce credit exposure and to hedge the Fund’s small exposure to convertible bonds. The use of credit derivatives had an immaterial effect on the Fund’s returns during the fiscal period.

We also used forward currency hedges to add liquidity and to reduce local currency exposure in developed and emerging markets. Because the Fund’s natural duration (interest rate sensitivity) was reduced through exposure to less interest rate sensitive areas such as CLOs and bank loans, we used interest rate futures to add interest rate exposure. However, our bias was to be short, by up to a year, of the benchmark’s interest rate sensitivity measure.

Performance summary

Delaware Diversified Income Fund	October 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2018
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 29, 1997)
Excluding sales charge	-2.77%	+1.81%	+5.67%	+6.17%
Including sales charge	-7.13%	+0.88%	+5.18%	+5.93%
Class C (Est. Oct. 28, 2002)
Excluding sales charge	-3.49%	+1.07%	+4.88%	+4.83%
Including sales charge	-4.43%	+1.07%	+4.88%	+4.83%
Class R (Est. June 2, 2003)
Excluding sales charge	-2.90%	+1.57%	+5.40%	+4.65%
Including sales charge	-2.90%	+1.57%	+5.40%	+4.65%
Institutional Class (Est. Oct. 28, 2002)
Excluding sales charge	-2.41%	+2.08%	+5.93%	+5.88%
Including sales charge	-2.41%	+2.08%	+5.93%	+5.88%
Class R6 (Est. May 2, 2016)
Excluding sales charge	-2.33%	n/a	n/a	+1.24%
Including sales charge	-2.33%	n/a	n/a	+1.24%
Bloomberg Barclays US Aggregate Index	-2.05%	+1.83%	+3.94%	+3.86%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Investments in mortgage-backed securities (MBS) may involve risks. MBS represent an ownership interest in a pool of mortgage loans. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates.

Investments in collateralized loan obligations (CLOs) may involve risks. CLOs are securities backed by a pool of debt, often low-rated corporate loans. Investors receive scheduled debt payments from the underlying loans but assume most of the risk in the event that borrowers default.

Investments in collateralized mortgage obligations (CMOs) may involve risks. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Performance summary

Delaware Diversified Income Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.45% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.36% of the Fund’s Class R6 shares’ average daily net assets from April 1, 2018 to Oct. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	0.89%	1.64%	1.14%	0.64%	0.55%
(without fee waivers)
Net expenses	0.70%	1.45%	0.95%	0.45%	0.36%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from April 1, 2018 through April 1, 2019.

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2008 through Oct. 31, 2018

For the period beginning Oct. 31, 2008 through Oct. 31, 2018	Starting value	Ending value
Delaware Diversified Income
Fund — Institutional Class shares	$10,000	$17,786
Delaware Diversified Income
Fund — Class A shares	$9,550	$16,563
Bloomberg Barclays US Aggregate Index	$10,000	$14,715

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2008, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of Oct. 31, 2008. The Bloomberg Barclays US Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, US government, mortgage- and asset-backed securities with at least one year to maturity and at least $300 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summary

Delaware Diversified Income Fund

	Nasdaq	CUSIPs
Class A	DPDFX	246248744
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587
Class R6	DPZRX	245917612

Disclosure of Fund expenses

For the six-month period from May 1, 2018 to October 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2018 to Oct. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from May 1, 2018 to October 31, 2018 (Unaudited)

Delaware Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratio	Expenses Paid During Period 5/1/18 to 10/31/18*

Actual Fund return†
Class A	$1,000.00	$985.70	0.69%	$3.45
Class C	1,000.00	982.00	1.44%	7.19
Class R	1,000.00	984.40	0.94%	4.70
Institutional Class	1,000.00	987.00	0.44%	2.20
Class R6	1,000.00	987.40	0.36%	1.80

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.73	0.69%	$3.52
Class C	1,000.00	1,017.95	1.44%	7.32
Class R	1,000.00	1,020.47	0.94%	4.79
Institutional Class	1,000.00	1,022.99	0.44%	2.24
Class R6	1,000.00	1,023.39	0.36%	1.84

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation
Delaware Diversified Income Fund	As of October 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	5.81%
Agency Commercial Mortgage-Backed Securities	1.58%
Agency Mortgage-Backed Securities	7.05%
Collateralized Debt Obligations	5.22%
Convertible Bonds	3.21%
Corporate Bonds	40.39%
Banking	8.47%
Basic Industry	3.92%
Brokerage	0.94%
Capital Goods	1.15%
Communications	4.04%
Consumer Cyclical	1.65%
Consumer Non-Cyclical	3.47%
Electric	5.11%
Energy	4.57%
Finance Companies	1.09%
Healthcare	0.40%
Insurance	1.92%
Media	0.34%
Real Estate	0.92%
Services	0.21%
Technology	1.23%
Transportation	0.73%
Utilities	0.23%
Loan Agreements	8.19%
Municipal Bonds	0.19%
Non-Agency Asset-Backed Securities	4.16%
Non-Agency Collateralized Mortgage Obligations	2.48%
Non-Agency Commercial Mortgage-Backed Securities	6.16%
Regional Bonds	0.36%
Sovereign Bonds	2.30%
Supranational Banks	0.65%
US Treasury Obligations	10.78%
Common Stock	0.00%
Convertible Preferred Stock	0.78%
Preferred Stock	0.28%
Options Purchased	0.00%

Security type / sector allocation
Delaware Diversified Income Fund

Security type / sector	Percentage of net assets
Short-Term Investments	2.49%
Securities Lending Collateral	1.33%
Total Value of Securities	103.43%
Obligation to Return Securities Lending Collateral	(1.32%)
Liabilities Net of Receivables and Other Assets	(2.11%)
Total Net Assets	100.00%

Schedule of investments
Delaware Diversified Income Fund	October 31, 2018

	Principal amount°	Value (US $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.678% 9/26/33 ●	558,594	$600,834
Fannie Mae REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31 f	133	137
Series 2002-W11 AV1 2.621% (LIBOR01M + 0.34%, Floor 0.17%) 11/25/32 ●	3,121	3,057

Total Agency Asset-Backed Securities (cost $541,157)		604,028

Agency Collateralized Mortgage Obligations – 5.81%

Fannie Mae Connecticut Avenue Securities
Series 2016-C03 1M1 4.281% (LIBOR01M + 2.00%) 10/25/28 ●	2,436,645	2,462,656
Series 2016-C04 1M1 3.731% (LIBOR01M + 1.45%) 1/25/29 ●	1,448,943	1,457,998
Series 2017-C01 1M1 3.581% (LIBOR01M + 1.30%) 7/25/29 ●	1,489,000	1,498,265
Series 2017-C04 2M2 5.131% (LIBOR01M + 2.85%) 11/25/29 ●	1,860,000	1,950,987
Series 2018-C01 1M2 4.531% (LIBOR01M + 2.25%, Floor 2.25%) 7/25/30 ●	2,915,000	2,939,951
Series 2018-C02 2M2 4.481% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 ●	2,620,000	2,629,146
Series 2018-C03 1M2 4.431% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 ●	2,355,000	2,350,404
Series 2018-C05 1M2 4.631% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 ●	2,280,000	2,291,317
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 ●	7,962	8,508
Series 2002-T4 A3 7.50% 12/25/41	84,742	94,882
Series 2002-T19 A1 6.50% 7/25/42	74,451	82,834
Series 2004-T1 1A2 6.50% 1/25/44	31,110	34,220
Fannie Mae Interest Strip
Series 413 167 4.50% 7/25/42 S●	154,595	40,715
Series 417 C24 3.50% 12/25/42 S	273,157	50,800
Series 418 C12 3.00% 8/25/33 S	9,194,940	1,183,696
Series 419 C2 3.00% 5/25/29 S	8,579,665	777,143
Series 419 C3 3.00% 11/25/43 S	2,173,223	433,706
Fannie Mae REMIC Trust
Series 2002-W6 2A 7.50% 6/25/42 ●	18,872	20,238
Series 2003-W1 2A 5.912% 12/25/42 ●	10,584	11,383
Series 2004-W11 1A2 6.50% 5/25/44	210,704	230,963
Fannie Mae REMICs
Series 2008-15 SB 4.319% (6.60% minus LIBOR01M, Cap 6.60%) 8/25/36 S●	587,267	88,087

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2010-41 PN 4.50% 4/25/40	31,485	$32,359
Series 2012-19 HB 4.00% 1/25/42	461,660	459,920
Series 2012-19 NI 3.50% 10/25/31 S	2,332,523	301,995
Series 2012-60 KI 3.00% 9/25/26 S	93,424	5,182
Series 2012-98 MI 3.00% 8/25/31 S	5,733,893	633,016
Series 2012-99 AI 3.50% 5/25/39 S	2,542,216	261,338
Series 2012-115 MI 3.50% 3/25/42 S	1,038,389	118,173
Series 2012-118 AI 3.50% 11/25/37 S	185,398	20,081
Series 2012-120 CI 3.50% 12/25/31 S	427,149	42,874
Series 2012-120 WI 3.00% 11/25/27 S	4,509,167	385,047
Series 2012-121 ID 3.00% 11/25/27 S	183,825	17,076
Series 2012-125 MI 3.50% 11/25/42 S	49,245	10,807
Series 2012-128 IC 3.00% 11/25/32 S	8,000,873	1,020,273
Series 2012-137 AI 3.00% 12/25/27 S	1,981,258	173,289
Series 2012-137 WI 3.50% 12/25/32 S	1,367,958	205,556
Series 2012-139 NS 4.419% (6.70% minus LIBOR01M, Cap 6.70%) 12/25/42 S●	6,157,281	1,205,424
Series 2012-144 PI 3.50% 6/25/42 S	1,508,655	199,180
Series 2012-146 IO 3.50% 1/25/43 S	7,028,759	1,414,230
Series 2012-149 IC 3.50% 1/25/28 S	4,939,511	514,166
Series 2013-1 YI 3.00% 2/25/33 S	6,438,321	838,923
Series 2013-7 EI 3.00% 10/25/40 S	3,359,575	449,209
Series 2013-7 GP 2.50% 2/25/43	2,000	1,663
Series 2013-20 IH 3.00% 3/25/33 S	1,952,327	272,089
Series 2013-23 IL 3.00% 3/25/33 S	1,779,702	245,438
Series 2013-26 ID 3.00% 4/25/33 S	8,165,104	1,137,972
Series 2013-31 MI 3.00% 4/25/33 S	2,814,328	394,933
Series 2013-35 IB 3.00% 4/25/33 S	4,602,996	595,126
Series 2013-35 IG 3.00% 4/25/28 S	3,362,583	297,788
Series 2013-38 AI 3.00% 4/25/33 S	8,102,379	1,043,659
Series 2013-41 HI 3.00% 2/25/33 S	5,680,747	612,422
Series 2013-43 IX 4.00% 5/25/43 S	19,032,505	4,673,985
Series 2013-44 DI 3.00% 5/25/33 S	23,845,668	3,349,248
Series 2013-44 Z 3.00% 5/25/43	147,660	131,090
Series 2013-45 PI 3.00% 5/25/33 S	2,290,999	319,558
Series 2013-51 PI 3.00% 11/25/32 S	511,485	56,514
Series 2013-55 AI 3.00% 6/25/33 S	7,624,470	1,025,009
Series 2013-60 CI 3.00% 6/25/31 S	1,816,230	162,271
Series 2013-64 KI 3.00% 2/25/33 S	128,798	17,002
Series 2013-69 IJ 3.00% 7/25/33 S	2,582,228	357,440
Series 2013-71 ZA 3.50% 7/25/43	10,844	10,216
Series 2013-75 JI 3.00% 9/25/32 S	532,055	64,084

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2013-103 SK 3.639% (5.92% minus LIBOR01M, Cap 5.92%) 10/25/43 S●	7,549,082	$1,293,770
Series 2014-21 ID 3.50% 6/25/33 S	73,777	10,584
Series 2014-63 KI 3.50% 11/25/33 S	1,193,642	144,081
Series 2014-64 IT 3.50% 6/25/41 S	450,336	37,784
Series 2014-77 AI 3.00% 10/25/40 S	304,329	34,517
Series 2014-85 IB 3.00% 12/25/44 S	1,172,154	220,653
Series 2014-94 AI 3.00% 10/25/32 S	544,064	51,534
Series 2015-27 SA 4.169% (6.45% minus LIBOR01M, Cap 6.45%) 5/25/45 S●	2,280,898	414,227
Series 2015-31 ZD 3.00% 5/25/45	715,204	574,674
Series 2015-34 OK 1.835% 3/25/44 Ω	2,280,667	1,810,335
Series 2015-43 PZ 3.50% 6/25/45	2,209,103	2,045,648
Series 2015-45 AI 3.00% 1/25/33 S	51,724	4,621
Series 2015-56 MI 3.50% 10/25/41 S	2,029,894	267,216
Series 2015-57 LI 3.50% 8/25/35 S	6,835,579	1,081,205
Series 2015-66 KI 3.00% 9/25/45 S	1,811,576	309,768
Series 2015-71 PI 4.00% 3/25/43 S	534,395	94,481
Series 2015-89 AZ 3.50% 12/25/45	1,583,455	1,440,497
Series 2015-95 SH 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/46 S●	5,590,095	941,250
Series 2016-2 HI 3.00% 12/25/41 S	63,959	9,213
Series 2016-6 AI 3.50% 4/25/34 S	4,286,823	535,586
Series 2016-17 BI 4.00% 2/25/43 S	215,881	33,749
Series 2016-23 AI 3.50% 2/25/41 S	1,881,678	218,818
Series 2016-33 DI 3.50% 6/25/36 S	8,873,170	1,345,293
Series 2016-36 SB 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 3/25/43 S●	2,922,224	347,362
Series 2016-40 IO 3.50% 7/25/36 S	1,158,254	192,791
Series 2016-55 SK 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 8/25/46 S●	4,716,575	856,059
Series 2016-61 ML 3.00% 9/25/46	247,000	221,304
Series 2016-62 SA 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 9/25/46 S●	9,384,378	1,733,891
Series 2016-64 CI 3.50% 7/25/43 S	4,212,992	587,680
Series 2016-71 PI 3.00% 10/25/46 S	2,743,378	414,447
Series 2016-72 AZ 3.00% 10/25/46	42,576	37,199
Series 2016-74 GS 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 10/25/46 S●	6,501,910	1,224,627
Series 2016-77 SA 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 10/25/46 S●	514,851	81,073
Series 2016-79 AZ 3.00% 11/25/46	2,590,687	2,274,879
Series 2016-80 BZ 3.00% 11/25/46	56,273	45,778

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2016-80 JZ 3.00% 11/25/46	5,309	$4,532
Series 2016-83 PI 3.50% 7/25/45 S	484,786	82,303
Series 2016-85 SA 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 11/25/46 S●	9,493,137	1,764,265
Series 2016-90 CI 3.00% 2/25/45 S	894,143	117,960
Series 2016-95 IO 3.00% 12/25/46 S	440,945	78,672
Series 2016-95 LZ 2.50% 12/25/46	886,789	693,365
Series 2016-95 US 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 12/25/46 S●	426,462	67,532
Series 2016-99 DI 3.50% 1/25/46 S	2,717,057	521,107
Series 2016-101 ZP 3.50% 1/25/47	3,199	2,859
Series 2016-105 SA 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/47 S●	5,840,934	925,106
Series 2017-4 BI 3.50% 5/25/41 S	2,583,860	365,452
Series 2017-6 NI 3.50% 3/25/46 S	533,647	104,694
Series 2017-8 SG 3.719% (6.00% minus LIBOR01M, Cap 6.00%) 2/25/47 S●	7,733,805	1,414,855
Series 2017-11 EI 3.00% 3/25/42 S	8,009,268	1,202,363
Series 2017-15 NZ 3.50% 3/25/47	551,189	512,175
Series 2017-16 SM 3.769% (6.05% minus LIBOR01M, Cap 6.05%) 3/25/47 S●	9,859,893	1,807,850
Series 2017-16 WI 3.00% 1/25/45 S	2,153,839	293,714
Series 2017-25 BL 3.00% 4/25/47	726,000	646,800
Series 2017-40 GZ 3.50% 5/25/47	1,628,155	1,501,447
Series 2017-46 BI 3.00% 4/25/47 S	379,407	55,792
Series 2017-46 VG 3.50% 4/25/38	928,000	897,825
Series 2017-59 KI 3.00% 3/25/47 S	534,091	97,656
Series 2017-61 TB 3.00% 8/25/44	1,232,000	1,114,681
Series 2017-67 BZ 3.00% 9/25/47	1,036	856
Series 2017-77 HZ 3.50% 10/25/47	2,192,458	2,042,735
Series 2017-88 EI 3.00% 11/25/47 S	5,045,583	986,761
Series 2017-88 IE 3.00% 11/25/47 S	3,645,366	699,680
Series 2017-94 CZ 3.50% 11/25/47	1,364,877	1,262,341
Series 2017-99 DZ 3.50% 12/25/47	22,716	20,620
Series 2017-99 IE 3.00% 12/25/47 S	3,834,347	778,437
Series 2018-15 GZ 3.00% 3/25/48	551,915	493,103
Freddie Mac REMICs
Series 4015 MY 3.50% 3/15/42	25,000	24,232
Series 4050 EI 4.00% 2/15/39 S	4,152,022	399,138
Series 4100 EI 3.00% 8/15/27 S	3,626,113	320,525
Series 4101 WI 3.50% 8/15/32 S	2,341,059	433,770
Series 4109 AI 3.00% 7/15/31 S	10,867,443	1,314,109
Series 4120 IK 3.00% 10/15/32 S	9,884,749	1,392,267

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4120 MI 3.00% 10/15/32 S	1,388,975	$202,428
Series 4122 LI 3.00% 10/15/27 S	4,385,601	415,707
Series 4135 AI 3.50% 11/15/42 S	6,878,397	1,456,581
Series 4139 IP 3.50% 4/15/42 S	1,494,275	192,935
Series 4146 AI 3.00% 12/15/27 S	3,070,309	247,622
Series 4146 IA 3.50% 12/15/32 S	4,965,890	772,757
Series 4150 IO 3.50% 1/15/43 S	5,993,079	1,245,356
Series 4150 UI 3.50% 8/15/32 S	9,319,067	1,024,016
Series 4153 IB 2.50% 1/15/28 S	2,376,687	181,688
Series 4156 AI 3.00% 10/15/31 S	2,401,008	263,103
Series 4159 KS 3.871% (6.15% minus LIBOR01M, Cap 6.15%) 1/15/43 S●	4,595,755	840,481
Series 4161 IM 3.50% 2/15/43 S	1,395,950	316,409
Series 4171 Z 3.00% 2/15/43	1,150,568	1,024,056
Series 4181 DI 2.50% 3/15/33 S	3,062,771	368,824
Series 4184 GS 3.841% (6.12% minus LIBOR01M, Cap 6.12%) 3/15/43 S●	5,060,053	923,100
Series 4185 LI 3.00% 3/15/33 S	6,142,954	876,249
Series 4186 IB 3.00% 3/15/33 S	3,742,538	483,616
Series 4186 IE 3.00% 3/15/33 S	343,674	48,533
Series 4188 JI 3.00% 4/15/33 S	5,307,200	603,221
Series 4191 CI 3.00% 4/15/33 S	2,447,932	339,567
Series 4197 LZ 4.00% 4/15/43	3,737	3,765
Series 4210 Z 3.00% 5/15/43	36,858	31,818
Series 4223 HI 3.00% 4/15/30 S	2,484,882	166,201
Series 4342 CI 3.00% 11/15/33 S	1,838,384	222,464
Series 4366 DI 3.50% 5/15/33 S	57,236	8,234
Series 4433 DI 3.00% 8/15/32 S	161,285	16,068
Series 4453 DI 3.50% 11/15/33 S	2,123,645	291,402
Series 4476 GI 3.00% 6/15/41 S	59,667	7,534
Series 4479 TI 4.00% 7/15/34 S	988,503	161,680
Series 4487 ZC 3.50% 6/15/45	83,143	73,498
Series 4494 SA 3.901% (6.18% minus LIBOR01M, Cap 6.18%) 7/15/45 S●	1,279,056	227,946
Series 4504 IO 3.50% 5/15/42 S	2,014,286	244,409
Series 4518 CI 3.50% 6/15/42 S	792,761	102,043
Series 4520 AI 3.50% 10/15/35 S	1,307,735	263,888
Series 4527 CI 3.50% 2/15/44 S	5,841,242	1,069,571
Series 4531 PZ 3.50% 11/15/45	254,682	229,153
Series 4567 LI 4.00% 8/15/45 S	387,695	71,726
Series 4574 AI 3.00% 4/15/31 S	5,508,669	683,588
Series 4580 MI 3.50% 2/15/43 S	250,007	39,202

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4581 LI 3.00% 5/15/36 S	2,187,962	$299,605
Series 4592 WT 5.50% 6/15/46	69,887	75,380
Series 4594 SG 3.721% (6.00% minus LIBOR01M, Cap 6.00%) 6/15/46 S●	13,828,877	2,549,010
Series 4609 QZ 3.00% 8/15/46	2,096,386	1,737,038
Series 4610 IB 3.00% 6/15/41 S	17,872,864	2,199,658
Series 4618 SA 3.721% (6.00% minus LIBOR01M, Cap 6.00%) 9/15/46 S●	5,517,413	953,913
Series 4623 MS 3.721% (6.00% minus LIBOR01M, Cap 6.00%) 10/15/46 S●	2,084,307	382,646
Series 4623 WI 4.00% 8/15/44 S	83,691	12,537
Series 4625 PZ 3.00% 6/15/46	1,527,868	1,318,102
Series 4627 PI 3.50% 5/15/44 S	7,133,562	1,051,415
Series 4629 KB 3.00% 11/15/46	40,000	35,799
Series 4631 GS 3.721% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/46 S●	9,422,014	1,550,793
Series 4643 QI 3.50% 9/15/45 S	88,343	15,491
Series 4644 GI 3.50% 5/15/40 S	3,247,075	477,432
Series 4648 MZ 3.00% 6/15/46	766,137	671,406
Series 4648 SA 3.721% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/47 S●	7,033,619	1,386,809
Series 4655 WI 3.50% 8/15/43 S	3,359,774	525,750
Series 4657 JZ 3.50% 2/15/47	827,843	715,723
Series 4657 PS 3.721% (6.00% minus LIBOR01M, Cap 6.00%) 2/15/47 S●	7,344,234	1,366,693
Series 4660 GI 3.00% 8/15/43 S	2,335,255	379,727
Series 4663 AI 3.00% 3/15/42 S	5,124,718	730,629
Series 4663 HZ 3.50% 3/15/47	742,998	687,176
Series 4665 NI 3.50% 7/15/41 S	13,445,312	1,796,447
Series 4667 CI 3.50% 7/15/40 S	277,891	33,328
Series 4667 LI 3.50% 10/15/43 S	1,554,799	272,693
Series 4669 QI 3.50% 6/15/41 S	899,646	146,114
Series 4673 WI 3.50% 9/15/43 S	3,461,596	564,562
Series 4674 GI 3.50% 10/15/40 S	233,189	27,325
Series 4676 KZ 2.50% 7/15/45	1,624,996	1,303,301
Series 4690 WI 3.50% 12/15/43 S	4,504,062	736,874
Series 4691 LI 3.50% 1/15/41 S	3,059,364	476,542
Series 4693 EI 3.50% 8/15/42 S	2,266,397	363,161
Series 4700 WI 3.50% 1/15/44 S	3,867,400	609,452
Series 4703 CI 3.50% 7/15/42 S	6,845,240	979,223
Freddie Mac Strips
Series 267 S5 3.721% (6.00% minus LIBOR01M, Cap 6.00%) 8/15/42 S●	5,944,528	925,113

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac Strips
Series 284 S6 3.821% (6.10% minus LIBOR01M, Cap 6.10%) 10/15/42 S●	5,035,045	$911,410
Series 299 S1 3.721% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/43 S●	4,800,572	769,801
Series 303 151 4.289% 12/15/42 S●	727,674	179,120
Series 304 C38 3.50% 12/15/27 S	2,865,863	254,111
Series 319 S2 3.721% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/43 S●	2,866,765	498,951
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 5.131% (LIBOR01M + 2.85%) 4/25/28 ●	1,836,471	1,895,006
Series 2015-HQA1 M2 4.931% (LIBOR01M + 2.65%) 3/25/28 ●	897,574	911,958
Series 2016-DNA3 M2 4.281% (LIBOR01M + 2.00%) 12/25/28 ●	1,166,628	1,179,469
Series 2016-DNA4 M2 3.581% (LIBOR01M + 1.30%, Floor 1.30%) 3/25/29 ●	1,225,000	1,233,785
Series 2016-HQA2 M2 4.531% (LIBOR01M + 2.25%) 11/25/28 ●	1,305,872	1,331,973
Series 2017-DNA1 M2 5.531% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 ●	4,500,000	4,901,820
Series 2017-DNA3 M2 4.781% (LIBOR01M + 2.50%) 3/25/30 ●	1,420,000	1,471,902
Series 2017-HQA3 M2 4.631% (LIBOR01M + 2.35%) 4/25/30 ●	3,480,000	3,553,712
Series 2018-DNA1 M2 4.081% (LIBOR01M + 1.80%) 7/25/30 ●	4,400,000	4,328,553
Series 2018-HQA1 M2 4.581% (LIBOR01M + 2.30%) 9/25/30 ●	3,460,000	3,458,250
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	17,606	19,677
Series T-58 2A 6.50% 9/25/43 ◆	358,414	400,312
GNMA
Series 2011-157 SG 4.32% (6.60% minus LIBOR01M, Cap 6.60%) 12/20/41 S●	3,957,713	748,772
Series 2012-61 PI 3.00% 4/20/39 S	218,567	16,729
Series 2012-136 MX 2.00% 11/20/42	1,210,000	999,451
Series 2013-88 LZ 2.50% 6/16/43	15,995	13,528
Series 2013-113 LY 3.00% 5/20/43	862,000	787,247
Series 2013-182 CZ 2.50% 12/20/43	1,616,847	1,405,222
Series 2014-12 ZB 3.00% 1/16/44	192,542	170,172
Series 2015-44 AI 3.00% 8/20/41 S	267,914	27,587
Series 2015-111 IH 3.50% 8/20/45 S	6,322,817	801,523

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2015-139 EY 2.50% 9/16/45	1,548,000	$1,226,900
Series 2015-142 AI 4.00% 2/20/44 S	1,332,893	172,978
Series 2015-185 PZ 3.00% 12/20/45	1,139,766	1,038,609
Series 2016-32 MS 3.77% (6.05% minus LIBOR01M, Cap 6.05%) 3/20/46 S●	271,871	46,121
Series 2016-46 DZ 3.00% 4/20/46	450,513	376,335
Series 2016-49 PZ 3.00% 11/16/45	339,502	282,722
Series 2016-74 PL 3.00% 5/20/46	1,248,000	1,121,646
Series 2016-75 JI 3.00% 9/20/43 S	16,869,037	2,511,213
Series 2016-89 QS 3.77% (6.05% minus LIBOR01M, Cap 6.05%) 7/20/46 S●	4,466,525	869,881
Series 2016-101 QL 3.00% 7/20/46	117,000	104,880
Series 2016-108 YL 3.00% 8/20/46	1,395,000	1,265,690
Series 2016-115 SA 3.82% (6.10% minus LIBOR01M, Cap 6.10%) 8/20/46 S●	12,446,699	2,206,628
Series 2016-118 DI 3.50% 3/20/43 S	9,852,321	1,389,654
Series 2016-118 ES 3.82% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	5,388,470	897,171
Series 2016-120 IA 3.00% 2/20/46 S	364,423	58,118
Series 2016-120 NS 3.82% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	10,545,051	1,963,662
Series 2016-121 JS 3.82% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	7,718,119	1,424,936
Series 2016-126 NS 3.82% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	5,124,566	975,635
Series 2016-134 MZ 3.00% 10/20/46	3,344,535	2,954,811
Series 2016-135 JI 3.00% 7/20/46 S	3,278,141	569,271
Series 2016-147 ST 3.77% (6.05% minus LIBOR01M, Cap 6.05%) 10/20/46 S●	6,923,813	1,291,781
Series 2016-149 GI 4.00% 11/20/46 S	5,141,466	1,045,482
Series 2016-156 PB 2.00% 11/20/46	1,707,124	1,299,025
Series 2016-159 MI 3.00% 3/20/46 S	449,839	73,855
Series 2016-160 GI 3.50% 11/20/46 S	6,147,753	1,445,488
Series 2016-160 VZ 2.50% 11/20/46	852,862	651,474
Series 2016-163 MI 3.50% 11/20/46 S	4,296,099	559,129
Series 2016-163 XI 3.00% 10/20/46 S	6,875,235	1,002,736
Series 2016-170 MZ 3.00% 12/20/46	34,863	29,455
Series 2016-171 IO 3.00% 7/20/44 S	9,683,082	1,332,435
Series 2016-171 IP 3.00% 3/20/46 S	6,286,404	958,308
Series 2017-10 IB 4.00% 1/20/47 S	5,668,941	1,267,508
Series 2017-10 KZ 3.00% 1/20/47	782,998	685,696
Series 2017-18 QS 3.82% (6.10% minus LIBOR01M, Cap 6.10%) 2/16/47 S●	5,822,779	1,033,630

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2017-26 SA 3.82% (6.10% minus LIBOR01M, Cap 6.10%) 2/20/47 S●	5,665,053	$979,329
Series 2017-33 PZ 3.00% 2/20/47	1,408,615	1,153,181
Series 2017-34 AZ 3.00% 1/20/47	87,032	72,261
Series 2017-34 DY 3.50% 3/20/47	1,103,995	1,038,960
Series 2017-36 ZB 3.00% 3/20/47	1,048,584	862,798
Series 2017-36 ZC 3.00% 3/20/47	180,365	150,471
Series 2017-45 JZ 3.50% 3/20/47	33,821	31,817
Series 2017-52 LE 3.00% 1/16/47	19,000	16,836
Series 2017-56 JZ 3.00% 4/20/47	65,896	57,022
Series 2017-56 QS 3.87% (6.15% minus LIBOR01M, Cap 6.15%) 4/20/47 S●	7,588,536	1,302,396
Series 2017-68 SB 3.87% (6.15% minus LIBOR01M, Cap 6.15%) 5/20/47 S●	11,267,830	1,821,222
Series 2017-80 AS 3.92% (6.20% minus LIBOR01M, Cap 6.20%) 5/20/47 S●	8,490,929	1,497,682
Series 2017-91 SM 3.92% (6.20% minus LIBOR01M, Cap 6.20%) 6/20/47 S●	5,179,416	850,783
Series 2017-101 AI 4.00% 7/20/47 S	3,604,280	668,921
Series 2017-101 HD 3.00% 1/20/47	3,000	2,739
Series 2017-101 KS 3.92% (6.20% minus LIBOR01M, Cap 6.20%) 7/20/47 S●	5,891,135	1,033,918
Series 2017-101 TI 4.00% 3/20/44 S	5,434,332	856,761
Series 2017-107 QZ 3.00% 8/20/45	1,022,846	853,377
Series 2017-113 LB 3.00% 7/20/47	2,620,000	2,372,927
Series 2017-114 IK 4.00% 10/20/44 S	7,925,595	1,754,559
Series 2017-116 ZL 3.00% 6/20/47	2,021,304	1,696,066
Series 2017-117 SD 3.92% (6.20% minus LIBOR01M, Cap 6.20%) 8/20/47 S●	5,037,014	811,367
Series 2017-121 IL 3.00% 2/20/42 S	292,666	38,563
Series 2017-130 YJ 2.50% 8/20/47	1,210,000	1,047,320
Series 2017-134 KI 4.00% 5/20/44 S	4,291,901	757,574
Series 2017-137 IO 3.00% 6/20/45 S	8,066,120	1,421,518
Series 2017-144 EI 3.00% 12/20/44 S	7,465,820	1,235,740
Series 2017-174 HI 3.00% 7/20/45 S	6,726,066	1,203,456
Series 2018-1 ST 3.92% (6.20% minus LIBOR01M, Cap 6.20%) 1/20/48 S●	11,187,769	2,083,700
Series 2018-8 VZ 3.00% 3/20/47	1,902,271	1,805,120
Series 2018-11 AI 3.00% 1/20/46 S	4,478,518	829,113
Series 2018-13 PZ 3.00% 1/20/48	940,478	837,714
Series 2018-14 ZE 3.50% 1/20/48	518,412	476,975
Series 2018-24 HZ 3.00% 2/20/48	481,523	407,064
Series 2018-34 TY 3.50% 3/20/48	827,000	775,103

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2018-37 SA 3.92% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S●	3,793,068	$678,484
Series 2018-46 AS 3.92% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S●	13,364,201	2,519,330
Series 2018-63 BZ 3.00% 4/20/48	2,064,701	1,775,832

Total Agency Collateralized Mortgage Obligations (cost $248,589,838)		236,369,906

Agency Commercial Mortgage-Backed Securities – 1.58%

Freddie Mac Multifamily Structured Pass Through
Certificates
Series K058 A2 2.653% 8/25/26 ◆	3,000,000	2,804,863
Series K061 A2 3.347% 11/25/26 ◆●	6,910,000	6,787,159
Series X3FX A2FX 3.00% 6/25/27 ◆	4,515,000	4,292,596
FREMF Mortgage Trust
Series 2010-K8 B 144A 5.278% 9/25/43 #●	4,520,000	4,634,200
Series 2011-K14 B 144A 5.18% 2/25/47 #●	3,345,000	3,479,297
Series 2011-K15 B 144A 4.948% 8/25/44 #●	485,000	502,467
Series 2012-K22 B 144A 3.686% 8/25/45 #●	4,410,000	4,396,148
Series 2012-K23 B 144A 3.656% 10/25/45 #●	7,400,000	7,381,981
Series 2013-K25 C 144A 3.619% 11/25/45 #●	2,800,000	2,741,720
Series 2013-K28 C 144A 3.49% 6/25/46 #●	450,000	439,843
Series 2013-K33 B 144A 3.50% 8/25/46 #●	4,295,000	4,239,878
Series 2013-K33 C 144A 3.50% 8/25/46 #●	450,000	437,983
Series 2013-K712 B 144A 3.358% 5/25/45 #●	2,280,000	2,276,278
Series 2013-K713 B 144A 3.154% 4/25/46 #●	1,355,000	1,349,428
Series 2013-K713 C 144A 3.154% 4/25/46 #●	4,425,000	4,404,078
Series 2014-K717 B 144A 3.629% 11/25/47 #●	1,925,000	1,921,725
Series 2014-K717 C 144A 3.629% 11/25/47 #●	650,000	641,691
Series 2015-K44 B 144A 3.683% 1/25/48 #●	1,000,000	969,532
Series 2015-K49 B 144A 3.72% 10/25/48 #●	3,660,000	3,524,006
Series 2015-K721 C 144A 3.565% 11/25/47 #●	2,225,000	2,121,937
Series 2016-K53 B 144A 4.019% 3/25/49 #●	1,465,000	1,434,615
Series 2016-K722 B 144A 3.835% 7/25/49 #●	2,175,000	2,162,357
Series 2016-K723 B 144A 3.58% 11/25/23 #●	1,175,000	1,140,733

Total Agency Commercial Mortgage-Backed Securities (cost $65,329,821)		64,084,515

Agency Mortgage-Backed Securities – 7.05%

Fannie Mae S.F. 30 yr 4.50% 4/1/39	526,957	545,692
4.50% 8/1/40	716,595	739,002
4.50% 10/1/43	2,441,909	2,529,567
4.50% 12/1/43	326,810	337,931

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.50% 10/1/44	990,722	$1,024,429
4.50% 2/1/46	56,051	58,067
4.50% 5/1/46	3,337,233	3,431,212
5.00% 7/1/47	2,493,163	2,640,728
5.50% 5/1/44	46,432,920	49,896,124
5.50% 8/1/48	3,537,576	3,814,958
6.00% 6/1/41	8,534,533	9,309,899
6.00% 7/1/41	25,253,059	27,578,509
6.00% 1/1/42	7,235,000	7,967,482
Fannie Mae S.F. 30 yr TBA
3.50% 12/1/48	105,715,000	102,793,619
Freddie Mac S.F. 30 yr
4.50% 4/1/39	298,794	307,725
4.50% 8/1/44	1,073,559	1,104,131
5.00% 12/1/44	5,982,000	6,342,384
5.50% 6/1/41	7,725,598	8,363,440
5.50% 9/1/41	15,392,000	16,607,012
6.00% 7/1/40	21,849,663	24,025,937
GNMA I S.F. 30 yr
5.50% 2/15/41	1,005,850	1,072,538
GNMA II S.F. 30 yr
5.00% 7/20/48	3,935,317	4,106,988
5.00% 9/20/48	3,973,103	4,141,642
5.50% 5/20/37	709,443	745,990
6.00% 2/20/39	680,970	720,981
6.00% 10/20/39	2,535,388	2,685,716
6.00% 2/20/40	2,857,425	3,035,434
6.00% 4/20/46	892,330	948,766
6.50% 6/20/39	4,295	4,724

Total Agency Mortgage-Backed Securities (cost $290,621,730)		286,880,627

Collateralized Debt Obligations – 5.22%

AMMC CLO 21
Series 2017-21A A 144A 3.809% (LIBOR03M + 1.25%) 11/2/30 #●	2,750,000	2,760,956
AMMC CLO 22
Series 2018-22A A 144A 3.52% (LIBOR03M + 1.03%, Floor 1.03%) 4/25/31 #●	4,400,000	4,375,246
Apex Credit CLO
Series 2018-1A A2 144A 3.52% (LIBOR03M + 1.03%) 4/25/31 #●	11,200,000	11,136,832

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

Atlas Senior Loan Fund X
Series 2018-10A A 144A 3.526% (LIBOR03M + 1.09%) 1/15/31 #●	5,900,000	$5,870,476
Battalion CLO XII
Series 2018-12A A1 144A 3.40% (LIBOR03M + 1.07%, Floor 1.07%) 5/17/31 #●	4,400,000	4,379,140
Benefit Street Partners CLO II
Series 2013-IIA A1R 144A 3.686% (LIBOR03M + 1.25%) 7/15/29 #●	4,000,000	4,001,288
Benefit Street Partners CLO IV
Series 2014-IVA A1R 144A 3.959% (LIBOR03M + 1.49%) 1/20/29 #●	14,000,000	14,031,094
Black Diamond CLO
Series 2015-1A A2R 144A 3.448% (LIBOR03M + 1.05%, Floor 1.05%) 10/3/29 #●	3,000,000	2,999,577
Series 2017-1A A1A 144A 3.777% (LIBOR03M + 1.29%) 4/24/29 #●	4,000,000	4,002,576
Series 2017-2A A2 144A 3.82% (LIBOR03M + 1.30%, Floor 1.30%) 1/20/32 #●	2,800,000	2,804,292
Catamaran CLO
Series 2014-1A A1BR 144A 3.859% (LIBOR03M + 1.39%) 4/22/30 #●	5,000,000	5,002,490
Cedar Funding IV CLO
Series 2014-4A AR 144A 3.707% (LIBOR03M + 1.23%) 7/23/30 #●	4,000,000	4,005,144
Cedar Funding VIII CLO
Series 2017-8A A1 144A 3.699% (LIBOR03M + 1.25%) 10/17/30 #●	5,330,000	5,332,820
CFIP CLO
Series 2017-1A A 144A 3.665% (LIBOR03M + 1.22%) 1/18/30 #●	10,800,000	10,802,257
ECP CLO
Series 2015-7A A1R 144A 3.609% (LIBOR03M + 1.14%) 4/22/30 #●	14,000,000	13,927,536
Galaxy XXI CLO
Series 2015-21A AR 144A 3.489% (LIBOR03M + 1.02%) 4/20/31 #●	5,000,000	4,971,420
GoldenTree Loan Management US CLO 1
Series 2017-1A A 144A 3.689% (LIBOR03M + 1.22%) 4/20/29 #●	5,005,000	5,008,794
Hull Street CLO
Series 2014-1A AR 144A 3.665% (LIBOR03M + 1.22%) 10/18/26 #●	3,000,000	3,002,679
Mariner CLO 5
Series 2018-5A A 144A 3.60% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #●	8,000,000	7,971,512

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

Midocean Credit CLO IX
Series 2018-9A A1 144A 3.397% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #●	2,000,000	$2,002,084
Midocean Credit CLO VIII
Series 2018-8A A1 144A 3.472% (LIBOR03M + 1.15%) 2/20/31 #●	5,830,000	5,827,015
MP CLO IV
Series 2013-2A ARR 144A 3.77% (LIBOR03M + 1.28%) 7/25/29 #●	7,000,000	6,999,986
Northwoods Capital XVII
Series 2018-17A A 144A 3.529% (LIBOR03M + 1.06%, Floor 1.06%) 4/22/31 #●	7,800,000	7,741,500
OCP CLO
Series 2017-13A A1A 144A 3.696% (LIBOR03M + 1.26%) 7/15/30 #●	5,750,000	5,758,625
OZLM XVIII
Series 2018-18A A 144A 3.456% (LIBOR03M + 1.02%, Floor 1.02%) 4/15/31 #●	6,250,000	6,204,900
Saranac CLO VII
Series 2014-2A A1AR 144A 3.552% (LIBOR03M + 1.23%) 11/20/29 #●	6,500,000	6,509,990
Shackleton CLO
Series 2013-3A AR 144A 3.556% (LIBOR03M + 1.12%, Floor 1.12%) 7/15/30 #●	5,500,000	5,484,468
Sound Point CLO II
Series 2013-1A A1R 144A 3.578% (LIBOR03M + 1.07%, Floor 1.07%) 1/26/31 #●	3,200,000	3,187,040
Sounds Point CLO IV-R
Series 2013-3RA A 144A 3.595% (LIBOR03M + 1.15%, Floor 1.15%) 4/18/31 #●	6,000,000	6,000,378
Steele Creek CLO
Series 2017-1A A 144A 3.686% (LIBOR03M + 1.25%) 1/15/30 #●	3,000,000	3,007,359
TIAA CLO II
Series 2017-1A A 144A 3.749% (LIBOR03M + 1.28%) 4/20/29 #●	4,185,000	4,189,938
Venture 31 CLO
Series 2018-31A A1 144A 3.499% (LIBOR03M + 1.03%, Floor 1.03%) 4/20/31 #●	7,150,000	7,101,995
Venture CDO
Series 2016-25A A1 144A 3.959% (LIBOR03M + 1.49%) 4/20/29 #●	2,085,000	2,088,730
Venture XXII CLO
Series 2015-22A AR 144A 3.516% (LIBOR03M + 1.08%) 1/15/31 #●	7,000,000	6,992,265

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

Venture XXIV CLO
Series 2016-24A A1D 144A 3.889% (LIBOR03M + 1.42%) 10/20/28 #●	5,335,000	$5,346,972
Venture XXVIII CLO
Series 2017-28A A2 144A 3.579% (LIBOR03M + 1.11%) 7/20/30 #●	7,550,000	7,539,060
Zais CLO 6
Series 2017-1A A1 144A 3.806% (LIBOR03M + 1.37%) 7/15/29 #●	4,000,000	4,006,020

Total Collateralized Debt Obligations (cost $212,579,315)		212,374,454

Convertible Bonds – 3.21%

Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	1,085,000	1,596,869
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20 *	2,172,000	2,565,875
Blackstone Mortgage Trust 4.375% exercise price $35.67, maturity date 5/5/22	754,000	745,651
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	1,630,000	1,609,995
Blackstone Mortgage Trust 5.25% exercise price $27.36, maturity date 12/1/18	758,000	941,243
Boingo Wireless 144A 1.00% exercise price $42.32, maturity date 10/1/23 #	205,000	206,832
Booking Holdings 0.35% exercise price $1,315.10, maturity date 6/15/20	2,143,000	3,099,674
Cemex 3.72% exercise price $11.01, maturity date 3/15/20 *	3,743,000	3,686,410
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	2,399,000	3,100,573
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	6,098,000	4,696,173
Cree 144A 0.875% exercise price $59.97, maturity date 9/1/23 #	4,108,000	3,848,600
CSG Systems International 4.25% exercise price $57.09, maturity date 3/15/36	2,737,000	2,810,439
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	1,943,000	1,637,518
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	4,229,000	3,778,400
Dycom Industries 0.75% exercise price $96.89, maturity date 9/15/21 *	1,840,000	1,862,663
Empire State Realty OP 144A 2.625% exercise price $19.25, maturity date 8/15/19 #	2,631,000	2,621,549

	Principal amount°	Value (US $)

Convertible Bonds (continued)

GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	3,400,000	$3,906,709
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	3,626,000	3,920,214
Helix Energy Solutions Group 4.125% exercise price $9.47, maturity date 9/15/23	165,000	196,753
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	3,601,000	3,714,572
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	2,191,000	2,155,944
Insulet 1.25% exercise price $58.37, maturity date 9/15/21	1,144,000	1,781,258
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	1,949,000	2,204,777
Jazz Investments I 1.875% exercise price $199.77, maturity date 8/15/21	2,005,000	2,114,647
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	2,351,000	2,645,025
Liberty Media 2.25% exercise price $35.14, maturity date 9/30/46	4,212,000	2,204,169
Ligand Pharmaceuticals 144A 0.75% exercise price $248.48, maturity date 5/15/23 #	1,979,000	1,895,466
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	4,386,000	3,721,591
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	2,150,000	1,988,965
Microchip Technology 1.625% exercise price $98.03, maturity date 2/15/27	3,327,000	3,161,612
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24	1,803,000	2,782,817
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	2,076,000	2,086,455
Novellus Systems 2.625% exercise price $32.95, maturity date 5/15/41	625,000	2,681,688
NRG Energy 144A 2.75% exercise price $47.74, maturity date 6/1/48 #	3,499,000	3,650,335
NXP Semiconductors 1.00% exercise price $102.57, maturity date 12/1/19	1,781,000	1,805,328
Pacira Pharmaceuticals 2.375% exercise price $66.89, maturity date 4/1/22	1,635,000	1,717,097
Palo Alto Networks 144A 0.75% exercise price $266.35, maturity date 7/1/23 #	2,748,000	2,683,348
Paratek Pharmaceuticals 144A 4.75% exercise price $15.90, maturity date 5/1/24 #	4,889,000	4,218,718

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Convertible Bonds (continued)

PROS Holdings 2.00% exercise price $48.63, maturity date 6/1/47	3,711,000	$3,529,710
Quotient Technology 144A 1.75% exercise price $17.36, maturity date 12/1/22 #	2,617,000	2,676,723
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	708,000	689,297
RPM International 2.25% exercise price $52.03, maturity date 12/15/20	1,921,000	2,219,804
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	469,000	568,194
Spirit Realty Capital 3.75% exercise price $11.46, maturity date 5/15/21 *	1,556,000	1,542,149
Splunk 144A 1.125% exercise price $148.30, maturity date 9/15/25 #	818,000	776,343
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22*	2,677,000	2,395,915
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19 *	1,481,000	1,420,562
Team 5.00% exercise price $21.70, maturity date 8/1/23	1,970,000	2,311,570
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19 *	2,703,000	2,554,178
Vector Group 1.75% exercise price $21.28, maturity date 4/15/20 ●	2,295,000	2,357,856
Vector Group 2.50% exercise price $13.81, maturity date 1/15/19 ●	3,300,000	3,459,756
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20 *	2,178,000	2,176,948
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	3,751,000	3,740,613
Vishay Intertechnology 144A 2.25% exercise price $31.49, maturity date 6/15/25 #	2,071,000	1,864,528

Total Convertible Bonds (cost $131,690,241)		130,330,098

Corporate Bonds – 40.39%

Banking – 8.47%
Akbank T.A.S. 144A 7.20% 3/16/27 #*µ	3,060,000	2,606,196
ANZ New Zealand International 144A 2.60% 9/23/19 #	1,300,000	1,293,650
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #	2,575,000	2,303,016
Banco do Brasil 144A 4.875% 4/19/23 #*	2,325,000	2,278,965
Banco Santander 3.848% 4/12/23	6,300,000	6,103,371
Banco Santander Mexico Institucion de Banca Multiple
Grupo Financiero
144A 4.125% 11/9/22 #	3,260,000	3,197,245
144A 5.95% 10/1/28 #µ	2,295,000	2,302,413

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Bank of America
3.30% 8/5/21	AUD	1,420,000	$1,015,506
3.864% 7/23/24 µ		1,695,000	1,683,924
4.271% 7/23/29 µ		8,180,000	8,077,078
5.625% 7/1/20		1,405,000	1,458,375
Bank of China 144A 5.00% 11/13/24 #		3,800,000	3,876,916
Bank of Georgia 144A 6.00% 7/26/23 #		3,380,000	3,323,013
Bank of New York Mellon 4.625% µy		820,000	777,975
Barclays
7.75% µy		2,335,000	2,335,467
8.25% µy		7,590,000	7,634,743
BBVA Bancomer 144A 7.25% 4/22/20 #		935,000	965,631
BNG Bank 3.50% 7/19/27	AUD	1,736,000	1,259,593
Branch Banking & Trust 2.25% 6/1/20		1,355,000	1,334,115
Citibank 3.40% 7/23/21		2,620,000	2,609,950
Citigroup
3.216% (BBSW3M + 1.25%) 8/7/19 ●	AUD	2,308,000	1,641,995
3.75% 10/27/23	AUD	2,222,000	1,593,271
Citizens Bank 2.55% 5/13/21		1,975,000	1,923,050
Citizens Financial Group
2.375% 7/28/21		485,000	467,860
4.30% 12/3/25		4,810,000	4,719,166
Compass Bank
2.875% 6/29/22		5,190,000	4,977,841
3.875% 4/10/25		5,505,000	5,234,862
Cooperatieve Rabobank
2.50% 9/4/20	NOK	8,100,000	979,086
3.375% 4/24/23	NZD	1,411,000	937,135
Credit Suisse Group
144A 6.25% #µy		10,305,000	10,054,135
144A 7.25% #µy		4,240,000	4,202,900
144A 7.50% #µy		4,435,000	4,523,700
DBS Group Holdings 144A 4.52% 12/11/28 #µ		4,460,000	4,514,791
Fifth Third Bancorp
2.60% 6/15/22		2,260,000	2,174,400
3.95% 3/14/28		4,250,000	4,143,750
Fifth Third Bank
2.30% 3/15/19		3,935,000	3,928,526
3.85% 3/15/26		2,435,000	2,364,976
Goldman Sachs Group
3.258% (BBSW3M + 1.30%) 8/21/19 ●	AUD	2,390,000	1,701,281

Schedule of investments
Delaware Diversified Income Fund

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Goldman Sachs Group
3.55% 2/12/21	CAD	1,500,000	$1,147,404
4.223% 5/1/29 µ		3,605,000	3,503,340
5.15% 5/22/45		4,355,000	4,272,963
5.20% 12/17/19	NZD	1,444,000	967,990
6.00% 6/15/20		10,020,000	10,431,312
HSBC Holdings
4.292% 9/12/26 µ		4,535,000	4,477,497
6.50% µy		3,900,000	3,666,000
Huntington National Bank 2.50% 8/7/22		2,745,000	2,626,729
ICICI Bank 144A 4.00% 3/18/26 #*		3,180,000	2,950,057
JPMorgan Chase & Co.
3.50% 12/18/26	GBP	986,000	1,363,229
3.797% 7/23/24 µ		4,200,000	4,176,638
4.203% 7/23/29 µ		3,440,000	3,392,364
6.75% *µy		4,475,000	4,778,181
KeyBank
2.30% 9/14/22		3,505,000	3,339,648
6.95% 2/1/28		17,740,000	20,884,690
Landwirtschaftliche Rentenbank 5.375% 4/23/24	NZD	2,457,000	1,806,144
Lloyds Banking Group 7.50% µy		3,420,000	3,458,475
Morgan Stanley
3.125% 8/5/21	CAD	999,000	756,211
3.737% 4/24/24 µ		10,750,000	10,626,524
5.00% 9/30/21	AUD	1,489,000	1,113,335
5.00% 11/24/25		8,020,000	8,223,921
5.50% 1/26/20		3,645,000	3,742,143
Nationwide Building Society 144A 4.125% 10/18/32 #µ		6,950,000	6,201,513
Nederlandse Waterschapsbank 144A 2.354% (LIBOR03M + 0.02%) 3/15/19 #●		1,145,000	1,145,071
PNC Bank
2.70% 11/1/22		725,000	696,603
4.05% 7/26/28		8,005,000	7,864,431
PNC Financial Services Group 5.00% µy		5,800,000	5,623,100
Popular 6.125% 9/14/23		1,195,000	1,212,089
Regions Financial
2.75% 8/14/22		2,140,000	2,059,551
3.80% 8/14/23		2,665,000	2,640,745
Royal Bank of Scotland Group
3.875% 9/12/23		200,000	192,627
4.519% 6/25/24 µ		1,295,000	1,282,768
8.625% µy		8,640,000	9,104,400

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Santander UK 144A 5.00% 11/7/23 #		9,890,000	$9,927,829
SunTrust Banks
2.45% 8/1/22		3,070,000	2,943,232
2.70% 1/27/22		5,605,000	5,430,623
3.00% 2/2/23		2,050,000	1,994,153
3.30% 5/15/26		2,845,000	2,666,502
Turkiye Garanti Bankasi
144A 5.25% 9/13/22 #*		610,000	565,380
144A 6.25% 4/20/21 #		3,965,000	3,873,210
Turkiye Is Bankasi 144A 7.00% 6/29/28 #µ		2,760,000	2,060,450
UBS Group Funding Switzerland
144A 4.125% 9/24/25 #		5,345,000	5,263,690
6.875% µy		5,250,000	5,271,082
US Bancorp
3.10% 4/27/26		7,010,000	6,546,457
3.15% 4/27/27		2,610,000	2,463,275
US Bank 3.40% 7/24/23		2,655,000	2,632,358
USB Capital IX 3.50% (LIBOR03M + 1.02%) y●		27,182,000	23,682,317
Wells Fargo & Co.
3.00% 7/27/21	AUD	2,492,000	1,768,447
3.50% 9/12/29	GBP	1,700,000	2,310,489
Wells Fargo Capital X 5.95% 12/15/36		470,000	493,500
Westpac Banking 5.00% µy		1,345,000	1,177,830
Woori Bank 144A 4.75% 4/30/24 #		3,670,000	3,674,551
Zions Bancorporation 4.50% 6/13/23		3,460,000	3,479,994

			344,472,929

Basic Industry – 3.92%
Anglo American Capital
144A 4.75% 4/10/27 #		12,000,000	11,571,197
144A 4.875% 5/14/25 #		4,030,000	3,977,602
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ		12,410,000	12,959,143
BMC East 144A 5.50% 10/1/24 #		1,200,000	1,128,000
Boise Cascade 144A 5.625% 9/1/24 #		2,025,000	1,994,625
Braskem Netherlands Finance
144A 3.50% 1/10/23 #		610,000	577,792
144A 4.50% 1/10/28 #		4,220,000	3,903,500
Builders FirstSource 144A 5.625% 9/1/24 #		1,590,000	1,488,637
CK Hutchison International 17 144A 2.875% 4/5/22 #		4,320,000	4,191,631
Cleveland-Cliffs 5.75% 3/1/25 *		760,000	721,050
CSN Resources 144A 7.625% 2/13/23 #*		3,845,000	3,566,276
Cydsa 144A 6.25% 10/4/27 #		3,825,000	3,574,501
Dow Chemical 8.55% 5/15/19		33,171,000	34,121,090

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
Equate Petrochemical 144A 3.00% 3/3/22 #	2,345,000	$2,248,820
First Quantum Minerals
144A 7.25% 4/1/23 #	2,300,000	2,133,250
144A 7.50% 4/1/25 #	1,495,000	1,339,894
Freeport-McMoRan
4.55% 11/14/24	780,000	724,425
6.875% 2/15/23	1,985,000	2,084,250
Georgia-Pacific 8.00% 1/15/24	11,171,000	13,292,966
Hudbay Minerals
144A 7.25% 1/15/23 #	30,000	30,000
144A 7.625% 1/15/25 #	685,000	690,137
Israel Chemicals 144A 6.375% 5/31/38 #	4,620,000	4,595,745
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	800,000	858,000
Mexichem 144A 5.50% 1/15/48 #	4,225,000	3,726,492
NOVA Chemicals
144A 5.00% 5/1/25 #	1,055,000	962,687
144A 5.25% 6/1/27 #	860,000	778,300
Novelis 144A 6.25% 8/15/24 #	883,000	876,377
Novolipetsk Steel Via Steel Funding 144A 4.00% 9/21/24 #	3,360,000	3,107,157
OCP
144A 4.50% 10/22/25 #	2,015,000	1,911,074
144A 6.875% 4/25/44 #*	2,310,000	2,419,783
Olin 5.125% 9/15/27 *	1,725,000	1,615,031
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	3,150,000	2,896,028
Phosagro OAO Via Phosagro Bond Funding 144A 3.95% 11/3/21 #	4,650,000	4,512,723
SASOL Financing USA
5.875% 3/27/24	1,885,000	1,901,281
6.50% 9/27/28	1,705,000	1,728,846
Standard Industries 144A 5.00% 2/15/27 #	2,410,000	2,205,150
Steel Dynamics 5.50% 10/1/24	745,000	751,519
Suzano Austria
144A 6.00% 1/15/29 #	1,960,000	1,999,200
144A 7.00% 3/16/47 #	2,195,000	2,300,360
Syngenta Finance
144A 3.933% 4/23/21 #	2,540,000	2,528,700
144A 4.441% 4/24/23 #	1,560,000	1,536,709
144A 5.182% 4/24/28 #*	6,570,000	6,227,539
Tronox Finance 144A 5.75% 10/1/25 #	1,390,000	1,223,200

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
Vedanta Resources
144A 6.125% 8/9/24 #	965,000	$856,287
144A 7.125% 5/31/23 #	1,615,000	1,522,137

		159,359,111

Brokerage – 0.94%
Charles Schwab
3.25% 5/21/21	2,160,000	2,153,573
3.85% 5/21/25	2,300,000	2,302,526
5.00% µy	1,740,000	1,655,175
E*TRADE Financial
3.80% 8/24/27	3,095,000	2,899,082
5.875% *µy	3,380,000	3,371,550
Intercontinental Exchange
3.45% 9/21/23	1,040,000	1,033,626
3.75% 9/21/28	1,160,000	1,134,046
4.25% 9/21/48	1,155,000	1,078,793
Jefferies Group
4.15% 1/23/30	1,585,000	1,386,083
6.45% 6/8/27	3,815,000	4,053,399
6.50% 1/20/43	2,455,000	2,463,439
Lazard Group 3.75% 2/13/25	15,330,000	14,679,591

		38,210,883

Capital Goods – 1.15%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	790,000	742,600
BWAY Holding 144A 5.50% 4/15/24 #	2,165,000	2,083,813
CCL Industries 144A 3.25% 10/1/26 #	3,480,000	3,165,559
Crane 4.20% 3/15/48	2,585,000	2,314,577
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #*	2,065,000	2,039,187
Harris 4.40% 6/15/28	2,455,000	2,461,333
L3 Technologies
3.85% 6/15/23	1,925,000	1,921,279
4.40% 6/15/28	620,000	620,404
Martin Marietta Materials 4.25% 12/15/47	3,280,000	2,642,840
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	1,780,000	1,869,000
Northrop Grumman
2.55% 10/15/22	6,300,000	6,062,641
3.25% 8/1/23	2,550,000	2,498,041
Nvent Finance 4.55% 4/15/28	10,470,000	10,137,916
TransDigm 6.375% 6/15/26	1,550,000	1,522,875

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Capital Goods (continued)
United Technologies
3.65% 8/16/23		945,000	$935,418
4.125% 11/16/28		5,815,000	5,733,999

			46,751,482

Communications – 4.04%
American Tower Trust #1 144A 3.07% 3/15/23 #		10,235,000	9,929,240
AT&T
3.514% (LIBOR03M + 1.18%) 6/12/24 ●		2,520,000	2,528,903
144A 4.30% 2/15/30 #		1,555,000	1,464,504
4.50% 3/9/48		2,160,000	1,806,667
5.25% 3/1/37		6,330,000	6,072,375
Bell Canada 3.35% 3/22/23	CAD	2,132,000	1,605,887
C&W Senior Financing 144A 7.50% 10/15/26 #		2,290,000	2,301,450
Charter Communications Operating 5.375% 4/1/38		4,095,000	3,768,900
Comcast
3.70% 4/15/24		8,160,000	8,138,009
4.15% 10/15/28		4,010,000	3,982,177
4.70% 10/15/48		5,715,000	5,553,460
Comcel Trust 144A 6.875% 2/6/24 #		3,805,000	3,903,930
Crown Castle International
3.80% 2/15/28		1,465,000	1,366,823
5.25% 1/15/23		4,275,000	4,462,720
Crown Castle Towers 144A 4.241% 7/15/28 #		2,090,000	2,090,167
Deutsche Telekom International Finance
144A 4.375% 6/21/28 #		4,265,000	4,185,276
6.50% 4/8/22	GBP	1,270,000	1,880,278
Digicel Group
144A 7.125% 4/1/22 #*		4,290,000	2,691,975
144A 8.25% 9/30/20 #		2,200,000	1,581,250
Discovery Communications 5.20% 9/20/47		6,325,000	5,862,671
Equinix 5.375% 5/15/27		1,680,000	1,667,400
GTP Acquisition Partners I 144A 2.35% 6/15/20 #		2,605,000	2,548,108
Level 3 Financing 5.375% 5/1/25		2,110,000	2,065,163
Myriad International Holdings 144A 4.85% 7/6/27 #		1,405,000	1,362,007
SBA Communications 4.875% 9/1/24		2,665,000	2,581,719
SBA Tower Trust 144A 2.898% 10/15/19 #		405,000	402,739
Sirius XM Radio 144A 5.375% 4/15/25 #		1,337,000	1,327,808
Sprint
7.125% 6/15/24		245,000	251,125
7.875% 9/15/23		1,294,000	1,384,580
Sprint Communications 7.00% 8/15/20		270,000	280,125
Sprint Spectrum 144A 4.738% 3/20/25 #		3,190,000	3,193,987

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Communications (continued)
Telecom Italia 144A 5.303% 5/30/24 #		1,285,000	$1,215,931
Telefonica Emisiones 4.895% 3/6/48		6,450,000	5,763,920
TELUS 4.60% 11/16/48 *		6,505,000	6,249,516
Time Warner Cable 7.30% 7/1/38		9,865,000	10,909,138
Time Warner Entertainment 8.375% 3/15/23		5,470,000	6,310,672
T-Mobile USA 6.50% 1/15/26		1,875,000	1,982,813
VEON Holdings
144A 4.95% 6/16/24 #		1,450,000	1,376,427
144A 5.95% 2/13/23 #		2,540,000	2,556,866
Verizon Communications
3.25% 2/17/26	EUR	2,606,000	3,329,820
4.50% 8/17/27	AUD	2,230,000	1,604,697
4.50% 8/10/33		11,250,000	10,956,697
Viacom 4.375% 3/15/43		6,660,000	5,469,753
Vodafone Group 3.75% 1/16/24		5,090,000	4,981,854
VTR Finance 144A 6.875% 1/15/24 #		3,551,000	3,608,704
Warner Media
3.875% 1/15/26		1,705,000	1,636,167
4.85% 7/15/45		2,035,000	1,816,243
Zayo Group
144A 5.75% 1/15/27 #		1,615,000	1,587,061
6.375% 5/15/25		520,000	533,650

			164,131,352

Consumer Cyclical – 1.65%
AMC Entertainment Holdings 6.125% 5/15/27		1,750,000	1,616,563
American Axle & Manufacturing 6.25% 3/15/26		795,000	753,263
Atento Luxco 1 144A 6.125% 8/10/22 #		3,430,000	3,378,550
Best Buy 4.45% 10/1/28		6,320,000	6,085,984
Boyd Gaming 6.375% 4/1/26		1,325,000	1,318,375
Daimler 2.75% 12/10/18	NOK	14,510,000	1,724,211
Daimler Finance North America 144A 3.35% 2/22/23 #		2,905,000	2,837,109
Dollar Tree
3.70% 5/15/23		4,440,000	4,331,367
4.00% 5/15/25		3,960,000	3,810,608
Ford Motor Credit 4.14% 2/15/23		5,675,000	5,513,416
General Motors 6.75% 4/1/46		1,230,000	1,255,266
General Motors Financial
4.35% 4/9/25		4,745,000	4,577,237
5.25% 3/1/26		3,725,000	3,725,043
GLP Capital
5.30% 1/15/29		2,015,000	1,987,294
5.375% 4/15/26		979,000	975,329

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
JD.com 3.125% 4/29/21		2,625,000	$2,531,525
KFC Holding 144A 5.25% 6/1/26 #		1,700,000	1,674,500
Live Nation Entertainment 144A 5.625% 3/15/26 #		1,005,000	1,007,513
Marriott International 4.50% 10/1/34		1,035,000	1,003,828
MGM Resorts International 5.75% 6/15/25		1,280,000	1,254,400
Penn National Gaming 144A 5.625% 1/15/27 #*		2,375,000	2,214,687
Penske Automotive Group 5.50% 5/15/26		770,000	735,350
Royal Caribbean Cruises 3.70% 3/15/28		6,840,000	6,289,078
Sands China
144A 4.60% 8/8/23 #		1,510,000	1,493,078
144A 5.125% 8/8/25 #		2,365,000	2,322,316
Scientific Games International 10.00% 12/1/22		2,395,000	2,511,756

			66,927,646

Consumer Non-Cyclical – 3.47%
AbbVie 4.25% 11/14/28		6,155,000	5,945,950
Air Medical Group Holdings 144A 6.375% 5/15/23 #		377,000	340,714
Amgen 4.00% 9/13/29	GBP	1,271,000	1,809,664
Anheuser-Busch InBev Finance 3.65% 2/1/26		7,255,000	6,892,050
AstraZeneca
3.50% 8/17/23		2,165,000	2,132,759
4.00% 1/17/29		7,340,000	7,078,458
BAT Capital
144A 2.297% 8/14/20 #		705,000	690,166
144A 3.222% 8/15/24 #		6,750,000	6,378,618
Bayer US Finance II
144A 4.25% 12/15/25 #		1,865,000	1,833,857
144A 4.375% 12/15/28 #		7,795,000	7,563,960
Bunge Finance 4.35% 3/15/24		5,105,000	5,016,395
Campbell Soup 3.65% 3/15/23		6,305,000	6,118,926
Conagra Brands
4.30% 5/1/24		5,345,000	5,359,713
4.60% 11/1/25		1,845,000	1,849,165
5.30% 11/1/38		2,300,000	2,234,318
Cott Holdings 144A 5.50% 4/1/25 #		1,205,000	1,150,775
CVS Health
3.70% 3/9/23		1,700,000	1,681,289
4.30% 3/25/28		15,605,000	15,250,760
ESAL 144A 6.25% 2/5/23 #*		2,180,000	2,152,750
General Mills 3.70% 10/17/23		3,915,000	3,861,322
JBS USA LUX
144A 5.75% 6/15/25 #		395,000	383,644
144A 6.75% 2/15/28 #		2,280,000	2,225,850

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Kernel Holding 144A 8.75% 1/31/22 #	4,410,000	$4,442,436
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	4,535,000	4,603,025
MHP
144A 6.95% 4/3/26 #	1,660,000	1,537,359
144A 7.75% 5/10/24 #	3,030,000	3,000,079
Mylan 144A 4.55% 4/15/28 #	3,330,000	3,087,545
Nestle Holdings 144A 4.00% 9/24/48 #	4,905,000	4,596,132
New York-Presbyterian Hospital 4.063% 8/1/56	3,760,000	3,495,506
Pernod Ricard 144A 4.45% 1/15/22 #	3,010,000	3,068,657
Rede D’or Finance 144A 4.95% 1/17/28 #*	4,415,000	3,926,083
Rio Energy 144A 6.875% 2/1/25 #	2,550,000	2,014,500
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28*	3,585,000	3,672,203
Zimmer Biomet Holdings 4.625% 11/30/19	15,621,000	15,813,399

		141,208,027

Electric – 5.11%
AES Gener 144A 8.375% 12/18/73 #µ	2,170,000	2,204,373
Ameren Illinois 9.75% 11/15/18	16,210,000	16,250,935
American Transmission Systems 144A 5.25% 1/15/22 #	14,260,000	14,915,177
Ausgrid Finance
144A 3.85% 5/1/23 #	4,440,000	4,402,599
144A 4.35% 8/1/28 #	3,095,000	3,045,060
Avangrid 3.15% 12/1/24	6,790,000	6,430,011
Cemig Geracao e Transmissao 144A 9.25% 12/5/24 #	3,090,000	3,303,983
CenterPoint Energy
3.85% 2/1/24	2,805,000	2,806,396
4.25% 11/1/28	3,420,000	3,393,811
6.125% µy	3,920,000	3,964,100
Cleveland Electric Illuminating 5.50% 8/15/24	290,000	313,817
ComEd Financing III 6.35% 3/15/33	4,959,000	5,206,950
Consumers Energy
3.80% 11/15/28	1,635,000	1,628,854
4.35% 4/15/49	1,585,000	1,578,430
Dominion Energy 3.625% 12/1/24	4,495,000	4,411,049
DTE Energy 3.30% 6/15/22	5,245,000	5,167,144
Electricite de France
144A 4.50% 9/21/28 #	4,935,000	4,777,536
144A 5.00% 9/21/48 #	3,505,000	3,239,745
Emera 6.75% 6/15/76 µ	6,710,000	7,028,725
Enel 144A 8.75% 9/24/73 #µ	7,060,000	7,642,450
Enel Chile 4.875% 6/12/28	2,315,000	2,299,953
Enel Finance International 144A 3.625% 5/25/27 #	5,565,000	4,841,290

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Electric (continued)
Entergy Louisiana
4.05% 9/1/23		14,030,000	$14,301,583
4.95% 1/15/45		685,000	670,144
Eskom Holdings SOC 144A 6.35% 8/10/28 #		3,185,000	3,078,780
Evergy 4.85% 6/1/21		2,805,000	2,864,458
Exelon 3.497% 6/1/22		2,810,000	2,742,895
Interstate Power & Light 4.10% 9/26/28		4,220,000	4,204,711
Israel Electric 144A 5.00% 11/12/24 #		2,085,000	2,111,063
Kallpa Generacion 144A 4.125% 8/16/27 #		4,195,000	3,848,954
Kansas City Power & Light 3.65% 8/15/25		7,975,000	7,824,166
Mississippi Power 3.95% 3/30/28		3,750,000	3,641,396
National Rural Utilities Cooperative Finance
4.75% 4/30/43 µ		5,585,000	5,572,313
5.25% 4/20/46 µ		6,060,000	6,096,175
Nevada Power 2.75% 4/15/20		4,115,000	4,096,597
Newfoundland & Labrador Hydro 3.60% 12/1/45	CAD	1,500,000	1,134,004
NV Energy 6.25% 11/15/20		10,391,000	10,947,664
Oglethorpe Power 144A 5.05% 10/1/48 #		4,890,000	4,820,090
Pennsylvania Electric 5.20% 4/1/20		398,000	407,338
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #		1,675,000	1,511,737
144A 5.25% 5/15/47 #*		1,190,000	1,049,064
PSEG Power 3.85% 6/1/23		4,300,000	4,273,981
Public Service Co. of Oklahoma 5.15% 12/1/19		3,340,000	3,413,191
Southwestern Electric Power 4.10% 9/15/28		8,025,000	7,943,232
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #		2,505,000	2,458,498

			207,864,422

Energy – 4.57%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #		3,555,000	3,373,667
Alta Mesa Holdings 7.875% 12/15/24		905,000	814,500
AmeriGas Partners 5.875% 8/20/26		1,410,000	1,339,500
Anadarko Petroleum 6.60% 3/15/46		1,295,000	1,436,502
Andeavor Logistics 4.25% 12/1/27		5,970,000	5,693,224
BP Capital Markets America 3.796% 9/21/25		7,835,000	7,686,756
Cheniere Corpus Christi Holdings 5.875% 3/31/25		1,465,000	1,508,950
Chesapeake Energy 7.00% 10/1/24		1,380,000	1,350,675
Crestwood Midstream Partners 5.75% 4/1/25		1,695,000	1,699,237
Diamond Offshore Drilling 7.875% 8/15/25 *		1,380,000	1,362,750
Enbridge
6.00% 1/15/77 µ		2,745,000	2,580,041
6.25% 3/1/78 µ		1,975,000	1,854,909

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Enbridge Energy Partners
4.375% 10/15/20	845,000	$856,650
5.20% 3/15/20	445,000	454,587
5.50% 9/15/40	1,440,000	1,478,183
Energy Transfer 7.50% 10/15/20	1,199,000	1,272,439
Energy Transfer Operating
6.00% 6/15/48	970,000	958,952
6.625% µy	5,985,000	5,554,828
Ensco 7.75% 2/1/26 *	1,380,000	1,292,025
Enterprise Products Operating 4.80% 2/1/49	1,435,000	1,385,419
Frontera Energy 144A 9.70% 6/25/23 #	1,165,000	1,236,939
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	3,560,000	3,406,870
Genesis Energy 6.75% 8/1/22	1,685,000	1,701,850
Geopark 144A 6.50% 9/21/24 #	1,930,000	1,927,587
Gulfport Energy 6.625% 5/1/23	1,140,000	1,145,700
Infraestructura Energetica Nova 144A 4.875% 1/14/48 #	2,760,000	2,331,179
KazMunayGas National JSC 144A 6.375% 10/24/48 #	3,040,000	3,095,319
KazTransGas JSC 144A 4.375% 9/26/27 #	2,955,000	2,797,298
Kinder Morgan 5.20% 3/1/48	6,580,000	6,377,028
Laredo Petroleum 6.25% 3/15/23	1,380,000	1,362,750
Marathon Oil
4.40% 7/15/27	3,050,000	2,977,827
5.20% 6/1/45	3,510,000	3,455,915
MPLX 4.875% 12/1/24	8,490,000	8,705,389
Murphy Oil 6.875% 8/15/24	2,350,000	2,460,404
Murphy Oil USA 6.00% 8/15/23	1,609,000	1,649,225
Nabors Industries 5.75% 2/1/25	1,485,000	1,374,345
Newfield Exploration 5.75% 1/30/22	1,260,000	1,305,675
NiSource 144A 5.65% #µy	3,660,000	3,592,107
Noble Energy
3.85% 1/15/28	4,545,000	4,175,719
4.95% 8/15/47	1,455,000	1,324,767
5.05% 11/15/44	1,180,000	1,085,804
NuStar Logistics 5.625% 4/28/27	1,385,000	1,329,600
Oasis Petroleum 144A 6.25% 5/1/26 #*	1,220,000	1,200,175
Oil and Gas Holding 144A 7.625% 11/7/24 #	2,555,000	2,555,000
ONEOK 7.50% 9/1/23	6,425,000	7,271,514
Pertamina Persero 144A 4.875% 5/3/22 #	355,000	360,856
Petrobras Global Finance
7.25% 3/17/44	1,265,000	1,224,678
7.375% 1/17/27	2,470,000	2,568,429

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Petroleos Mexicanos
6.50% 3/13/27	775,000	$752,913
6.75% 9/21/47	3,140,000	2,712,646
Precision Drilling
144A 7.125% 1/15/26 #	775,000	771,125
7.75% 12/15/23	1,125,000	1,175,625
QEP Resources 5.25% 5/1/23	2,130,000	2,050,125
Sabine Pass Liquefaction
5.625% 3/1/25	6,815,000	7,124,441
5.75% 5/15/24	3,725,000	3,949,710
5.875% 6/30/26	4,185,000	4,449,890
Sempra Energy 3.80% 2/1/38	3,205,000	2,800,477
Shell International Finance 4.375% 5/11/45	822,000	810,215
Southwestern Energy 6.20% 1/23/25	465,000	453,956
Summit Midstream Holdings 5.75% 4/15/25	2,040,000	1,963,500
Sunoco Logistics Partners Operations 4.25% 4/1/24	705,000	696,076
Targa Resources Partners 5.375% 2/1/27	1,665,000	1,627,537
Tecpetrol 144A 4.875% 12/12/22 #	6,390,000	5,846,914
TransCanada PipeLines 5.10% 3/15/49	2,455,000	2,466,454
Transcanada Trust 5.875% 8/15/76 µ	2,885,000	2,847,207
Transcontinental Gas Pipe Line
4.00% 3/15/28	1,905,000	1,834,135
4.60% 3/15/48	2,225,000	2,056,642
Transocean 144A 9.00% 7/15/23 #	330,000	346,913
Transocean Proteus 144A 6.25% 12/1/24 #	1,368,500	1,368,500
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	2,850,000	2,686,153
Tullow Oil 144A 7.00% 3/1/25 #	4,595,000	4,509,303
Williams
3.75% 6/15/27	2,070,000	1,931,073
4.55% 6/24/24	2,555,000	2,574,969
4.85% 3/1/48	3,760,000	3,446,055
YPF
144A 7.00% 12/15/47 #*	2,670,000	2,037,744
144A 47.833% (BADLARPP + 4.00%) 7/7/20 #●	6,260,000	2,738,750

		185,982,791

Finance Companies – 1.09%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	3,310,000	3,409,300
AerCap Ireland Capital 3.65% 7/21/27	8,998,000	8,089,132
Air Lease
3.00% 9/15/23	5,685,000	5,361,098
3.625% 4/1/27	3,575,000	3,259,105

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Finance Companies (continued)
Aviation Capital Group
144A 3.50% 11/1/27 #	1,245,000	$1,121,190
144A 4.875% 10/1/25 #	4,855,000	4,896,099
BOC Aviation 144A 2.375% 9/15/21 #	4,235,000	4,043,366
GE Capital International Funding Unlimited 4.418% 11/15/35	6,990,000	6,049,925
International Lease Finance 8.625% 1/15/22	3,082,000	3,494,438
Temasek Financial I 144A 2.375% 1/23/23 #*	4,915,000	4,698,040

		44,421,693

Healthcare – 0.40%
DaVita 5.00% 5/1/25	1,163,000	1,099,035
Encompass Health
5.75% 11/1/24	1,707,000	1,709,134
5.75% 9/15/25	1,280,000	1,273,600
HCA
5.375% 2/1/25	2,380,000	2,400,825
7.58% 9/15/25	160,000	176,400
Hill-Rom Holdings 144A 5.75% 9/1/23 #	1,555,000	1,580,269
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	1,582,000	1,610,982
Tenet Healthcare 5.125% 5/1/25	2,425,000	2,340,125
Teva Pharmaceutical Finance Netherlands III 6.00% 4/15/24	2,880,000	2,869,393
Universal Health Services 144A 5.00% 6/1/26 #	1,135,000	1,129,325

		16,189,088

Insurance – 1.92%
Acrisure 144A 7.00% 11/15/25 #	1,474,000	1,322,915
AssuredPartners 144A 7.00% 8/15/25 #	2,221,000	2,196,014
AXA Equitable Holdings
144A 4.35% 4/20/28 #	1,710,000	1,642,087
144A 5.00% 4/20/48 #	2,815,000	2,517,246
Halfmoon Parent
144A 3.326% (LIBOR03M + 0.89%) 7/15/23 #*●	3,240,000	3,239,514
144A 4.125% 11/15/25 #	6,605,000	6,539,215
144A 4.375% 10/15/28 #	4,655,000	4,554,865
HUB International 144A 7.00% 5/1/26 #	385,000	376,723
MetLife
6.40% 12/15/36	40,000	41,580
144A 9.25% 4/8/38 #	8,985,000	11,950,050
NFP 144A 6.875% 7/15/25 #	4,553,000	4,427,793
Nuveen Finance
144A 2.95% 11/1/19 #	4,670,000	4,662,008
144A 4.125% 11/1/24 #	2,790,000	2,795,539

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Insurance (continued)
Progressive 4.00% 3/1/29	3,965,000	$3,946,480
Prudential Financial
4.50% 11/15/20	3,385,000	3,467,412
5.375% 5/15/45 µ	4,135,000	4,052,300
USIS Merger Sub 144A 6.875% 5/1/25 #	6,305,000	6,163,137
Voya Financial 144A 4.70% 1/23/48 #µ	3,740,000	3,225,750
Willis North America
3.60% 5/15/24	986,000	949,871
4.50% 9/15/28	3,580,000	3,550,615
XLIT
4.894% (LIBOR03M + 2.458%) *y●	2,639,000	2,593,134
5.50% 3/31/45	3,555,000	3,647,991

		77,862,239

Media – 0.34%
Altice France 144A 6.25% 5/15/24 #	1,815,000	1,749,206
AMC Networks 4.75% 8/1/25	1,015,000	946,081
CCO Holdings 144A 5.125% 5/1/27 #	1,190,000	1,123,063
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	2,000,000	2,120,000
Gray Television 144A 5.875% 7/15/26 #	1,920,000	1,847,405
Tribune Media 5.875% 7/15/22	1,080,000	1,098,900
UPCB Finance IV 144A 5.375% 1/15/25 #	2,849,000	2,779,199
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	2,360,000	2,209,550

		13,873,404

Real Estate – 0.92%
Corporate Office Properties
3.60% 5/15/23	6,545,000	6,314,313
5.25% 2/15/24	5,315,000	5,463,669
ESH Hospitality 144A 5.25% 5/1/25 #	1,110,000	1,053,113
Growthpoint Properties International 144A 5.872% 5/2/23 #	2,175,000	2,163,157
Hospitality Properties Trust 4.50% 3/15/25	5,010,000	4,841,096
Host Hotels & Resorts
3.75% 10/15/23	4,180,000	4,070,000
3.875% 4/1/24	705,000	688,138
4.50% 2/1/26	1,525,000	1,503,335
Kilroy Realty 3.45% 12/15/24	3,485,000	3,315,896
Life Storage 3.50% 7/1/26	3,750,000	3,454,550
WP Carey 4.60% 4/1/24	4,645,000	4,675,550

		37,542,817

Services – 0.21%
Advanced Disposal Services 144A 5.625% 11/15/24 #	380,000	371,450

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Services (continued)
Avis Budget Car Rental 144A 6.375% 4/1/24 #*	1,115,000	$1,069,006
Covanta Holding 5.875% 7/1/25	1,105,000	1,074,613
GEO Group
5.125% 4/1/23	860,000	810,550
5.875% 1/15/22	500,000	496,250
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,780,000	1,646,500
KAR Auction Services 144A 5.125% 6/1/25 #	875,000	831,250
Prime Security Services Borrower 144A 9.25% 5/15/23 #	1,002,000	1,061,318
United Rentals North America 5.50% 5/15/27	1,335,000	1,271,587

		8,632,524

Technology – 1.23%
Baidu 4.375% 3/29/28	3,905,000	3,798,034
Broadcom 3.50% 1/15/28	4,470,000	3,942,823
CDK Global
4.875% 6/1/27	1,450,000	1,364,813
5.00% 10/15/24	4,350,000	4,305,195
CDW Finance 5.00% 9/1/25	1,425,000	1,394,719
CommScope Technologies 144A 5.00% 3/15/27 #	3,110,000	2,799,000
Corning
4.375% 11/15/57	1,955,000	1,595,347
5.35% 11/15/48	1,955,000	1,958,187
Dell International
144A 6.02% 6/15/26 #	8,675,000	9,008,740
144A 8.10% 7/15/36 #	140,000	158,603
First Data 144A 5.75% 1/15/24 #	1,325,000	1,338,250
Fiserv
3.80% 10/1/23	1,510,000	1,510,834
4.20% 10/1/28	2,880,000	2,856,800
Genesys Telecommunications Laboratories 144A 10.00% 11/30/24 #	90,000	97,875
Infor US 6.50% 5/15/22	320,000	320,800
Marvell Technology Group 4.875% 6/22/28	6,285,000	6,177,529
Microchip Technology
144A 3.922% 6/1/21 #	1,445,000	1,435,449
144A 4.333% 6/1/23 #	1,665,000	1,629,664
MSCI 144A 5.375% 5/15/27 #	1,180,000	1,171,150
NXP 144A 4.625% 6/1/23 #	3,230,000	3,209,813

		50,073,625

Transportation – 0.73%
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #	6,770,000	5,954,966
Burlington Northern Santa Fe 4.15% 12/15/48	2,910,000	2,753,179
FedEx 4.05% 2/15/48	6,055,000	5,132,931

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Transportation (continued)
Norfolk Southern 3.80% 8/1/28	3,595,000	$3,501,911
Penske Truck Leasing 144A 4.20% 4/1/27 #	4,020,000	3,909,693
Union Pacific 3.50% 6/8/23	3,175,000	3,163,197
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ◆	1,844,722	1,846,078
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ◆	1,725,029	1,714,342
XPO Logistics 144A 6.125% 9/1/23 #	1,781,000	1,830,779

		29,807,076

Utilities – 0.23%
Aegea Finance 144A 5.75% 10/10/24 #*	3,570,000	3,453,975
AES Andres 144A 7.95% 5/11/26 #	4,100,000	4,217,875
Calpine
144A 5.25% 6/1/26 #	405,000	373,613
5.75% 1/15/25	1,515,000	1,359,409

		9,404,872

Total Corporate Bonds (cost $1,684,557,518)		1,642,715,981

Loan Agreements – 8.19%

Acrisure Tranche B 1st Lien 6.552% (LIBOR01M + 4.25%) 11/22/23 ●	3,523,308	3,540,044
Air Medical Group Holdings Tranche B 1st Lien 5.534% (LIBOR01M + 3.25%) 4/28/22 ●	10,457	10,179
Albertson’s Tranche B4 1st Lien 5.052% (LIBOR01M + 2.75%) 8/25/21 ●	3,169,153	3,168,164
Allied Universal Holdco 1st Lien 6.641% (LIBOR03M + 3.25%) 7/28/22 ●	1,070,000	1,065,541
Alpha 3 Tranche B1 1st Lien 5.386% (LIBOR03M + 3.00%) 1/31/24 ●	1,721,155	1,724,024
Altice France Tranche B11 1st Lien 5.052% (LIBOR01M + 2.75%) 7/31/25 ●	2,609,315	2,540,820
Altice France Tranche B12 1st Lien 5.967% (LIBOR01M + 3.688%) 1/31/26 ●	188,134	184,724
Altice France Tranche B13 1st Lien 6.28% (LIBOR01M + 4.00%) 1/31/26 ●	630,000	622,440
American Airlines Tranche B 1st Lien 4.28% (LIBOR01M + 2.00%) 12/14/23 ●	3,530,500	3,511,467
Applied Systems 2nd Lien 9.386% (LIBOR03M + 7.00%) 9/19/25 ●	3,735,000	3,822,772
Aramark Services Tranche B3 1st Lien 4.052% (LIBOR01M + 1.75%) 3/11/25 ●	1,744,079	1,747,349
AssuredPartners Tranche B 1st Lien 5.552% (LIBOR01M + 3.25%) 10/22/24 ●	3,170,953	3,166,494

	Principal amount°	Value (US $)

Loan Agreements (continued)

Avis Budget Car Rental Tranche B 1st Lien 4.31% (LIBOR01M + 2.00%) 2/13/25 ●	2,590,425	$2,585,537
Ball Metalpack Finco Tranche B 1st Lien 6.802% (LIBOR01M + 4.50%) 7/31/25 ●	2,468,813	2,496,587
Ball Metalpack Finco Tranche B 2nd Lien 11.052% (LIBOR01M + 8.75%) 7/31/26 ●	542,000	536,580
Bausch Health Tranche B 1st Lien 5.274% (LIBOR01M + 3.00%) 6/1/25 ●	2,529,354	2,535,503
Blue Ribbon 1st Lien 6.265% (LIBOR03M + 3.00%) 11/13/21 ●	4,450,007	4,177,444
Bombardier Recreational Products Tranche B 1st Lien 4.30% (LIBOR01M + 2.00%) 5/23/25 ●	1,476,300	1,474,762
Boxer Parent Tranche B 1st Lien 6.648% (LIBOR03M + 4.25%) 10/2/25 ●	2,652,000	2,663,603
Builders FirstSource 1st Lien 5.386% (LIBOR03M + 3.00%) 2/29/24 ●	3,778,654	3,749,528
BWAY Holding Tranche B 1st Lien 5.658% (LIBOR03M + 3.25%) 4/3/24 ●	3,401,938	3,387,054
CH Hold 2nd Lien 9.552% (LIBOR01M + 7.25%) 2/1/25 ●	824,418	832,662
Change Healthcare Holdings Tranche B 1st Lien 5.173% (LIBOR01M + 2.75%) 3/1/24 ●	4,797,786	4,798,117
Charter Communications Operating Tranche B 1st Lien 4.31% (LIBOR01M + 2.00%) 4/30/25 ●	2,496,138	2,499,258
Chemours Tranche B2 1st Lien 4.05% (LIBOR01M + 1.75%) 4/3/25 ●	3,923,996	3,906,828
CityCenter Holdings Tranche B 1st Lien 4.552% (LIBOR01M + 2.25%) 4/18/24 ●	4,394,882	4,391,449
Community Health Systems Tranche H 1st Lien 5.563% (LIBOR03M + 3.25%) 1/27/21 ●	2,260,823	2,219,376
Core & Main Tranche B 1st Lien 5.317% (LIBOR03M + 3.00%) 8/1/24 ●	2,590,376	2,592,534
CPM Holdings 1st Lien 0.00% 10/24/25 ● X	985,000	992,388
CPM Holdings 2nd Lien 0.00% 10/24/26 ● X	540,000	542,025
CROWN Americas Tranche B 1st Lien 4.283% (LIBOR01M + 2.00%) 4/3/25 ●	2,566,318	2,575,141
CSC Holdings 1st Lien 4.53% (LIBOR01M + 2.25%) 7/17/25 ●	1,837,025	1,830,114
CSC Holdings Tranche B 1st Lien 4.78% (LIBOR01M + 2.50%) 1/25/26 ●	1,383,050	1,387,545
Dakota Holdings Tranche B 1st Lien 5.552% (LIBOR01M + 3.25%) 2/13/25 ●	618,890	619,222
DaVita Tranche B 1st Lien 5.052% (LIBOR01M + 2.75%) 6/24/21 ●	619,179	621,257
Delek US Holdings Tranche B 1st Lien 4.552% (LIBOR01M + 2.25%) 3/30/25 ●	1,557,175	1,558,798

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)

Digicel International Finance Tranche B 1st Lien 5.57% (LIBOR03M + 3.25%) 5/10/24 ●	1,144,012	$1,098,251
DTZ US Borrower Tranche B 1st Lien 5.552% (LIBOR01M + 3.25%) 8/21/25 ●	1,220,000	1,221,412
Energy Transfer Tranche B 1st Lien 4.302% (LIBOR01M + 2.00%) 2/2/24 ●	1,325,000	1,326,574
Envision Healthcare Tranche B 1st Lien 6.052% (LIBOR01M + 3.75%) 10/11/25 ●	5,580,000	5,475,760
ESH Hospitality Tranche B 1st Lien 4.302% (LIBOR01M + 2.00%) 8/30/23 ●	2,281,091	2,282,695
ExamWorks Group Tranche B1 1st Lien 5.552% (LIBOR01M + 3.25%) 7/27/23 ●	3,470,632	3,487,263
First Data 1st Lien
4.287% (LIBOR01M + 2.00%) 7/10/22 ●	1,048,415	1,047,271
4.287% (LIBOR01M + 2.00%) 4/26/24 ●	7,280,438	7,272,495
Flex Acquisition 1st Lien 5.256% (LIBOR01M + 3.00%) 12/29/23 ●	981,571	981,395
Flying Fortress Holdings Tranche B 1st Lien 4.136% (LIBOR03M + 1.75%) 10/30/22 ●	1,150,209	1,155,344
Frontier Communications Tranche A-DD 1st Lien 5.06% (LIBOR01M + 2.75%) 3/31/21 ●	1,118,056	1,088,707
Frontier Communications Tranche B1 1st Lien 6.06% (LIBOR01M + 3.75%) 6/15/24 ●	2,145,027	2,080,676
Gardner Denver Tranche B1 1st Lien 5.052% (LIBOR01M + 2.75%) 7/30/24 ●	4,082,317	4,097,989
Gates Global Tranche B2 1st Lien 5.052% (LIBOR01M + 2.75%) 3/31/24 ●	2,895,253	2,903,525
Gentiva Health Services 1st Lien 6.063% (LIBOR01M + 3.75%) 7/2/25 =●	4,280,905	4,296,851
GEO Group Tranche B 1st Lien 4.31% (LIBOR01M + 2.00%) 3/23/24 ●	810,884	809,110
GIP III Stetson I Tranche B 1st Lien 6.695% (LIBOR03M + 4.25%) 7/18/25 ●	1,449,000	1,455,339
Gray Television Tranche B2 1st Lien 4.515% (LIBOR01M + 2.25%) 2/7/24 ●	2,027,963	2,031,343
Greeneden US Holdings II Tranche B3 1st Lien 5.802% (LIBOR01M + 3.50%) 12/1/23 ●	3,699,488	3,711,974
Greenhill & Co. Tranche B 1st Lien 6.048% (LIBOR02M + 3.75%) 10/12/22 ●	1,514,597	1,524,064
GVC Holdings Tranche B2 1st Lien 4.802% (LIBOR01M + 2.50%) 3/16/24 ●	2,497,450	2,502,133
HCA Tranche B10 1st Lien 4.302% (LIBOR01M + 2.00%) 3/13/25 ●	6,228,700	6,265,468
Hearthside Group Holdings 1st Lien 5.302% (LIBOR01M + 3.00%) 5/31/25 ●	1,463,333	1,440,926

	Principal amount°	Value (US $)

Loan Agreements (continued)

Heartland Dental 1st Lien 6.052% (LIBOR01M + 3.75%) 4/30/25 ●	2,021,022	$2,016,812
Hilton Worldwide Finance Tranche B2 1st Lien 4.031% (LIBOR01M + 1.75%) 10/25/23 ●	1,361,907	1,364,555
Hoya Midco Tranche B 1st Lien 5.802% (LIBOR01M + 3.50%) 6/30/24 ●	2,360,125	2,352,750
HUB International Tranche B 1st Lien 5.49% (LIBOR03M + 3.00%) 4/25/25 ●	3,491,250	3,487,511
Hyperion Insurance Group Tranche B 1st Lien 5.813% (LIBOR01M + 3.50%) 12/20/24 ●	2,964,084	2,983,226
INEOS US Finance Tranche B 1st Lien 4.302% (LIBOR01M + 2.00%) 3/31/24 ●	3,314,950	3,317,022
IQVIA Tranche B3 1st Lien 4.136% (LIBOR03M + 1.75%) 6/11/25 ●	2,628,413	2,624,470
Iron Mountain Tranche B 1st Lien 4.052% (LIBOR01M + 1.75%) 1/2/26 ●	6,288,400	6,215,033
JBS USA LUX Tranche B 1st Lien 4.844% (LIBOR03M + 2.50%) 10/30/22 ●	3,052,186	3,055,763
Kronos 2nd Lien 10.593% (LIBOR03M + 8.25%) 11/1/24 ●	462,000	469,123
Kronos Tranche B 1st Lien 5.343% (LIBOR03M + 3.00%) 11/1/23 ●	1,950,436	1,955,819
Lucid Energy Group II Borrower 1st Lien 5.28% (LIBOR01M + 3.00%) 2/18/25 ●	3,370,257	3,312,683
LUX HOLDCO III 1st Lien 5.302% (LIBOR01M + 3.00%) 3/28/25 ●	1,042,760	1,048,626
MGM Growth Properties Operating Partnership Tranche B 1st Lien 4.302% (LIBOR01M + 2.00%) 3/25/25 ●	2,590,076	2,585,220
Microchip Technology 1st Lien 4.31% (LIBOR01M + 2.00%) 5/29/25 ●	3,807,243	3,796,773
MPH Acquisition Holdings Tranche B 1st Lien 5.136% (LIBOR03M + 2.75%) 6/7/23 ●	5,419,022	5,414,367
NCI Building Systems Tranche B 1st Lien 4.302% (LIBOR01M + 2.00%) 2/8/25 ●	2,666,600	2,665,488
NFP Tranche B 1st Lien 5.302% (LIBOR01M + 3.00%) 1/8/24 ●	2,803,598	2,798,692
Nielsen Finance Tranche B4 1st Lien 4.281% (LIBOR01M + 2.00%) 10/4/23 ●	484,500	482,683
Northriver Midstream Finance Tranche B 1st Lien 5.646% (LIBOR03M + 3.25%) 10/1/25 ●	515,000	518,412
OCI Partners 1st Lien 6.386% (LIBOR03M + 4.00%) 3/13/25 ●	781,075	785,957
ON Semiconductor Tranche B 1st Lien 4.052% (LIBOR01M + 1.75%) 3/31/23 ●	2,402,810	2,401,909
Panda Hummel Tranche B1 1st Lien 8.302% (LIBOR01M + 6.00%) 10/27/22 =●	501,743	500,174

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)

Panda Stonewall Tranche B1 1st Lien 7.886% (LIBOR03M + 5.50%) 11/13/21 =●	1,108,089	$1,104,973
Penn National Gaming Tranche B 1st Lien 4.581% (LIBOR02M + 2.25%) 10/15/25 ●	2,500,000	2,510,353
Pisces Midco Tranche B 1st Lien 6.175% (LIBOR03M + 3.75%) 4/12/25 ●	1,767,570	1,763,519
PQ Tranche B 1st Lien 5.027% (LIBOR03M + 2.50%) 2/8/25 ●	5,167,410	5,169,564
Prestige Brands Tranche B5 1st Lien 4.302% (LIBOR01M + 2.00%) 1/26/24 ●	2,110,021	2,114,730
Radiate Holdco Tranche B 1st Lien 5.302% (LIBOR01M + 3.00%) 2/1/24 ●	2,631,123	2,617,804
Refinitiv US Holdings Tranche B 1st Lien 6.052% (LIBOR01M + 3.75%) 10/1/25 ●	3,116,000	3,092,630
Republic of Angola 8.747% (LIBOR06M + 6.25%) 12/16/23 =●	6,088,107	5,711,862
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.552% (LIBOR01M + 3.25%) 6/1/23 ●	6,751,722	6,790,403
Sable International Finance Tranche B4 1st Lien 5.547% (LIBOR01M + 3.25%) 1/31/26 ●	950,000	951,253
SBA Senior Finance II Tranche B 1st Lien 4.31% (LIBOR01M + 2.00%) 4/11/25 ●	3,376,538	3,373,725
Scientific Games International Tranche B5 1st Lien 5.046% (LIBOR02M + 2.75%) 8/14/24 ●	5,289,760	5,247,881
Sigma US Tranche B2 1st Lien 5.398% (LIBOR03M + 3.00%) 7/2/25 ●	2,310,000	2,306,029
Sinclair Television Group Tranche B2 1st Lien 4.56% (LIBOR01M + 2.25%) 1/3/24 ●	2,149,847	2,151,190
Solenis International 1st Lien 6.311% (LIBOR03M + 4.00%) 12/26/23 ●	1,316,700	1,319,718
Specialty Building Products Holdings 1st Lien 0.00% 10/1/25 ● X	2,433,000	2,429,453
Sprint Communications Tranche B 1st Lien 4.813% (LIBOR01M + 2.50%) 2/2/24 ●	5,410,305	5,406,880
SS&C European Holdings Tranche B4 1st Lien 4.552% (LIBOR01M + 2.25%) 4/16/25 ●	1,106,487	1,102,424
SS&C Technologies Tranche B3 1st Lien 4.552% (LIBOR01M + 2.25%) 4/16/25 ●	2,854,715	2,844,232
SS&C Technologies Tranche B5 1st Lien 4.552% (LIBOR01M + 2.25%) 4/16/25 ●	1,433,000	1,429,955
StandardAero Aviation Holdings 1st Lien 6.05% (LIBOR01M + 3.75%) 7/7/22 ●	1,620,479	1,629,450
Staples 1st Lien 6.343% (LIBOR03M + 4.00%) 9/12/24 ●	1,062,878	1,060,885
Stars Group Holdings Tranche B 1st Lien 5.886% (LIBOR03M + 3.50%) 7/10/25 ●	4,269,300	4,287,978

	Principal amount°	Value (US $)

Loan Agreements (continued)

Summit Materials Tranche B 1st Lien 4.302% (LIBOR01M + 2.00%) 11/10/24 ●	2,545,763	$2,537,410
Summit Midstream Partners Holdings Tranche B 1st Lien 8.302% (LIBOR01M + 6.00%) 5/21/22 ●	2,521,355	2,537,113
Surgery Center Holdings 1st Lien 5.57% (LIBOR03M + 3.25%) 8/31/24 ●	3,963,647	3,961,170
Syneos Health Tranche B 1st Lien 4.302% (LIBOR01M + 2.00%) 8/1/24 ●	1,573,839	1,573,417
Telenet Financing USD Tranche AN 1st Lien 4.53% (LIBOR01M + 2.25%) 8/15/26 ●	2,530,000	2,523,149
Tenneco Tranche B 1st Lien 5.052% (LIBOR01M + 2.75%) 10/1/25 ●	1,176,000	1,174,163
TerraForm Power Operating Tranche B 1st Lien 4.302% (LIBOR01M + 2.00%) 11/8/22 ●	2,590,425	2,590,425
Titan Acquisition Tranche B 1st Lien 5.302% (LIBOR01M + 3.00%) 3/28/25 ●	2,516,532	2,376,027
TMS International Tranche B2 1st Lien 5.187% (LIBOR03M + 2.75%) 8/14/24 ●	992,104	992,104
TransDigm Tranche F 1st Lien 4.802% (LIBOR01M + 2.50%) 6/9/23 ●	2,990,363	2,980,510
Tribune Media Tranche B 1st Lien 5.302% (LIBOR01M + 3.00%) 12/27/20 ●	159,116	159,662
Tribune Media Tranche C 1st Lien 5.302% (LIBOR01M + 3.00%) 1/27/24 ●	1,983,178	1,989,971
Trident TPI Holdings 1st Lien 5.552% (LIBOR01M + 3.25%) 10/5/24 ●	1,158,423	1,151,183
Tronox Blocked Borrower Tranche B 1st Lien 5.302% (LIBOR01M + 3.00%) 9/22/24 ●	375,073	374,838
Tronox Finance Tranche B 1st Lien 5.302% (LIBOR01M + 3.00%) 9/22/24 ●	865,552	865,011
United Rentals North America Tranche B 1st Lien 0.00% 10/31/25 ● X	225,000	226,266
Unitymedia Finance Tranche D 1st Lien 4.53% (LIBOR01M + 2.25%) 1/15/26 ●	1,025,000	1,024,451
Unitymedia Finance Tranche E 1st Lien 4.28% (LIBOR01M + 2.00%) 6/1/23 ●	4,415,000	4,414,210
Univision Communications Tranche C5 1st Lien 5.052% (LIBOR01M + 2.75%) 3/15/24 ●	1,181,818	1,135,776
UPC Financing Partnership Tranche AR 1st Lien 4.78% (LIBOR01M + 2.50%) 1/15/26 ●	832,911	830,699
USI Tranche B 1st Lien 5.386% (LIBOR03M + 3.00%) 5/16/24 ●	6,037,682	6,010,512
USIC Holdings 1st Lien 5.552% (LIBOR01M + 3.25%) 12/9/23 ●	3,581,452	3,598,614

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)

Utz Quality Foods 1st Lien 5.802% (LIBOR01M + 3.50%) 11/21/24 ●	1,169,005	$1,174,850
Vantage Specialty Chemicals 2nd Lien 10.777% (LIBOR03M + 8.25%) 10/26/25 ●	190,000	190,633
Vantage Specialty Chemicals Tranche B 1st Lien 5.806% (LIBOR01M + 3.50%) 10/28/24 ●	2,391,925	2,401,648
VeriFone Systems 1st Lien 6.322% (LIBOR03M + 4.00%) 8/20/25 ●	482,000	482,964
Virgin Media Bristol Tranche K 1st Lien 4.78% (LIBOR01M + 2.50%) 1/15/26 ●	1,520,000	1,520,815
Vistra Operations Tranche B3 1st Lien 4.293% (LIBOR01M + 2.00%) 12/1/25 ●	2,992,500	2,986,889
Visual Comfort Group 1st Lien 0.00% 2/28/24 ● X	2,480,000	2,498,600
Visual Comfort Group 2nd Lien 9.242% (LIBOR01M + 8.00%) 2/28/25 ●	212,130	214,516
Western Digital Tranche B4 1st Lien 4.044% (LIBOR01M + 1.75%) 4/29/23 ●	465,829	463,732
Wyndham Hotels & Resorts Tranche B 1st Lien 4.052% (LIBOR01M + 1.75%) 5/30/25 ●	2,010,000	2,011,759
Wynn Resorts Tranche B 1st Lien 0.00% 10/22/24 ● X	1,675,000	1,673,692
XPO Logistics Tranche B 1st Lien 4.509% (LIBOR03M + 2.00%) 2/24/25 ●	3,670,000	3,683,252
Zayo Group Tranche B2 1st Lien 4.552% (LIBOR01M + 2.25%) 1/19/24 ●	2,744,616	2,751,905
Zekelman Industries 1st Lien 4.623% (LIBOR03M + 2.25%) 6/14/21 ●	3,658,872	3,658,302

Total Loan Agreements (cost $332,500,881)		332,944,092

Municipal Bonds – 0.19%

Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	760,000	740,962
Commonwealth of Massachusetts
Series C 5.00% 10/1/25	280,000	323,610
Oregon State Taxable Pension
(Taxable Build America Bonds) 5.892% 6/1/27	150,000	171,523
South Carolina Public Service Authority
Series D 4.77% 12/1/45	790,000	776,262
State of California Various Purposes
(Build America Bonds) 7.55% 4/1/39	2,195,000	3,124,451
Texas Water Development Board
Series A 5.00% 10/15/45	670,000	735,439
(State Water Implementation Revenue) 5.00% 10/15/46	1,745,000	1,921,489

Total Municipal Bonds (cost $8,240,645)		7,793,736

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities – 4.16%

American Express Credit Account Master Trust
Series 2017-2 A 2.73% (LIBOR01M + 0.45%) 9/16/24 ●	6,610,000	$6,660,806
Series 2017-5 A 2.66% (LIBOR01M + 0.38%) 2/18/25 ●	5,175,000	5,197,777
Series 2018-3 A 2.60% (LIBOR01M + 0.32%) 10/15/25 ●	2,720,000	2,720,736
Series 2018-9 A 2.66% (LIBOR01M + 0.38%) 4/15/26 ●	5,700,000	5,705,136
Avis Budget Rental Car Funding AESOP
Series 2014-1A A 144A 2.46% 7/20/20 #	2,547,000	2,539,623
BA Credit Card Trust
Series 2018-A3 A3 3.10% 12/15/23	2,800,000	2,789,829
Barclays Dryrock Issuance Trust
Series 2017-1 A 2.61% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 ●	980,000	981,650
Carmax Auto Owner Trust
Series 2018-4 A2B 2.482% (LIBOR01M + 0.20%) 2/15/22 ●	3,425,000	3,424,998
Chase Issuance Trust
Series 2017-A2 A 2.68% (LIBOR01M + 0.40%) 3/15/24 ●	6,010,000	6,049,363
Citibank Credit Card Issuance Trust
Series 2017-A5 A5 2.90% (LIBOR01M + 0.62%, Floor 0.62%) 4/22/26 ●	1,065,000	1,074,370
Series 2018-A2 A2 2.61% (LIBOR01M + 0.33%) 1/20/25 ●	8,710,000	8,702,876
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.287% 11/25/36 ●	5,800,000	5,952,042
CNH Equipment Trust
Series 2017-A A3 2.07% 5/16/22	8,300,000	8,210,388
Contimortgage Home Equity Loan Trust
Series 1996-4 A8 7.22% 1/15/28	2,797	2,626
Discover Card Execution Note Trust
Series 2017-A7 A7 2.64% (LIBOR01M + 0.36%) 4/15/25 ●	2,730,000	2,737,669
Series 2018-A6 A6 2.664% (LIBOR01M + 0.39%) 3/15/26 ●	7,545,000	7,545,515
Ford Credit Auto Owner Trust
Series 2018-1 A 144A 3.19% 7/15/31 #	5,805,000	5,613,160
Series 2018-B A2B 2.407% (LIBOR01M + 0.12%, Floor 0.12%) 9/15/21 ●	4,610,000	4,610,043
Ford Credit Floorplan Master Owner Trust A
Series 2017-1 A2 2.70% (LIBOR01M + 0.42%) 5/15/22 ●	1,350,000	1,354,942
GMF Floorplan Owner Revolving Trust
Series 2017-1 A1 144A 2.22% 1/18/22 #	1,425,000	1,411,595

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Golden Credit Card Trust
Series 2014-2A A 144A 2.73% (LIBOR01M + 0.45%) 3/15/21 #●	2,715,000	$2,717,653
Hardee’s Funding
Series 2018-1A A2I 144A 4.25% 6/20/48 #	3,100,000	3,084,779
Hertz Vehicle Financing
Series 2018-2A A 144A 3.65% 6/27/22 #	1,300,000	1,295,399
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	8,114,400	7,989,276
Hyundai Auto Lease Securitization Trust
Series 2018-A A2B 144A 2.48% (LIBOR01M + 0.20%) 8/17/20 #●	4,600,710	4,603,332
Series 2018-A A3 144A 2.81% 4/15/21 #	4,500,000	4,478,860
Mercedes-Benz Master Owner Trust
Series 2018-BA A 144A 2.62% (LIBOR01M + 0.34%) 5/15/23 #●	2,325,000	2,329,166
Navistar Financial Dealer Note Master Owner Trust II
Series 2018-1 A 144A 2.911% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #●	2,200,000	2,201,685
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #●	1,683,312	1,650,655
Nissan Auto Lease Trust
Series 2018-A A2B 2.424% (LIBOR01M + 0.15%) 2/16/21 ●	3,420,000	3,412,936
Nissan Master Owner Trust Receivables
Series 2017-B A 2.71% (LIBOR01M + 0.43%) 4/18/22 ●	5,765,000	5,784,879
Penarth Master Issuer
Series 2018-2A A1 144A 2.742% (LIBOR01M + 0.45%) 9/18/22 #●	6,670,000	6,669,426
PFS Financing
Series 2018-A A 144A 2.68% (LIBOR01M + 0.40%) 2/15/22 #●	1,865,000	1,865,252
Series 2018-E A 144A 2.73% (LIBOR01M + 0.45%) 10/17/22 #=●	9,325,000	9,324,067
Popular ABS Mortgage Pass Through Trust
Series 2006-C A4 2.531% (LIBOR01M + 0.25%, Cap 14.00%, Floor 0.25%) 7/25/36 ◆●	2,836,930	2,814,215
Taco Bell Funding
Series 2016-1A A2II 144A 4.377% 5/25/46 #	2,807,250	2,828,697
Trafigura Securitisation Finance
Series 2017-1A A1 144A 3.13% (LIBOR01M + 0.85%) 12/15/20 #●	3,200,000	3,204,861
Series 2018-1A A1 144A 3.01% (LIBOR01M + 0.73%) 3/15/22 #●	5,810,000	5,811,609

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Vantage Data Centers Issuer
Series 2018-1A A2 144A 4.072% 2/16/43 #	1,589,333	$1,585,086
Verizon Owner Trust
Series 2016-2A A 144A 1.68% 5/20/21 #	3,190,000	3,169,255
Series 2018-1A A1B 144A 2.54% (LIBOR01M + 0.26%) 9/20/22 #●	100,000	100,110
Volvo Financial Equipment Master Owner Trust
Series 2017-A A 144A 2.78% (LIBOR01M + 0.50%) 11/15/22 #●	4,685,000	4,698,443
Wendy’s Funding
Series 2018-1A A2I 144A 3.573% 3/15/48 #	4,570,463	4,387,735
Total Non-Agency Asset-Backed Securities (cost $168,830,235)		169,292,520

Non-Agency Collateralized Mortgage Obligations – 2.48%

Agate Bay Mortgage Trust
Series 2015-1 B1 144A 3.82% 1/25/45 #●	2,361,739	2,306,018
Series 2015-1 B2 144A 3.82% 1/25/45 #●	1,335,415	1,299,246
Banc of America Mortgage Trust
Series 2004-K 2A1 3.62% 12/25/34 ●	555,855	555,111
Bank of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	49,328	46,429
Series 2005-6 7A1 5.50% 7/25/20	134,252	125,076
CHL Mortgage Pass Through Trust
Series 2004-HYB2 2A 4.116% 7/20/34 ◆●	41,115	38,327
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	297,985	297,142
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 4.681% (LIBOR01M + 2.40%) 4/25/31 #●	3,105,000	3,105,000
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	1,427,567	1,420,018
First Horizon Mortgage Pass Through Trust
Series 2004-7 1A3 5.50% 1/25/35 ◆	418,850	433,412
Flagstar Mortgage Trust
Series 2018-1 A5 144A 3.50% 3/25/48 #●	2,455,147	2,399,715
Series 2018-5 A7 144A 4.00% 9/25/48 #●	1,915,193	1,914,172
Galton Funding Mortgage Trust
Series 2018-1 A43 144A 3.50% 11/25/57 #●	1,895,331	1,879,161
GSR Mortgage Loan Trust
Series 2004-9 4A1 4.193% 8/25/34 ●	309,119	302,664
Holmes Master Issuer
Series 2018-2A A2 144A 2.856% (LIBOR03M + 0.42%) 10/15/54 #●	2,685,000	2,684,742

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2005-A8 1A1 4.276% 11/25/35 ●	180,148	$174,774
Series 2006-S1 1A1 6.00% 4/25/36	1,966,018	2,064,833
Series 2007-A1 7A4 4.251% 7/25/35 ●	37,910	34,345
Series 2014-2 B1 144A 3.419% 6/25/29 #●	1,644,114	1,604,818
Series 2014-2 B2 144A 3.419% 6/25/29 #●	612,565	594,307
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	2,470,000	2,473,444
Series 2015-1 B2 144A 3.082% 12/25/44 #●	2,770,394	2,759,012
Series 2015-4 B1 144A 3.624% 6/25/45 #●	2,489,977	2,399,179
Series 2015-4 B2 144A 3.624% 6/25/45 #●	1,787,534	1,700,281
Series 2015-5 B2 144A 3.086% 5/25/45 #●	2,816,542	2,777,021
Series 2015-6 B1 144A 3.616% 10/25/45 #●	1,729,889	1,680,358
Series 2015-6 B2 144A 3.616% 10/25/45 #●	1,674,826	1,615,257
Series 2016-4 B1 144A 3.90% 10/25/46 #●	1,107,022	1,079,711
Series 2016-4 B2 144A 3.90% 10/25/46 #●	1,895,810	1,838,690
Series 2017-1 B2 144A 3.551% 1/25/47 #●	3,296,526	3,112,367
Series 2017-2 A3 144A 3.50% 5/25/47 #●	1,458,296	1,400,306
Series 2018-3 A5 144A 3.50% 9/25/48 #●	4,214,916	4,123,536
Series 2018-4 A15 144A 3.50% 10/25/48 #●	3,065,457	3,032,097
Series 2018-6 1A4 144A 3.50% 12/25/48 #●	1,970,256	1,950,742
Series 2018-7FRB A2 144A 2.966% (LIBOR01M + 0.75%) 4/25/46 #●	2,250,525	2,254,219
Series 2018-9 A3 144A 4.00% 2/25/49 #●	2,437,304	2,404,839
MASTR ARM Trust
Series 2004-10 2A2 4.132% 10/25/34 ●	36,146	33,946
Permanent Master Issuer
Series 2018-1A 1A1 144A 2.816% (LIBOR03M + 0.38%) 7/15/58 #●	2,000,000	1,996,562
Sequoia Mortgage Trust
Series 2013-4 B2 3.488% 4/25/43 ●	1,423,425	1,371,816
Series 2013-12 B3 144A 4.19% 12/25/43 #●	3,935,329	3,881,681
Series 2014-2 A4 144A 3.50% 7/25/44 #●	1,474,492	1,430,603
Series 2015-1 B2 144A 3.875% 1/25/45 #●	1,938,106	1,912,667
Series 2017-4 A1 144A 3.50% 7/25/47 #●	1,565,104	1,504,823
Series 2018-5 A4 144A 3.50% 5/25/48 #●	2,540,749	2,487,317
Silverstone Master Issuer
Series 2018-1A 1A 144A 2.859% (LIBOR03M + 0.39%) 1/21/70 #●	5,400,000	5,389,600
Structured Asset Securities Trust
Series 2005-1 4A1 5.00% 2/25/20	195,869	196,491
Thornburg Mortgage Securities Trust
Series 2007-4 1A1 4.259% 9/25/37 ●	834,582	841,302
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	2,002,498	1,967,691

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

Towd Point Mortgage Trust
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	2,283,120	$2,233,377
Series 2016-1 A1B 144A 2.75% 2/25/55 #●	1,373,231	1,349,669
Series 2016-2 A1 144A 3.00% 8/25/55 #●	1,341,394	1,314,310
Series 2016-3 A1 144A 2.25% 4/25/56 #●	1,744,070	1,698,061
Series 2017-1 A1 144A 2.75% 10/25/56 #●	1,367,521	1,333,805
Series 2017-2 A1 144A 2.75% 4/25/57 #●	719,835	704,166
Series 2017-4 M1 144A 3.25% 6/25/57 #●	2,705,000	2,503,296
Series 2018-1 A1 144A 3.00% 1/25/58 #●	1,148,216	1,120,703
Washington Mutual Mortgage Pass Through Certificates Trust
Series 2005-1 5A2 6.00% 3/25/35 ◆	65,660	9,155
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-3 A4 5.50% 5/25/35	1,876,734	1,927,055
Series 2006-2 3A1 5.75% 3/25/36	625,308	606,488
Series 2006-3 A11 5.50% 3/25/36	946,365	949,336
Series 2006-20 A1 5.50% 12/25/21	164,389	165,473
Series 2006-AR5 2A1 4.188% 4/25/36 ●	751,561	755,684
Series 2007-AR10 2A1 4.13% 1/25/38 ●	1,346,590	1,327,011

Total Non-Agency Collateralized Mortgage Obligations (cost $101,536,386)		100,892,457

Non-Agency Commercial Mortgage-Backed Securities – 6.16%

Banc of America Commercial Mortgage Trust
Series 2017-BNK3 B 3.879% 2/15/50 ●	30,000	29,097
Series 2017-BNK3 C 4.352% 2/15/50 ●	1,520,000	1,476,934
BANK
Series 2017-BNK4 XA 1.445% 5/15/50 ●	18,971,424	1,623,664
Series 2017-BNK5 A5 3.39% 6/15/60	6,515,000	6,221,832
Series 2017-BNK5 B 3.896% 6/15/60 ●	2,775,000	2,707,532
Series 2017-BNK7 A5 3.435% 9/15/60	3,180,000	3,042,951
Series 2017-BNK8 A4 3.488% 11/15/50	2,372,000	2,275,564
Series 2018-BN14 A4 4.231% 9/15/60	3,000,000	3,037,083
BENCHMARK Mortgage Trust
Series 2018-B6 A4 4.261% 10/10/51	2,000,000	2,032,303
Caesars Palace Las Vegas Trust
Series 2017-VICI B 144A 3.835% 10/15/34 #	3,680,000	3,662,608
CCUBS Commercial Mortgage Trust
Series 2017-C1 A4 3.544% 11/15/50	1,600,000	1,537,734
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	5,440,000	5,200,205
Series 2017-CD6 B 3.911% 11/13/50 ●	1,925,000	1,862,674
CFCRE Commercial Mortgage Trust
Series 2011-C2 C 144A 5.756% 12/15/47 #●	1,745,000	1,823,791

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

CFCRE Commercial Mortgage Trust
Series 2016-C7 A3 3.839% 12/10/54	9,835,000	$9,745,953
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	3,550,000	3,524,590
Series 2016-P3 A4 3.329% 4/15/49	5,500,000	5,297,290
Series 2017-C4 A4 3.471% 10/12/50	2,710,000	2,596,773
Series 2018-C5 A4 4.228% 6/10/51	3,750,000	3,798,107
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	4,220,000	4,119,838
Series 2013-WWP A2 144A 3.424% 3/10/31 #	1,550,000	1,551,170
Series 2014-CR19 A5 3.796% 8/10/47	2,895,000	2,901,689
Series 2014-CR20 AM 3.938% 11/10/47	10,355,000	10,310,257
Series 2015-3BP A 144A 3.178% 2/10/35 #	10,890,000	10,492,384
Series 2015-CR23 A4 3.497% 5/10/48	5,510,000	5,403,841
Commercial Mortgage Pass Through Certificates
Series 2016-CR28 A4 3.762% 2/10/49 ◆	3,290,000	3,253,003
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	5,835,000	5,599,584
Series 2016-C3 A5 2.89% 8/10/49	4,500,000	4,189,319
DB-UBS Mortgage Trust
Series 2011-LC1A C 144A 5.698% 11/10/46 #●	2,205,000	2,296,952
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	3,820,000	3,813,400
Series 2014-GRCE B 144A 3.52% 6/10/28 #	5,000,000	4,983,013
GS Mortgage Securities
Series 2018-GS10 C 4.413% 7/10/51 ●	1,935,000	1,904,081
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	4,765,000	4,869,610
Series 2014-GC24 A5 3.931% 9/10/47	20,000	20,165
Series 2015-GC32 A4 3.764% 7/10/48	3,096,000	3,082,017
Series 2017-GS5 A4 3.674% 3/10/50	6,835,000	6,692,760
Series 2017-GS5 XA 0.821% 3/10/50 ●	57,596,553	3,230,343
Series 2017-GS6 A3 3.433% 5/10/50	3,380,000	3,242,437
Series 2018-GS9 A4 3.992% 3/10/51 ●	2,375,000	2,362,822
Series 2018-GS9 C 4.364% 3/10/51 ●	700,000	684,638
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	4,980,000	4,953,735
Series 2015-C33 A4 3.77% 12/15/48	7,550,000	7,483,528
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	9,780,000	9,282,076
Series 2017-C7 A5 3.409% 10/15/50	6,140,000	5,859,842
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.565% 8/12/37 ●	1,775,000	1,819,303

		Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46		8,420,000	$8,198,014
Series 2015-JP1 A5 3.914% 1/15/49		3,755,000	3,752,532
Series 2016-JP3 B 3.397% 8/15/49 ●		1,545,000	1,438,509
Series 2016-WIKI A 144A 2.798% 10/5/31 #		3,260,000	3,183,337
Series 2016-WIKI B 144A 3.201% 10/5/31 #		3,260,000	3,193,220
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 ●		3,105,678	2,142,907
Morgan Stanley BAML Trust
Series 2014-C17 A5 3.741% 8/15/47		3,256,000	3,252,911
Series 2015-C26 A5 3.531% 10/15/48		3,925,000	3,838,194
Series 2016-C29 A4 3.325% 5/15/49		2,500,000	2,403,871
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 ●		5,379,000	5,081,864
Series 2006-T21 B 144A 5.152% 10/12/52 #●		2,000,000	1,996,118
Series 2016-BNK2 B 3.485% 11/15/49		1,500,000	1,415,991
Series 2018-L1 A4 4.407% 10/15/51		1,910,000	1,972,970
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45		3,827,281	3,813,794
Series 2018-C9 A4 4.117% 3/15/51 ●		4,100,000	4,105,874
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B 144A 3.649% 3/10/46 #●		670,000	659,015
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 B 4.142% 10/15/45		205,000	206,575
Series 2014-LC18 A5 3.405% 12/15/47		2,415,029	2,357,623
Series 2015-C30 XA 0.932% 9/15/58 ●		29,331,793	1,463,343
Series 2015-NXS3 A4 3.617% 9/15/57		2,270,000	2,234,136
Series 2016-BNK1 A3 2.652% 8/15/49		5,790,000	5,308,131
Series 2016-BNK1 B 2.967% 8/15/49		380,000	345,253
Series 2017-C38 A5 3.453% 7/15/50		4,140,000	3,973,888
WF-RBS Commercial Mortgage Trust
Series 2012-C10 A3 2.875% 12/15/45		8,414,577	8,184,297

Total Non-Agency Commercial Mortgage-Backed Securities (cost $265,487,483)			250,420,859

Regional Bonds – 0.36%Δ

Argentina – 0.10%
Provincia de Cordoba
144A 7.125% 8/1/27 #		3,165,000	2,440,247
144A 7.45% 9/1/24 #		1,810,000	1,520,418

			3,960,665

Australia – 0.14%
New South Wales Treasury 4.00% 5/20/26	AUD	2,363,900	1,813,322

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (US $)

Regional BondsΔ (continued)

Australia (continued)
Queensland Treasury
144A 2.75% 8/20/27 #	AUD	2,839,000	$1,969,527
144A 3.25% 7/21/28 #	AUD	2,933,000	2,104,130

			5,886,979

Canada – 0.12%
Province of Ontario Canada
2.60% 6/2/27	CAD	1,092,000	797,742
3.45% 6/2/45	CAD	2,594,000	2,002,175
Province of Quebec Canada 6.00% 10/1/29	CAD	1,985,000	1,897,349

			4,697,266

Total Regional Bonds (cost $16,918,603)			14,544,910

Sovereign Bonds – 2.30%Δ

Argentina – 0.20%
Argentine Bonos del Tesoro 16.00% 10/17/23	ARS	98,941,000	2,494,195
Argentine Republic Government International Bond
5.625% 1/26/22		3,410,000	3,081,787
6.875% 1/11/48		3,730,000	2,769,525

			8,345,507

Bermuda – 0.07%
Bermuda Government International Bond 144A		3,200,000	3,020,064
3.717% 1/25/27 #

			3,020,064

Brazil – 0.23%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/27	BRL	34,185,000	9,208,134

			9,208,134

Canada – 0.02%
Canadian Government Bond 2.75% 12/1/48	CAD	1,202,000	956,523

			956,523

Colombia – 0.27%
Colombia Government International Bond 4.50% 3/15/29		1,735,000	1,714,197
Colombian TES 7.00% 6/30/32	COP	31,725,000,000	9,451,355

			11,165,552

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Dominican Republic – 0.09%
Dominican Republic International Bond 144A
6.00% 7/19/28 #		3,675,000	$3,652,031

			3,652,031

Egypt – 0.11%
Egypt Government International Bond
144A 5.577% 2/21/23 #		2,285,000	2,187,904
144A 7.903% 2/21/48 #		2,600,000	2,334,329

			4,522,233

Indonesia – 0.03%
Indonesia Government International Bond
144A 5.125% 1/15/45 #		1,200,000	1,130,218

			1,130,218

Ivory Coast – 0.11%
Ivory Coast Government International Bond 144A
6.125% 6/15/33 #		5,150,000	4,478,399

			4,478,399

Jordan – 0.07%
Jordan Government International Bond 144A
5.75% 1/31/27 #		3,010,000	2,773,673

			2,773,673

Mexico – 0.09%
Mexican Bonos 6.50% 6/9/22	MXN	80,316,000	3,695,289

			3,695,289

Mongolia – 0.06%
Development Bank of Mongolia 144A 7.25% 10/23/23 #		2,430,000	2,375,933

			2,375,933

Nigeria – 0.07%
Nigeria Government International Bond 144A
7.875% 2/16/32 #		2,835,000	2,738,128

			2,738,128

Poland – 0.08%
Republic of Poland Government Bond
2.50% 1/25/23	PLN	2,712,000	710,662
3.25% 7/25/25	PLN	9,401,000	2,504,998

			3,215,660

Republic of Korea – 0.24%
Export-Import Bank of Korea 4.00% 6/7/27	AUD	1,660,000	1,186,150
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	9,333,096,515	8,421,679

			9,607,829

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Senegal – 0.09%
Senegal Government International Bond 144A
6.75% 3/13/48 #		4,585,000	$3,795,234

			3,795,234

South Africa – 0.17%
Republic of South Africa Government Bond
8.75% 1/31/44	ZAR	57,232,000	3,351,578
Republic of South Africa Government International Bond
5.875% 6/22/30 *		3,700,000	3,491,949

			6,843,527

Turkey – 0.06%
Turkey Government Bond 8.00% 3/12/25	TRY	21,040,000	2,378,932

			2,378,932

Ukraine – 0.19%
Ukraine Government International Bond
144A 7.375% 9/25/32 #		1,705,000	1,425,602
144A 7.75% 9/1/26 #		3,000,000	2,719,755
144A 8.994% 2/1/24 #		1,635,000	1,623,759
144A 9.75% 11/1/28 #		2,065,000	2,042,853

			7,811,969

United Kingdom – 0.05%
United Kingdom Gilt 3.50% 1/22/45	GBP	1,169,100	1,991,905

			1,991,905

Total Sovereign Bonds (cost $104,873,148)			93,706,740

Supranational Banks – 0.65%

Arab Petroleum Investments 144A 4.125% 9/18/23 #		3,425,000	3,431,703
Asian Development Bank 3.50% 5/30/24	NZD	1,502,000	1,015,205
Banque Ouest Africaine de Developpement 144A
5.00% 7/27/27 #		4,640,000	4,426,560
European Investment Bank 1.00% 9/21/26	GBP	649,000	792,106
Inter-American Development Bank
6.25% 6/15/21	IDR	39,200,000,000	2,401,794
7.875% 3/14/23	IDR	20,000,000,000	1,285,756
International Bank for Reconstruction & Development
2.36% (LIBOR01M + 0.07%) 4/17/19 ●		1,269,000	1,269,354
2.50% 11/25/24		2,469,000	2,379,644
3.00% 2/2/23	NZD	5,266,000	3,493,017
3.375% 1/25/22	NZD	1,980,000	1,330,153
4.625% 10/6/21	NZD	2,649,000	1,838,992
International Finance
2.375% 7/19/23	CAD	1,228,000	919,454

		Principal amount°	Value (US $)

Supranational Banks (continued)

International Finance	NZD	1,035,000	$690,864
3.625% 5/20/20
3.75% 8/9/27	NZD	1,795,000	1,209,691

Total Supranational Banks (cost $28,417,462)			26,484,293

US Treasury Obligations – 10.78%

US Treasury Bond
3.00% 8/15/48		9,490,000	8,801,975
US Treasury Notes
1.25% 6/30/19		68,220,000	67,636,398
2.875% 9/30/23		162,255,000	161,465,905
2.875% 10/31/23		4,810,000	4,786,608
2.875% 5/15/28 ¥		27,135,000	26,536,652
2.875% 8/15/28		173,285,000	169,318,402

Total US Treasury Obligations (cost $438,708,392)			438,545,940

		Number of shares

Common Stock – 0.00%

Century Communications =†		7,875,000	0

Total Common Stock (cost $238,403)			0

Convertible Preferred Stock – 0.78%

A Schulman 6.00% exercise price $52.33 y		4,795	4,950,838
AMG Capital Trust II 5.15% exercise price $198.02, maturity date 10/15/37		52,740	2,803,189
Assurant 6.50% exercise price $106.91, maturity date 3/15/21 *		26,609	2,845,652
Bank of America 7.25% exercise price $50.00 y		1,984	2,522,259
Becton Dickinson and Co. 6.125% exercise price $211.80, maturity date 5/1/20		50,172	2,943,591
Crown Castle International 6.875% exercise price $114.88, maturity date 8/1/20		1,827	1,909,215
DTE Energy 6.50% exercise price $116.31, maturity date 10/1/19 *		45,354	2,418,729
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28		68,515	3,087,286
QTS Realty Trust 6.50% exercise price $47.03 y		33,523	3,295,981
Wells Fargo & Co. 7.50% exercise price $156.71 y		1,605	2,041,544
Welltower 6.50% exercise price $57.16 y		44,875	2,764,300

Total Convertible Preferred Stock (cost $31,229,939)			31,582,584

Schedule of investments

Delaware Diversified Income Fund

	Number of shares	Value (US $)

Preferred Stock – 0.28%

Bank of America 6.50% *µy	5,975,000	$6,343,657
Morgan Stanley 5.55% µy	1,050,000	1,061,813
USB Realty 144A 3.583% (LIBOR03M + 1.147%) #y●	4,485,000	4,036,500

Total Preferred Stock (cost $11,128,000)		11,441,970

	Number of contracts

Options Purchased – 0.00%

Currency Put Options – 0.00%
USD vs INR strike price INR 67, expiration date 1/24/19, notional amount INR 6,852,533 (HSBC)	85,274,000	3,185

Total Options Purchased (cost $225,976)		3,185

	Principal amount°

Short-Term Investments – 2.49%

Discount Note – 0.38%≠
Federal Home Loan Bank 2.00% 11/1/18	15,323,178	15,323,178

		15,323,178

Repurchase Agreements – 2.11%
Bank of America Merrill Lynch
2.12%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price $11,787,754 (collateralized by US government obligations 0.00% 5/15/19-8/15/31; market value $12,022,802)	11,787,060	11,787,060
Bank of Montreal
2.10%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price $32,416,307 (collateralized by US government obligations 0.00%-3.75% 11/1/18-2/15/47; market value $33,062,714)	32,414,416	32,414,416
BNP Paribas
2.17%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price $41,623,798 (collateralized by US government obligations 0.00%-8.00% 2/28/19-8/15/46; market value $42,453,717)	41,621,289	41,621,289

		85,822,765

Total Short-Term Investments (cost $101,145,943)		101,145,943

Total Value of Securities Before Securities Lending Collateral – 102.10% (cost $4,243,391,116)		4,152,158,838

	Principal amount°	Value (US $)

Security Lending Collateral – 1.33%**

Certificates of Deposit – 0.10%≠
Australia & New Zealand Banking Group 2.19% 11/1/18	1,783,000	$1,783,000
Northern Trust (Cayman) 2.18% 11/1/18	2,424,000	2,424,000

		4,207,000

Repurchase Agreements – 0.87%
Credit Agricole
2.19%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price$12,509,428 (collateralized by US government obligations 1.875%-2.50% 4/30/22-9/9/49; market value $12,758,875)	12,508,667	12,508,667
JPMorgan Securities
2.19%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price$12,509,428 (collateralized by US government obligations 0.00%-1.875% 6/20/19-6/30/20; market value $12,758,846)	12,508,667	12,508,667
Merrill Lynch, Pierce, Fenner & Smith
2.18%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price$10,424,273 (collateralized by US government obligations 0.125%-2.625% 4/15/20-5/15/21; market value $10,632,151)	10,423,642	10,423,642

		35,440,976

Short-Term Floating Rate Notes – 0.36%
Australia & New Zealand Banking Group 2.43%
(LIBOR01M + 0.15%) 8/23/19 ≥●	641,000	640,619
Bank of Montreal (Chicago)
2.48% (LIBOR01M + 0.20%) 11/9/18 ●	912,000	912,053
2.75% (LIBOR03M + 0.21%) 11/1/19 ●	515,000	515,000
Bank of Nova Scotia (Houston)
2.44% (LIBOR03M + 0.13%) 5/17/19 ●	877,000	877,044
2.49% (LIBOR03M + 0.18%) 2/21/19 ●	700,000	700,636
2.52% (LIBOR03M + 0.21%) 2/28/19 ●	269,000	269,156
2.52% (LIBOR03M + 0.20%) 3/6/19 ●	342,000	342,040
Canadian Imperial Bank (New York) 2.72% (LIBOR03M + 0.22%) 1/28/19 ●	798,000	798,324
Commonwealth Bank of Australia
2.39% (LIBOR03M + 0.05%) 8/2/19 ≥●	400,000	399,731
2.48% (LIBOR01M + 0.20%) 11/9/18 ≥●	369,000	369,022
2.54% (LIBOR03M + 0.20%) 3/18/19 ●	571,000	571,540
National Australia Bank
2.41% (LIBOR03M + 0.10%) 5/21/19 ≥●	257,000	257,083
2.43% (LIBOR01M + 0.14%) 8/27/19 ≥●	703,000	702,518
2.44% (LIBOR03M + 0.10%) 5/10/19 ≥●	900,000	900,276
Royal Bank of Canada (New York)
2.43% (LIBOR03M + 0.06%) 6/26/19 ●	295,000	294,885

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)

Security Lending Collateral** (continued)

Short-Term Floating Rate Notes (continued)
Royal Bank of Canada (New York)
2.62% (LIBOR03M + 0.17%) 4/18/19 ●	980,000	$980,357
2.69% (LIBOR01M + 0.25%) 11/6/18 ●	579,000	579,028
Toronto-Dominion Bank (New York)
2.42% (LIBOR01M + 0.14%) 3/5/19 ●	500,000	500,050
2.43% (LIBOR01M + 0.15%) 3/19/19 ●	500,000	500,035
US Bank (Cincinnati) 2.54% 7/23/19 ●	600,000	599,957
Wells Fargo Bank
2.49% (LIBOR01M + 0.21%) 11/13/18 ●	752,000	752,065
2.59% (LIBOR01M + 0.33%) 5/31/19 ●	500,000	500,392
Westpac Banking (New York)
2.42% (LIBOR03M + 0.10%) 5/29/19 ●	1,061,000	1,060,934
2.47% (LIBOR03M + 0.10%) 9/19/19 ≥●	500,000	499,781

		14,522,526

Total Securities Lending Collateral (cost $54,168,996)		54,170,502

Total Value of Securities – 103.43% (cost $4,297,560,112)		$4,206,329,340∎

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2018, the aggregate value of Rule 144A securities was $1,130,712,427, which represents 27.80% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

≥

Commercial paper exempt from registration under Section 4(a)(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At Oct. 31, 2018, the aggregate value of securities was $3,769,030, which represented 0.09% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

∎	Includes $52,183,147 of securities loaned.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Oct. 31, 2018. Rate will reset at a future date.

S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

y	No contractual maturity date.

Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.

†	Non-income producing security.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Oct. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after Oct. 31, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

f	Step coupon bond. Stated rate in effect at Oct. 31, 2018 through maturity date.

¥	Fully or partially pledged as collateral for futures contracts.

Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at Oct. 31, 2018:

Borrower	Principal Amount	Cost	Value	Unrealized Appreciation (Depreciation)
Heartland Dental Tranche DD 1st Lien 3.75% (LIBOR01M + 3.75%) 4/30/25	$303,913	$303,913	$303,280	$(633)

Schedule of investments

Delaware Diversified Income Fund

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Oct. 31, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BAML	AUD	3,388,216	USD	(2,400,958)	1/11/19	$508	$—
BAML	CAD	(1,404,495)	USD	1,073,880	1/11/19	5,327	—
BAML	EUR	(1,200,924)	USD	1,376,090	1/11/19	6,384	—
BAML	JPY	(2,099,005,738)	USD	18,780,023	1/11/19	52,631	—
BAML	NZD	(4,564,111)	USD	2,983,409	1/11/19	2,570	—
BNP	AUD	(6,955,237)	USD	4,932,306	1/11/19	2,643	—
BNP	MXN	16,553,022	USD	(833,854)	1/11/19	—	(28,865)
BNP	NOK	(23,773,164)	USD	2,853,955	1/11/19	23,750	—
CITI	BRL	(7,240,095)	USD	1,982,609	1/11/19	49,330	—
CITI	COP	8,046,020,000	USD	(2,520,919)	1/11/19	—	(28,964)
HSBC	EUR	1,434,656	USD	(1,642,961)	1/11/19	—	(6,673)
HSBC	GBP	(9,791,989)	USD	12,592,468	1/11/19	26,300	—
JPMC	KRW	(9,424,747,250)	USD	8,287,677	1/11/19	10,263	—
JPMC	PLN	(9,818,851)	USD	2,590,726	1/11/19	26,058	—
TD	IDR	39,745,400,000	USD	(2,580,032)	1/11/19	—	(1,122)
TD	JPY	3,038,570,570	USD	(27,201,133)	1/11/19	—	(90,914)
UBS	CLP	1,824,722,754	USD	(2,656,808)	1/11/19	—	(32,301)

Total Foreign Currency Exchange Contracts						$205,764	$(188,839)

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(379)	E-mini S&P 500 Index	$(51,375,345)	$(51,868,332)	12/24/18	$492,987	$—	$(458,430)
899	US Treasury 5 yr Notes	101,032,148	101,055,763	1/2/19	—	(23,615)	(196,656)
5,219	US Treasury 10 yr Notes	618,125,313	616,949,019	12/20/18	1,176,294	—	(1,794,031)
(32)	US Treasury Long Bonds	(4,420,000)	(4,597,909)	12/20/18	177,909	—	25,000
884	US Treasury Long Bonds	122,102,500	127,629,622	12/20/18	—	(5,527,122)	(690,625)

Total Futures Contracts			$789,168,163		$1,847,190	$(5,550,737)	$(3,114,742)

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Over-The-Counter/ Protection Sold/ Moody’s Ratings:
MSC-CMBX.NA.BBB-.6[5] 5/11/63- Monthly	24,970,000	3.00%	$(3,475,257)	$(2,910,701)	$(564,556)	$—

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded

Schedule of investments

Delaware Diversified Income Fund

as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $13,391.

5Markit’s CMBX.NA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality ratings are measured on a scale that ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

Summary of abbreviations:

ABS – Asset-Backed Security

ARM – Adjustable Rate Mortgage

ARS – Argentine Peso

AUD – Australian Dollar

BADLARPP – Argentina Term Deposit Rate

BAML – Bank of America Merrill Lynch

BB – Barclays Bank

BBSW3M – Bank Bill Swap 3 Months

BNP – BNP Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

CLP – Chilean Peso

CMBX.NA – Commercial Mortgaged-Backed Securities Index North America

COP – Colombian Peso

DB – Deutsche Bank

EUR – European Monetary Unit

FREMF – Freddie Mac Multifamily

GBP – British Pound Sterling

GE – General Electric

GNMA – Government National Mortgage Association

GS – Goldman Sachs

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange

IDR – Indonesian Rupiah

INR – Indian Rupee

JPM – JPMorgan

Summary of abbreviations (continued):

JPMC – JPMorgan Chase

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

MASTR – Mortgage Asset Securitization Transactions, Inc.

MSC – Morgan Stanley Capital

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RBS – Royal Bank of Scotland

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

TRY – Turkish Lira

USD – US Dollar

WF – Wells Fargo

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Diversified Income Fund	October 31, 2018

Assets:
Investments, at value[1,2]	$4,152,158,838
Short-term investments held as collateral for loaned securities, at value[3]	54,170,502
Foreign currencies, at value[4]	3,154,808
Cash	5,361,224
Cash collateral due from brokers	4,020,000
Receivable for securities sold	42,321,913
Dividends and interest receivable	32,249,793
Receivable for fund shares sold	4,723,709
Unrealized appreciation on foreign currency exchange contracts	205,764
Securities lending income receivable	43,145
Swap payments receivable	14,594
Other assets[5]	4,787,750

Total assets	$4,303,212,040

Liabilities:
Payable for securities purchased	138,020,215
Obligation to return securities lending collateral	53,590,416
Contingent liabilities[5]	15,959,167
Payable for fund shares redeemed	13,216,674
Distribution payable	3,885,196
Variation margin due to broker on futures contracts	3,114,742
Upfront payments received on credit default swap contracts	2,910,701
Investment management fees payable to affiliates	1,216,202
Other accrued expenses	1,128,978
Cash collateral due to brokers	1,050,510
Unrealized depreciation on credit default swap contracts	564,556
Payable for securities lending purchased	515,000
Distribution fees payable to affiliates	512,855
Unrealized depreciation on foreign currency exchange contracts	188,839
Administration fees payable	105,902
Custodian fees payable	71,112
Dividend disbursing and transfer agent fees and expenses payable to affiliates	34,916
Accounting and administration expenses payable to affiliates	13,682
Trustees’ fees and expenses payable to affiliates	9,964
Legal fees payable to affiliates	6,308
Reports and statements to shareholders expenses payable to affiliates	3,224
Other liabilities	165,664

Total Liabilities	236,284,823

Total Net Assets	$4,066,927,217

Net Assets Consist of:
Paid-in capital	$4,406,056,173
Total distributable earnings (loss)	(339,128,956)

Total Net Assets	$4,066,927,217

Net Asset Value
Class A:
Net assets	$734,630,183
Shares of beneficial interest outstanding, unlimited authorization, no par	89,665,543
Net asset value per share	$8.19
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.58
Class C:
Net assets	$382,168,018
Shares of beneficial interest outstanding, unlimited authorization, no par	46,654,525
Net asset value per share	$8.19
Class R:
Net assets	$46,060,279
Shares of beneficial interest outstanding, unlimited authorization, no par	5,625,204
Net asset value per share	$8.19
Institutional Class:
Net assets	$2,886,234,237
Shares of beneficial interest outstanding, unlimited authorization, no par	352,039,475
Net asset value per share	$8.20
Class R6:
Net assets	$17,834,500
Shares of beneficial interest outstanding, unlimited authorization, no par	2,175,516
Net asset value per share	$8.20

[1] Investments, at cost	$4,243,391,116
[2] Including securities on loan	52,183,147
[3] Short-term investments held as collateral for loaned securities, at cost	54,168,996
[4] Foreign currencies, at cost	3,211,449
[5] See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Diversified Income Fund	Year ended October 31, 2018

Investment Income:
Interest	$177,142,353
Dividends	2,402,598
Securities lending income	718,014
Foreign tax withheld	(211,802)

180,051,163

Expenses:
Management fees	19,856,276
Distribution expenses – Class A	2,039,246
Distribution expenses – Class C	5,142,262
Distribution expenses – Class R	271,891
Dividend disbursing and transfer agent fees and expenses	4,806,346
Accounting and administration expenses	806,571
Reports and statements to shareholders expenses	369,024
Custodian fees	289,994
Legal fees	236,448
Trustees’ fees and expenses	203,977
Registration fees	107,670
Audit and tax fees	57,924
Other	247,908

34,435,537
Less expenses waived	(4,295,959)
Less expenses paid indirectly	(98,328)

Total operating expenses	30,041,250

Net Investment Income	150,009,913

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(74,689,721)
Foreign currencies	(30,243,458)
Foreign currency exchange contracts	(688,509)
Futures contracts	(2,979,889)
Options purchased	235,751
Swap contracts	(3,237,183)

Net realized loss	(111,603,009)

Net change in unrealized appreciation (depreciation) of:
Investments	(154,941,510)
Foreign currencies	309,586
Foreign currency exchange contracts	1,023,139
Futures contracts	(436,697)
Options purchased	(167,553)
Swap contracts	1,258,140

Net change in unrealized appreciation (depreciation)	(152,954,895)

Net Realized and Unrealized Loss	(264,557,904)

Net Decrease in Net Assets Resulting from Operations	$(114,547,991)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Diversified Income Fund

	Year ended
	10/31/18	10/31/17

Increase (Decrease) in Net Assets from Operations:
Net investment income	$150,009,913	$147,786,914
Net realized loss	(111,603,009)	(11,473,348)
Net change in unrealized appreciation (depreciation)	(152,954,895)	(14,358,109)

Net increase (decrease) in net assets resulting from operations	(114,547,991)	121,955,457

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(24,585,994)	(35,719,780)
Class C	(12,214,368)	(20,671,479)
Class R	(1,521,983)	(2,184,123)
Institutional Class	(94,990,835)	(103,732,622)
Class R6	(464,958)	(129,659)

Return of capital:
Class A	(5,458,408)	(811,257)
Class C	(2,840,103)	(563,918)
Class R	(342,435)	(55,969)
Institutional Class	(21,430,473)	(2,560,569)
Class R6	(132,435)	(11,747)

	(163,981,992)	(166,441,123)

Capital Share Transactions:
Proceeds from shares sold:
Class A	201,342,698	143,375,898
Class C	21,874,952	24,968,862
Class R	8,919,772	14,221,329
Institutional Class	1,100,958,026	921,870,328
Class R6	7,165,239	13,462,002

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	28,521,458	35,097,067
Class C	14,060,026	19,703,738
Class R	1,822,187	2,238,458
Institutional Class	103,289,669	98,334,237
Class R6	561,639	130,937

	1,488,515,666	1,273,402,856

	Year ended
	10/31/18	10/31/17

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(337,080,457)	$(530,755,749)
Class C	(242,365,548)	(294,678,417)
Class R	(22,902,621)	(31,475,251)
Institutional Class	(947,243,145)	(852,537,719)
Class R6	(1,852,091)	(654,239)

	(1,551,443,862)	(1,710,101,375)

Decrease in net assets derived from capital share transactions	(62,928,196)	(436,698,519)

Net Decrease in Net Assets	(341,458,179)	(481,184,185)

Net Assets:
Beginning of year	4,408,385,396	4,889,569,581

End of year[1]	$4,066,927,217	$4,408,385,396

1 Net Assets – End of year includes distributions in excess of net investment income of $3,156,843 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Oct. 31, 2018, the Fund has adopted amendments to Regulation S-X (see Note 14 in “Notes to financial statements”). For the year ended Oct. 31, 2017, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Class R	Institutional Class	Class R6
Dividends from net investment income	$(35,719,780)	$(20,671,479)	$(2,184,123)	$(103,732,622)	$(129,659)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Oct. 31, 2017, return of capital distributions of $811,257 were made by the Fund’s Class A shares, which calculated to a de minimis amount of $0.00 per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$8.74	$8.81	$8.74	$9.09	$8.96

0.29	0.28	0.22	0.26	0.30
(0.53)	(0.03)	0.12	(0.27)	0.17

(0.24)	0.25	0.34	(0.01)	0.47

(0.25)	(0.32)	(0.26)	(0.29)	(0.34)
—	—	—	(0.03)	—
(0.06)	— [2]	(0.01)	(0.02)	—

(0.31)	(0.32)	(0.27)	(0.34)	(0.34)

$8.19	$8.74	$8.81	$8.74	$9.09

(2.77% )	2.89%	3.96%	(0.11% )	5.25%

$734,630	$893,311	$1,259,472	$1,658,922	$2,048,203
0.77%	0.89%	0.89%	0.91%	0.90%

0.87%	0.89%	0.89%	0.91%	0.90%
3.37%	3.24%	2.54%	2.95%	3.34%
3.27%	3.24%	2.54%	2.95%	3.34%
122%	125%	240%	218%	189%

Financial highlights

Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Oct. 31, 2017, return of capital distributions of $563,918 were made by the Fund’s Class C shares, which calculated to a de minimis amount of $0.00 per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$8.74	$8.81	$8.74	$9.09	$8.96

0.22	0.22	0.16	0.20	0.23
(0.52)	(0.04)	0.11	(0.28)	0.18

(0.30)	0.18	0.27	(0.08)	0.41

(0.19)	(0.25)	(0.19)	(0.22)	(0.28)
—	—	—	(0.03)	—
(0.06)	— [2]	(0.01)	(0.02)	—

(0.25)	(0.25)	(0.20)	(0.27)	(0.28)

$8.19	$8.74	$8.81	$8.74	$9.09

(3.49% )	2.13%	3.19%	(0.85% )	4.59%

$382,168	$620,954	$879,706	$1,007,163	$1,177,575
1.52%	1.64%	1.64%	1.66%	1.65%

1.62%	1.64%	1.64%	1.66%	1.65%
2.62%	2.49%	1.79%	2.20%	2.59%
2.52%	2.49%	1.79%	2.20%	2.59%
122%	125%	240%	218%	189%

Financial highlights

Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Oct. 31, 2017, return of capital distributions of $55,969 were made by the Fund’s Class R shares, which calculated to a de minimis amount of $0.00 per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$8.73	$8.81	$8.73	$9.09	$8.96

0.27	0.26	0.20	0.24	0.28
(0.52)	(0.04)	0.13	(0.28)	0.17

(0.25)	0.22	0.33	(0.04)	0.45

(0.23)	(0.30)	(0.24)	(0.27)	(0.32)
—	—	—	(0.03)	—
(0.06)	— [2]	(0.01)	(0.02)	—

(0.29)	(0.30)	(0.25)	(0.32)	(0.32)

$8.19	$8.73	$8.81	$8.73	$9.09

(2.90%)	2.52%	3.82%	(0.47%)	5.11%

$46,060	$61,630	$77,484	$101,732	$116,840
1.02%	1.14%	1.14%	1.16%	1.15%
1.12%	1.14%	1.14%	1.16%	1.15%
3.12%	2.99%	2.29%	2.70%	3.09%
3.02%	2.99%	2.29%	2.70%	3.09%
122%	125%	240%	218%	189%

Financial highlights

Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Oct. 31, 2017, return of capital distributions of $2,560,569 were made by the Fund’s Institutional Class, which calculated to a de minimis amount of $0.00 per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$8.74	$8.82	$8.74	$9.10	$8.97

0.31	0.30	0.24	0.29	0.33
(0.52)	(0.04)	0.13	(0.29)	0.17

(0.21)	0.26	0.37	—	0.50

(0.27)	(0.34)	(0.28)	(0.31)	(0.37)
—	—	—	(0.03)	—
(0.06)	— [2]	(0.01)	(0.02)	—

(0.33)	(0.34)	(0.29)	(0.36)	(0.37)

$8.20	$8.74	$8.82	$8.74	$9.10

(2.41% )	3.03%	4.34%	0.03%	5.63%

$2,886,234	$2,819,555	$2,672,906	$2,620,069	$2,394,335
0.52%	0.64%	0.64%	0.66%	0.65%
0.62%	0.64%	0.64%	0.66%	0.65%
3.62%	3.49%	2.79%	3.20%	3.59%
3.52%	3.49%	2.79%	3.20%	3.59%
122%	125%	240%	218%	189%

Financial highlights

Delaware Diversified Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions
Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	For the year ended Oct. 31, 2017, return of capital distributions of $11,747 were made by the Fund’s Class R6 shares, which calculated to a de minimis amount of $0.00 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

Year ended		5/2/16[1] to 10/31/16

10/31/18	10/31/17
$8.74	$8.81	$8.75

0.31	0.31	0.12
(0.51)	(0.04)	0.08

(0.20)	0.27	0.20

(0.28)	(0.34)	(0.13)
(0.06)	— [3]	(0.01)

(0.34)	(0.34)	(0.14)

$8.20	$8.74	$8.81

(2.33% )	3.14%	2.50%

$17,835	$12,935	$2
0.44%	0.55%	0.55%

0.54%	0.55%	0.55%
3.70%	3.57%	2.75%
3.60%	3.57%	2.75%
122%	125%	240%[5]

Notes to financial statements

Delaware Diversified Income Fund	October 31, 2018

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Fund an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services -Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Oct. 31, 2018 and for all open tax years (years ended Oct. 31, 2015–Oct. 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Oct. 31, 2018, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2018, and matured on the next business day.

Notes to financial statements

Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

To Be Announced Trades (TBA) – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays dividends from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2018, the Fund earned $95,536 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2018, the Fund earned $2,792 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.55% on the first $500 million of the average daily net assets of the Fund; 0.50% on the next $500 million; 0.45% on the next 1.5 billion; and 0.425% on average daily net assets in excess $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale, dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.45% of the Fund’s Class A, Class C, Class R, and Institutional Class average daily net assets and 0.36% of the Fund’s Class R6 shares average daily net assets from April 1, 2018 through Oct. 31, 2018.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Oct. 31, 2018, the Fund was charged $168,037 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds

Notes to financial statements

Delaware Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

within the Delaware Funds from Nov. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2018, the Fund was charged $707,046 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fees of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2018, the Fund was charged $122,091 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2018, DDLP earned $34,189 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2018, DDLP received gross CDSC commissions of $9 and $17,605 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Oct. 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Oct. 31, 2018, the Fund engaged in Rule 17a-7 securities purchased of $5,188,685 and Rule 17a-7 securities sales of $393,642, which resulted in net realized losses of $(11,900).

*The aggregate contractual waiver period covering this report is from April 1, 2018 through April 1, 2019.

3. Investments

For the year ended Oct. 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$2,903,018,690
Purchases of US government securities	2,338,697,384
Sales other than US government securities	3,245,595,870
Sales of US government securities	1,953,109,880

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Oct. 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$4,316,666,841

Aggregate unrealized appreciation of investments and derivatives	$65,757,841
Aggregate unrealized depreciation of investments and derivatives	(180,346,520)

Net unrealized depreciation of investments and derivatives	$(114,588,679)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in

Notes to financial statements

Delaware Diversified Income Fund

3. Investments (continued)

markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2018:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$1,311,595,299	$9,324,067	$1,320,919,366
Corporate Debt	—	1,773,046,079	—	1,773,046,079
Municipal Bonds	—	7,793,736	—	7,793,736
Foreign Debt	—	134,735,943	—	134,735,943
Loan Agreements[1]	—	321,330,232	11,613,860	332,944,092
US Treasury Obligation	—	438,545,940	—	438,545,940
Common Stock	—	—	—	—
Convertible Preferred Stock	—	31,582,584	—	31,582,584
Preferred Stock	—	11,441,970	—	11,441,970
Options Purchased	—	3,185	—	3,185
Short-Term Investments	—	101,145,943	—	101,145,943
Securities Lending Collateral	—	54,170,502	—	54,170,502

Total Value of Securities	$—	$4,185,391,413	$20,937,927	$4,206,329,340

Derivatives:[2]
Assets:
Foreign Currency Exchange Contracts	—	205,764	—	205,764
Futures Contracts	1,847,190	—	—	1,847,190
Liabilities:
Foreign Currency Exchange Contracts	—	(188,839)	—	(188,839)
Futures Contracts	(5,550,737)	—	—	(5,550,737)
Swap Contracts	—	(564,556)	—	(564,556)

The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total

Agency, Asset- & Mortgage- Backed Securities	—	99.29%	0.71%	100.00%
Loan Agreements	—	96.51%	3.49%	100.00%

Notes to financial statements

Delaware Diversified Income Fund

3. Investments (continued)

2Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended Oct. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2018 and 2017 was as follows:

	Year ended
	10/31/18	10/31/17

Ordinary income	$133,778,138	$162,437,663
Return of capital	30,203,854	4,003,460

Total	$163,981,992	$166,441,123

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,406,056,173
Distributions payable	(3,885,196)
Capital loss carryforwards	(209,483,664)
Troubled debt litigation	(11,171,417)
Unrealized depreciation of investments, foreign currencies, and derivatives	(114,588,679)

Net assets	$4,066,927,217

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax deferral of straddles losses, tax treatment of CDS contracts, contingent payment on debt instruments, hybrid securities, market discount and premium on debt instruments, and deemed dividend income.

At Oct. 31, 2018, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total

$88,212,421	$121,271,243	$209,483,664

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/18	10/31/17
Shares sold:
Class A	23,776,387	16,474,509
Class C	2,563,993	2,869,327
Class R	1,047,520	1,632,764
Institutional Class	129,417,375	106,070,006
Class R6	847,626	1,539,327

Shares issued upon reinvestment of dividends and distributions:
Class A	3,362,209	4,038,452
Class C	1,654,896	2,266,960
Class R	214,729	257,591
Institutional Class	12,178,950	11,291,356
Class R6	66,316	14,933

	175,130,001	146,455,225

Shares redeemed:
Class A	(39,716,214)	(61,225,045)
Class C	(28,643,822)	(33,918,115)
Class R	(2,694,541)	(3,632,184)
Institutional Class	(112,025,868)	(98,054,617)
Class R6	(217,988)	(74,930)

	(183,298,433)	(196,904,891)

Net decrease	(8,168,432)	(50,449,666)

Notes to financial statements

Delaware Diversified Income Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the “Statements of changes in net assets.” For the years ended Oct. 31, 2018 and 2017, the Fund had the following exchange transactions.

	Exchange Redemptions		Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value

10/31/18	303,887	709,270	584,427	429,381	$ 8,555,325
10/31/17	6,462,318	710,034	44,559	7,133,891	62,150,647

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. The revolving line of credit was to be used as described above and operated in substantially the same manner as the original agreement. The line of credit available under the agreement expired on Nov. 5, 2018.

The Fund had no amounts outstanding as of Oct. 31, 2018, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Oct. 31, 2018, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Oct. 31, 2018, the Fund posted $12,072,783 in securities as margin for open futures contracts. Securities collateral are presented on the “Schedule of investments.”

During the year ended Oct. 31, 2018, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended Oct. 31, 2018, the Fund entered into option contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts – The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Oct. 31, 2018, the Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rate or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2018, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedule of investments,” at Oct. 31, 2018, the notional value of the protection sold was $24,970,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At Oct. 31, 2018, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain occurrence of a credit event. At Oct. 31, 2018, net unrealized depreciation of the protection sold was $(564,556).

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Oct. 31, 2018, the Fund entered into CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Oct. 31, 2018, for bilateral derivative contracts, the Fund posted $4,020,000 in cash collateral for certain open derivatives, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.” the Fund received $1,050,000 in cash and $124,000 in securities as collateral. Cash is included as “Cash collateral due to brokers” on the “Statement of assets and liabilities.” The Fund also received $510 in cash collateral for centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Oct. 31, 2018 were as follows:

		Asset Derivatives Fair Value

Statements of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total

Unrealized appreciation on foreign currency exchange contracts	$205,764	$—	$—	$205,764
Variation margin due to broker on futures contracts*	—	492,987	1,354,203	1,847,190
Options purchased, at value**	3,185	—	—	3,185

Total	$208,949	$492,987	$1,354,203	$2,056,139

Fair values of derivative instruments as of Oct. 31, 2018 were as follows (continued):

	Liability Derivatives Fair Value

Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total

Unrealized depreciation on foreign currency exchange contracts	$(188,839)	$—	$—	$(188,839)
Variation margin due to broker on futures contracts*	—	(5,550,737)	—	(5,550,737)
Unrealized depreciation on credit default swap contracts	—	—	(564,556)	(564,556)

Total	$(188,839)	$(5,550,737)	$(564,556)	$(6,304,132)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through Oct. 31, 2018. Only current day variation margin is reported on the “Statement of assets and liabilities.”

**Included in Investments, at value.

The effect of derivative instruments on the “Statement of operations” for the year ended Oct. 31, 2018 was as follows:

		Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total

Currency contracts	$(688,509)	$—	$(650,064)	$—	$(1,338,573)
Interest rate contracts	—	818,710	885,815	540,111	2,244,636
Equity contracts	—	(3,798,599)	—	—	(3,798,599)
Credit contracts	—	—	—	(3,777,294)	(3,777,294)

Total	$(688,509)	$(2,979,889)	$235,751	$(3,237,183)	$(6,669,830)

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended Oct. 31, 2018 was as follows (continued):

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$1,023,139	$—	$(167,553)	$—	$855,586
Interest rate contracts	—	(929,684)		489,995	(439,689)
Equity contracts	—	492,987	—	—	492,987
Credit contracts	—	—	—	768,145	768,145

Total	$1,023,139	$(436,697)	$(167,553)	$1,258,140	$1,677,029

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2018:

	Long Derivative Volume	Short Derivative Volume

Foreign currency exchange contracts (average cost)	USD 98,916,213	USD 150,049,216
Futures contracts (average notional value)	286,784,678	214,517,294
Options contracts (average value)	343,429	4,282
CDS contracts (average notional value)*	EUR 967,738	—
CDS contracts (average notional value)*	51,690,057	24,022,123
Interest rate swap contracts (average notional value)**	—	9,448,036

*Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$67,420	$—	$67,420
BNP Paribas	26,393	(28,865)	(2,472)
Citigroup Global Markets	49,330	(28,964)	20,366
Hong Kong Shanghai Bank	26,300	(229,464)	(203,164)
JPMorgan Chase Bank	36,321	—	36,321
Morgan Stanley Capital	—	(564,556)	(564,556)
Toronto Dominion Bank	—	(92,036)	(92,036)
UBS	—	(32,301)	(32,301)

Total	$205,764	$(976,186)	$(770,422)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$67,420	$—	$(67,420)	$—	$—	$—
BNP Paribas	(2,472)	—	—	—	—	(2,472)
Citigroup Global Markets	20,366	—	—	—	—	20,366
Hong Kong Shanghai Bank	(203,164)	—	—	—	—	(203,164)
JPMorgan Chase Bank	36,321	—	(36,321)	—	—	—
Morgan Stanley Capital	(564,556)	—	—	—	564,556	—
Toronto Dominion Bank	(92,036)	—	—	—	92,036	—
UBS	(32,301)	—	—	—	—	(32,301)

Total	$(770,422)	$—	$(103,741)	$—	$656,592	$(217,571)

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to

Notes to financial statements

Delaware Diversified Income Fund

9. Offsetting (continued)

the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of Oct. 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$11,787,060	$(11,787,060)	$—	$(11,787,060)	$—
Bank of Montreal	32,414,416	(32,414,416)	—	(32,414,416)	—
BNP Paribas	41,621,289	(41,621,289)	—	(41,621,289)	—

Total	$85,822,765	$(85,822,765)	$—	$(85,822,765)	$—

Security Lending

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 11).

As of Oct. 31, 2018, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(b)
The Bank of New York Mellon	$52,183,147	$(52,183,147)	$—	$(52,183,147)	$—

Master Securities Forward Transaction Agreements

Master Securities Forward Transaction Agreements (MFA) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The MFA maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. As of Oct. 31, 2018, the following table is a summary of the Fund’s TBA securities by counterparty which are subject to offsetting under MFA:

Counterparty	TBA at Value	Cash Collateral Received	Cash Collateral Pledged	Net Exposure(b)
Goldman Sachs	$102,793,619	$—	$—	$102,793,619

(a)The value of the related collateral exceeded the value of the net position, purchase agreements and securities lending transactions as of Oct. 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations, commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the

Notes to financial statements

Delaware Diversified Income Fund

10. Securities Lending (continued)

“Schedule of investments.” Securities purchased with cash collateral are valued at the market value. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of Oct. 31, 2018:

Securities Lending Transactions	Overnight and Continuous	Under 30 days	Between 30 & 90 days	Over 90 days	Total
Certificates of Deposit, Repurchase Agreements, and Short-Term Floating Rate Notes	$54,170,502	$—	$—	$—	$54,170,502

At Oct. 31, 2018, the value of securities on loan was $52,183,147, for which the Fund received cash collateral of $53,590,416. At Oct. 31, 2018, the value of invested collateral was $54,170,502. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions,

including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Notes to financial statements

Delaware Diversified Income Fund

11. Credit and Market Risk (continued)

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section (4)(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and (4)(a)(2) securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Management believes the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $15,959,167 and an asset of $4,787,750 based on the expected recoveries to unsecured creditors as of Oct. 31, 2018 that resulted in a decrease in the Fund’s NAV to reflect this potential recovery.

14. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

15. Subsequent Events

On Nov. 5, 2018, the Fund, along with the other Participants, entered into an amendment to the agreement for a $190,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The revolving line of

Notes to financial statements

Delaware Diversified Income Fund

15. Subsequent Events (continued)

credit available was increased from $190,000,000 to $220,000,000 on Nov. 29, 2018. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 4, 2019.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2018, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and Shareholders of Delaware Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Diversified Income Fund (one of the series constituting Delaware Group® Adviser Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2018, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	81.58%
(B) Return of Capital (Tax Basis)	18.42%
Total Distributions.	100.00%
(C) Qualifying Dividends[1]	1.04%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Oct. 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 1.04%. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

For the fiscal year ended Oct. 31, 2018, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended Oct. 31, 2018, the Fund has reported maximum distributions of Qualified Interest Income of $102,812,340.

Board consideration of advisory agreement for Delaware Diversified Income Fund at a meeting held August 15-16, 2018

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”)

concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders (a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Board consideration of advisory agreement for Delaware Diversified Income Fund at a meeting held August 15-16, 2018 (continued)

poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board believed that Management was taking action to improve Fund performance so as to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas —UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)
Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director; Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	59	None
(2004–Present)

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director —
Carrizo Oil & Gas, Inc.
Executive Advisor to Dean		(March 2018–Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	59	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group		(December 2013–Present)

Director —
HSBC Bank USA, Inc.
(July 2014–March 2017)

Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Former Chief Executive
Delaware Funds®	Private Wealth Management	Philadelphia, PA	Officer
by Macquarie	J.P. Morgan Chase & Co.		Banco Itaú International
Philadelphia, PA	New York, NY	Lucinda S. Landreth	Miami, FL
Former Chief Investment
Thomas L. Bennett	Joseph W. Chow	Officer	Thomas K. Whitford
Chairman of the Board	Former Executive Vice	Assurant, Inc.	Former Vice Chairman
Delaware Funds	President	New York, NY	PNC Financial Services Group
by Macquarie	State Street Corporation		Pittsburgh, PA
Private Investor	Boston, MA
Rosemont, PA
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

US equity mutual fund

Delaware U.S. Growth Fund

 October 31, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware U.S. Growth Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P.

(DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware U.S. Growth Fund	November 13, 2018

Performance preview (for the year ended October 31, 2018)
Delaware U.S. Growth Fund (Institutional Class shares)	1-year return	+5.15%
Delaware U.S. Growth Fund (Class A shares)	1-year return	+4.89%
Russell 1000 ® Growth Index (benchmark)	1-year return	+10.71%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware U.S. Growth Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Jackson Square Partners, LLC (JSP), a US registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, has ultimate responsibility for all investment advisory services.

Overall US stock performance was fair during the fiscal year ended Oct. 31, 2018 as the S&P 500® Index gained 7.35%, despite marked volatility. Gains spiked in January 2018, only to drop more than 10% during an early February selloff. Stocks slowly regained momentum throughout the summer and early fall but lost some ground once again as the United States geared up for the midterm election cycle. The result was net positive, particularly for the largest blue-chip stocks, as indicated by a 9.87% rise in the Dow Jones Industrial Average® during the fiscal period.

A robust labor market fueled US growth. The unemployment rate fell below 4% (its lowest level since 1969), consumer confidence was at an 18-year high, and the economy hit its fastest pace of growth since 2014. The fiscal year ended with retail sales in October ahead of expectations. (Source: US Bureau of Economic Analysis.)

The Federal Reserve raised rates four times throughout the fiscal year, in December 2017, then March, June, and September 2018.

1

Portfolio management review
Delaware U.S. Growth Fund

None of these moves came as a surprise to investors, despite a February transition from former Fed Chair Janet Yellen to Jerome Powell. In a September statement, the Federal Open Market Committee (FOMC) announced that the combination of strong labor-market conditions, sustained economic activity, and an inflation rate that was hovering around the target 2% objective all added up to “balanced” risks for the nation’s economic outlook.

The housing market, which had been on an upswing for nearly 10 years, began to wane during the period, as rising house prices and mortgage rates combined with salary stagnation led potential homebuyers to hold off. Residential investment declined, as did existing- and new-home sales. Low inventory and a new tax law that reduces tax incentives for homeownership have the potential to solidify this slump.

An unprecedented surge in US crude oil and natural gas production during the fiscal year, made possible by shale development, led to record US exports. Oil prices had been creeping higher, but with expanding US crude inventories and a lowered estimate for global demand by the Organization of the Petroleum Exporting Countries (OPEC), prices tumbled in October 2018. (Sources: Bloomberg, U.S. Energy Information Administration.)

The US imposed taxes on imports, which included steel and aluminum, from China, Mexico, Canada, and the European Union; all four responded with retaliatory tariffs on US goods. The US, Canada, and Mexico, however, negotiated a new trade deal to replace the North American Free Trade Agreement (NAFTA), the United States-Mexico-Canada Agreement (USMCA).

The combination of a strong US dollar, rising US interest rates, and an escalating global trade war hurt overseas markets. International stocks were down 6.85% for the fiscal year, as measured by the MSCI EAFE Index (net). Emerging markets fared worse, losing 12.52% for the same period, as measured by the MSCI Emerging Markets Index (net).

Within the Fund

For the fiscal year ended Oct. 31, 2018, Delaware U.S. Growth Fund Institutional Class shares returned +5.15%. The Fund’s Class A shares returned +4.89% at net asset value (NAV) and -1.15% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 1000 Growth Index, returned +10.71%. For complete, annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

Strong relative performance in financials and industrials was unable to overcome weak relative performance in information technology, consumer discretionary, and healthcare. On a stock-specific level, the following were the most significant contributors and detractors during the fiscal year:

Mastercard Inc., a financial service company that facilitates electronic funds transfer, contributed to the Fund’s performance during the fiscal period. The company has reported a string of positive earnings reports, most recently showing total third-quarter net revenues increasing 17% on a year-on-year basis. Additionally, during the fiscal period, the company revised its three-year performance estimates higher. We believe its operating margins should continue to expand in the near to mid term. More broadly, there is a seemingly inexorable global payment trend away from paper currency and checks toward electronic payments (credit and debit). We believe that Mastercard is well positioned to take advantage of that trend; the company’s revenues are based on transactions that are laid over an existing network with minimal incremental capital investment required, resulting in high incremental margins.

Dollar General Corp., a chain of US variety stores, added to the Fund’s performance during the fiscal year. The company reported strong earnings during the 12-month period, including

2

revising upward its net sales and same-store sales guidance after the second quarter of 2018. We believe the company is well positioned to take advantage of the upcoming holiday season, which could help drive sales growth over the short term. In our view, Dollar General is a highly durable and underappreciated consumer discretionary franchise. We further believe there is opportunity for growth given the scarcity of valuable retail assets that Amazon has not targeted.

TripAdvisor Inc., a website providing travel advice and planning features, was also a contributor to the Fund’s performance during the fiscal period. The company’s earnings reports have been positive during the 12-month period, which management attributed to the stabilization of its click-based ad auction and lower online acquisition costs. TripAdvisor has seen accelerated growth in its nonhotel segment and has integrated third-party networks, such as delivery.com, into its website and mobile app. We believe that could drive synergies over the long term and consider TripAdvisor to be an undervalued asset due to its ability to attract 415 million interested travelers.

DENTSPLY SIRONA Inc., a dental-equipment maker and dental-consumables producer, detracted from the Fund’s performance during the fiscal period. Investors have been concerned about declining revenues in the US amid continued headwinds related to foreign-exchange rates. Concern for the timing of a return to growth after recent investments and capital expenditures has weighed on the stock as well. Since we think these issues represent fundamental change to the thesis, we exited the position in the Fund.

eBay Inc., the online shopping and auction site, detracted from the Fund’s performance during the fiscal year. We believe the company’s recent weakness can be explained by investors’ sense of caution about management’s ability to deliver on

eBay’s payments intermediation transition plan that was laid out in January 2018. We believe there may be undue fear that the momentum behind the company’s strategy to drive acceleration in the business could be hard to maintain. Additionally, investors have been more cautious about platforms such as eBay after a Supreme Court ruling in June overturned previous laws holding that online retailers were not obliged to collect sales tax from customers. We exited the position in order to redeploy the capital elsewhere in the Fund’s portfolio.

Applied Materials Inc., the global leader in providing equipment, services, and software to enable the manufacture of advanced semiconductors and flat panel displays, also detracted from the Fund’s performance during the fiscal year. Despite earnings that were broadly in line with guidance, continued industry-wide memory and capital expenditure pushouts into 2019 seemed to provoke caution among investors who have seen estimates come down across the sector. Nonetheless, we continue to believe we are witnessing a small cyclical downturn in an otherwise strong, secular growth story. We remain confident that Applied Materials is undervalued by the market, is competitively placed in a consolidated sector with high barriers to entry, and has growth drivers, namely increasing capital intensity at an industry level, that have the potential to position the company well for the long term.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary
Delaware U.S. Growth Fund	October 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2018
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 3, 1993)
Excluding sales charge	+4.89%	+9.49%	+13.91%	+7.75%
Including sales charge	-1.15%	+8.20%	+13.24%	+7.49%
Class C (Est. May 23, 1994)
Excluding sales charge	+4.08%	+8.67%	+13.06%	+7.32%
Including sales charge	+3.18%	+8.67%	+13.06%	+7.32%
Class R (Est. June 2, 2003)
Excluding sales charge	+4.62%	+9.22%	+13.63%	+8.03%
Including sales charge	+4.62%	+9.22%	+13.63%	+8.03%
Institutional Class (Est. Feb. 3, 1994)
Excluding sales charge	+5.15%	+9.76%	+14.20%	+7.88%
Including sales charge	+5.15%	+9.76%	+14.20%	+7.88%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+5.36%	n/a	n/a	+13.08%
Including sales charge	+5.36%	n/a	n/a	+13.08%
Russell 1000 Growth Index	+10.71%	+13.43%	+15.45%	+9.35%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares,

4

excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.06%	1.81%	1.31%	0.81%	0.67%
(without fee waivers)
Net expenses	1.06%	1.81%	1.31%	0.81%	0.67%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary
Delaware U.S. Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from Oct. 31, 2008 through Oct. 31, 2018

For the period beginning Oct. 31, 2008 through Oct. 31, 2018	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$42,082
Delaware U.S. Growth Fund — Institutional Class shares	$10,000	$37,733
Delaware U.S. Growth Fund — Class A shares	$9,425	$34,681

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 2008. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell

1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 2, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

6

The MSCI Emerging Markets Index, mentioned on page 2, is a free float-adjusted market capitalization index designed to measure equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802
Class R6	DUZRX	245917596

7

Disclosure of Fund expenses
For the six-month period from May 1, 2018 to October 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2018 to Oct. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware U.S. Growth Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratio	Expenses Paid During Period 5/1/18 to 10/31/18*
Actual Fund return†
Class A	$1,000.00	$1,020.50	1.11%	$5.65
Class C	1,000.00	1,016.50	1.86%	9.45
Class R	1,000.00	1,019.20	1.36%	6.92
Institutional Class	1,000.00	1,021.90	0.86%	4.38
Class R6	1,000.00	1,023.00	0.65%	3.31
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.61	1.11%	$5.65
Class C	1,000.00	1,015.83	1.86%	9.45
Class R	1,000.00	1,018.35	1.36%	6.92
Institutional Class	1,000.00	1,020.87	0.86%	4.38
Class R6	1,000.00	1,021.93	0.65%	3.31

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings
Delaware U.S. Growth Fund	As of October 31, 2018	(Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	97.79%
Consumer Discretionary	17.00%
Financials	14.28%
Healthcare	17.12%
Industrials	3.95%
Real Estate	4.28%
Technology	41.16%
Short-Term Investments	1.78%
Total Value of Securities	99.57%
Receivables and Other Assets Net of Liabilities	0.43%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Technology sector consisted of commercial services, diversified financial services, Internet, semiconductors, software, and telecommunications. As of Oct. 31, 2018 such amounts, as a percentage of total net assets, were 3.96%, 7.09%, 5.95%, 2.96%, 18.38%, and 2.82%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft.	8.74%
IQVIA Holdings	5.36%
Biogen	4.74%
KKR & Co. Class A	4.68%
Dollar General	4.11%
Take-Two Interactive Software	4.02%
UnitedHealth Group	3.97%
Hasbro	3.96%
PayPal Holdings	3.96%
FedEx	3.95%

10

Schedule of investments
Delaware U.S. Growth Fund	October 31, 2018

	Number of shares	Value (US $)
Common Stock – 97.79%²
Consumer Discretionary – 17.00%
Dollar General	990,448	$110,316,098
Dollar Tree †	350,866	29,578,004
Hasbro	1,159,533	106,340,772
Liberty Global Class A †	687,885	17,630,493
Liberty Global Class C †	3,546,254	88,798,200
TripAdvisor †	1,992,765	103,902,767

		456,566,334

Financials – 14.28%
Charles Schwab	1,845,403	85,331,435
CME Group	391,045	71,655,086
Intercontinental Exchange	1,307,777	100,751,140
KKR & Co. Class A	5,312,448	125,639,395

		383,377,056

Healthcare – 17.12%
Biogen †	418,627	127,375,637
Illumina †	263,177	81,887,524
IQVIA Holdings †	1,170,542	143,894,728
UnitedHealth Group	408,038	106,640,731

		459,798,620

Industrials – 3.95%
FedEx	481,162	106,019,235

		106,019,235

Real Estate – 4.28%
Crown Castle International	714,810	77,728,439
Equinix	98,539	37,320,661

		115,049,100

Technology – 41.16%
Alibaba Group Holding ADR †	275,237	39,160,720
Alphabet Class A †	76,783	83,738,004
Alphabet Class C †	34,279	36,910,599
Applied Materials	2,419,066	79,538,890
Arista Networks †	329,125	75,813,944
Autodesk †	689,279	89,089,311
Electronic Arts †	680,188	61,883,504
Mastercard Class A	465,063	91,929,003
Microsoft	2,197,620	234,727,792
PayPal Holdings †	1,263,069	106,337,779
Take-Two Interactive Software †	837,228	107,893,572
Visa Class A	713,695	98,382,856

		1,105,405,974

Total Common Stock (cost $2,204,742,213)		2,626,216,319

11

Schedule of investments
Delaware U.S. Growth Fund

	Principal amount°	Value (US $)
Short-Term Investments – 1.78%
Discount Note – 0.27%≠
Federal Home Loan Bank 2.00% 11/1/18	7,258,380	$7,258,380

		7,258,380

Repurchase Agreements – 1.51%
Bank of America Merrill Lynch 2.12%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price $5,583,698 (collateralized by US government obligations 0.00% 5/15/19–8/15/31; market value $5,695,036)	5,583,369	5,583,369
Bank of Montreal 2.10%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price $15,355,160 (collateralized by US government obligations 0.00%–3.75% 11/1/18–2/15/47; market value $15,661,354)	15,354,264	15,354,264
BNP Paribas 2.17%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price $19,716,622 (collateralized by US government obligations 0.00%–8.00% 2/28/19–8/15/46; market value $20,109,744)	19,715,434	19,715,434

		40,653,067

Total Short-Term Investments (cost $47,911,446)		47,911,447

Total Value of Securities – 99.57% (cost $2,252,653,659)		$2,674,127,766

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities
Delaware U.S. Growth Fund	October 31, 2018

Assets:
Investments, at value[1]	$2,674,127,766
Cash	806
Receivable for securities sold	27,673,153
Receivable for fund shares sold	2,041,236
Dividends and interest receivable	895,282
Foreign tax reclaims receivable	319,313

Total assets	2,705,057,556

Liabilities:
Payable for securities purchased	13,386,265
Payable for fund shares redeemed	2,842,121
Other accrued expenses	1,670,520
Investment management fees payable to affiliates	1,344,279
Administration fees payable	74,069
Distribution fees payable to affiliates	72,861
Custody fees payable	29,567
Dividend disbursing and transfer agent fees and expenses payable to affiliates	23,236
Accounting and administration expenses payable to affiliates	9,219
Trustees’ fees and expenses payable to affiliates	6,996
Legal fees payable to affiliates	4,428
Reports and statements to shareholders expenses payable to affiliates	2,126

Total liabilities	19,465,687

Total Net Assets	$2,685,591,869

Net Assets Consist of:
Paid-in capital	$1,879,223,508
Total distributable earnings (loss)	806,368,361

Total Net Assets	$2,685,591,869

14

Net Asset Value
Class A:
Net assets	$122,621,431
Shares of beneficial interest outstanding, unlimited authorization, no par	5,022,703
Net asset value per share	$24.41
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$25.90

Class C:
Net assets	$45,628,870
Shares of beneficial interest outstanding, unlimited authorization, no par	2,175,625
Net asset value per share	$20.97

Class R:
Net assets	$12,903,481
Shares of beneficial interest outstanding, unlimited authorization, no par	552,867
Net asset value per share	$23.34

Institutional Class:
Net assets	$2,502,062,257
Shares of beneficial interest outstanding, unlimited authorization, no par	93,856,486
Net asset value per share	$26.66

Class R6:
Net assets	$2,375,830
Shares of beneficial interest outstanding, unlimited authorization, no par	88,911
Net asset value per share	$26.72

[1]Investments, at cost	$2,252,653,659

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware U.S. Growth Fund	Year ended October 31, 2018

Investment Income:
Dividends	$23,919,727
Interest	544,158
Foreign tax withheld	(68,989)

24,394,896

Expenses:
Management fees	17,017,898
Distribution expenses – Class A	345,101
Distribution expenses – Class C	577,699
Distribution expenses – Class R	81,877
Dividend disbursing and transfer agent fees and expenses	7,325,002
Accounting and administration expenses	566,618
Reports and statements to shareholders expenses	461,665
Trustees’ fees and expenses	140,417
Legal fees	128,663
Registration fees	103,678
Custodian fees	78,679
Audit and tax fees	36,005
Other	76,895

26,940,197
Less expenses paid indirectly	(1,917)

Total operating expenses	26,938,280

Net Investment Loss	(2,543,384)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	414,846,088
Net change in unrealized appreciation (depreciation) of investments	(248,736,477)

Net Realized and Unrealized Gain	166,109,611

Net Increase in Net Assets Resulting from Operations	$163,566,227

See accompanying notes, which are an integral part of the financial statements.

16

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Statements of changes in net assets
Delaware U.S. Growth Fund

	Year ended
	10/31/18	10/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,543,384)	$(2,764,752)
Net realized gain	414,846,088	318,717,295
Net change in unrealized appreciation (depreciation)	(248,736,477)	281,309,238

Net increase in net assets resulting from operations	163,566,227	597,261,781

Dividends and Distributions to Shareholders from:
Distributable earnings*
Class A	(17,001,490)	(12,628,512)
Class C	(8,467,815)	(6,105,441)
Class R	(2,113,241)	(1,577,029)
Institutional Class	(308,800,151)	(170,119,881)
Class R6	(229,320)	(9,171)

	(336,612,017)	(190,440,034)

Capital Share Transactions:
Proceeds from shares sold:
Class A	19,710,424	20,520,887
Class C	3,681,004	4,237,808
Class R	2,915,624	3,429,606
Institutional Class	535,642,610	1,119,023,497
Class R6	837,382	17,005,462

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$16,748,732	$12,332,480
Class C	8,314,280	5,938,501
Class R	2,111,675	1,576,018
Institutional Class	306,144,354	167,203,248
Class R6	229,319	9,171

	896,335,404	1,351,276,678

18

	Year ended
	10/31/18	10/31/17
Cost of shares redeemed:
Class A	(53,094,451)	(103,806,821)
Class C	(25,402,498)	(34,239,932)
Class R	(8,203,876)	(11,503,839)
Institutional Class	(962,904,147)	(1,417,578,844)
Class R6	(636,773)	(17,103,573)

	(1,050,241,745)	(1,584,233,009)

Decrease in net assets derived from capital share transactions	(153,906,341)	(232,956,331)

Net Increase (Decrease) in Net Assets	(326,952,131)	173,865,416

Net Assets:
Beginning of year	$3,012,544,000	$2,838,678,584

End of year[1]	$2,685,591,869	$3,012,544,000

[1]

Net Assets – At the end of year 2017, the Fund had no undistributed net investment income. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Oct. 31, 2018, the Fund has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Oct. 31, 2017, the class specific dividends and distributions to shareholders were as follows:

	Class A	Class C		Class R	Institutional Class	Class R6
Dividends from net investment income	$—	$—	$	—	$(4,320,824)	$(353)
Distributions from net realized gains	(12,628,512)	(6,105,441)		(1,577,029)	(165,799,057)	(8,818)

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights
Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$26.37	$22.99	$26.84	$25.66	$21.97

(0.08)	(0.07)	(0.01)	0.07	0.06
1.29	5.10	(0.81)	1.87	3.63

1.21	5.03	(0.82)	1.94	3.69

—	—	(0.08)	(0.06)	—
(3.17)	(1.65)	(2.95)	(0.70)	—

(3.17)	(1.65)	(3.03)	(0.76)	—

$24.41	$26.37	$22.99	$26.84	$25.66

4.89%	23.66%	(3.48% )	7.63%	16.80%

$122,621	$148,867	$200,191	$412,893	$351,388
1.12%	1.06%	1.05%	1.05%	1.06%
(0.31% )	(0.31% )	(0.06% )	0.26%	0.26%
39%	43%	22%	40%	25%

21

Financial highlights
Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions
Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$23.25	$20.60	$24.46	$23.56	$20.33

(0.23)	(0.22)	(0.17)	(0.12)	(0.11)
1.12	4.52	(0.74)	1.72	3.34

0.89	4.30	(0.91)	1.60	3.23

(3.17)	(1.65)	(2.95)	(0.70)	—

(3.17)	(1.65)	(2.95)	(0.70)	—

$20.97	$23.25	$20.60	$24.46	$23.56

4.08%	22.80%	(4.24% )	6.86%	15.89%

$45,629	$64,233	$80,537	$106,775	$90,104
1.87%	1.81%	1.80%	1.80%	1.81%
(1.06% )	(1.06% )	(0.81% )	(0.49% )	(0.49%	)
39%	43%	22%	40%	25%

23

Financial highlights
Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	The amount is less than $0.005 per share.

[3]	Total investment return is based on the change in a net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$25.41	$22.26	$26.08	$24.96	$21.43

(0.13)	(0.13)	(0.07)	— [2]	—	[2]
1.23	4.93	(0.79)	1.82	3.53

1.10	4.80	(0.86)	1.82	3.53

—	—	(0.01)	—	—
(3.17)	(1.65)	(2.95)	(0.70)	—

(3.17)	(1.65)	(2.96)	(0.70)	—

$23.34	$25.41	$22.26	$26.08	$24.96

4.62%	23.39%	(3.72% )	7.36%	16.47%

$12,904	$17,200	$21,358	$27,920	$27,053
1.37%	1.31%	1.30%	1.30%	1.31%
(0.56% )	(0.56% )	(0.31% )	0.01%	0.01%
39%	43%	22%	40%	25%

25

Financial highlights
Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in a net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$28.46	$24.66	$28.57	$27.26	$23.31

(0.01)	(0.02)	0.05	0.14	0.13
1.39	5.51	(0.87)	1.99	3.84

1.38	5.49	(0.82)	2.13	3.97

(0.01)	(0.04)	(0.14)	(0.12)	(0.02)
(3.17)	(1.65)	(2.95)	(0.70)	—

(3.18)	(1.69)	(3.09)	(0.82)	(0.02)

$26.66	$28.46	$24.66	$28.57	$27.26

5.15%	24.00%	(3.24% )	7.90%	17.04%

$2,502,062	$2,780,191	$2,536,591	$3,253,926	$2,983,439
0.87%	0.81%	0.80%	0.80%	0.81%
(0.06% )	(0.06% )	0.19%	0.51%	0.51%
39%	43%	22%	40%	25%

27

Financial highlights
Delaware U.S. Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in a net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended		5/2/16[1] to
10/31/18	10/31/17	10/31/16
$28.50	$24.68	$23.75

0.05	0.02	0.04
1.38	5.52	0.89

1.43	5.54	0.93

(0.04)	(0.07)	—
(3.17)	(1.65)	—

(3.21)	(1.72)	—

$26.72	$28.50	$24.68

5.36%	24.19%	3.92%

$2,376	$2,053	$2
0.65%	0.67%	0.66%
0.16%	0.08%	0.34%
39%	43%	22%	[4]

29

Notes to financial statements
Delaware U.S. Growth Fund	October 31, 2018

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through

30

the year ended Oct. 31, 2018 and for all open tax years (years ended Oct. 31, 2015–Oct. 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Oct. 31, 2018, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2018, and matured on the next business day.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

31

Notes to financial statements
Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2018, the Fund earned $783 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2018, the Fund earned $1,134 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Fund. For these services, DMC, not the Fund, pays JSP fees based on the aggregate average daily net assets of the Fund at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. For the year ended Oct. 31, 2018, the Fund was charged $117,298 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Nov. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net

32

assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2018, the Fund was charged $489,233 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2018, the Fund was charged $83,518 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2018, DDLP earned $19,479 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2018, DDLP received gross CDSC commissions of $15 and $1,408 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Oct. 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,147,849,797
Sales	1,678,759,729

The tax cost of investments includes adjustment to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustment, but approximate the tax basis unrealized gains and

33

Notes to financial statements
Delaware U.S. Growth Fund

3. Investments (continued)

losses that may be realized and distributed to shareholders. At Oct. 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$2,280,478,613

Aggregate unrealized appreciation of investments	$524,331,605
Aggregate unrealized depreciation of investments	(130,682,452)

Net unrealized appreciation of investments	$393,649,153

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

34

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2018:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$2,626,216,319	$—	$2,626,216,319
Short-Term Investments	—	47,911,447	47,911,447

Total Value of Securities	$2,626,216,319	$47,911,447	$2,674,127,766

During the year ended Oct. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on the fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Oct. 31, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2018 and 2017 was as follows:

	Year ended
	10/31/18	10/31/17
Ordinary income	$15,424,552	$4,321,177
Long-term capital gain	321,187,465	186,118,857

Total	$336,612,017	$190,440,034

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,879,223,508
Undistributed ordinary income	24,678,317
Undistributed long-term capital gains	388,040,891
Unrealized appreciation of investments	393,649,153

Net assets	$2,685,591,869

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

35

Notes to financial statements
Delaware U.S. Growth Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/18	10/31/17
Shares sold:
Class A	774,742	881,320
Class C	169,160	207,085
Class R	120,758	154,240
Institutional Class	19,386,545	42,865,417
Class R6	31,361	690,451

Shares issued upon reinvestment of dividends and distributions:
Class A	704,320	583,924
Class C	404,408	316,889
Class R	92,699	77,294
Institutional Class	11,815,683	7,352,825
Class R6	8,844	403

	33,508,520	53,129,848

Shares redeemed:
Class A	(2,100,752)	(4,529,928)
Class C	(1,160,789)	(1,670,030)
Class R	(337,554)	(514,122)
Institutional Class	(35,037,870)	(55,398,802)
Class R6	(23,328)	(618,904)

	(38,660,293)	(62,731,786)

Net decrease	(5,151,773)	(9,601,938)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended Oct. 31, 2018 and 2017, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	R6 Class Shares	Value
Year ended 10/31/18	4,809	91,565	614	68,907	13,612	613	$2,171,576
Year ended 10/31/17	549,079	4,423	212	4,029	509,937	—	12,244,531

36

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $130,000,000 revolving line of credit. The revolving line of credit was reduced from $155,000,000 on Sept. 6, 2018. The line of credit was to be used as described above and operated in substantially the same manner as the original agreement. The line of credit available under the agreement expired on Nov. 5, 2018.

The Fund had no amounts outstanding as of Oct. 31, 2018 or at any time during the year then ended.

8. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of Oct. 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 5,583,369	$ (5,583,369)	$—	$ (5,583,369)	$—
Bank of Montreal	15,354,264	(15,354,264)	—	(15,354,264)	—
BNP Paribas	19,715,434	(19,715,434)	—	(19,715,434)	—

Total	$40,653,067	$(40,653,067)	$—	$(40,653,067)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Oct. 31, 2018.

(b)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

37

Notes to financial statements
Delaware U.S. Growth Fund

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those

38

circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2018, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2018, there were no Rule 144A securities held by the Fund. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

39

Notes to financial statements
Delaware U.S. Growth Fund

12. Recent Accounting Pronouncements (continued)

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes” in net assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

13. Subsequent Events

On Nov. 5, 2018, the Fund, along with the other Participants, entered into an amendment to the agreement for a $190,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The revolving line of credit available was increased from $190,000,000 to $220,000,000 on Nov. 29, 2018. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 4, 2019.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2018, that would require recognition or disclosure in the Fund’s financial statements.

40

Report of independent registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds and Shareholders of Delaware U.S. Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware U.S. Growth Fund (one of the series constituting Delaware Group® Adviser Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Fund information (Unaudited)
Delaware U.S. Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2018, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	95.42%
(B) Ordinary Income Distributions (Tax Basis)*	4.58%
Total Distributions.	100.00%
(C) Qualified Dividends[1]	84.39%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

* For the fiscal year ended Oct. 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 98.51%. Complete information will be compiled and reported in conjunction with your 2018 Form 1099-DIV.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of sub-advisory agreements for Delaware U.S. Growth Fund at a meeting held May 16-17, 2018

At a meeting held on May 16-17, 2018, the Board of Trustees of Delaware Group® Adviser Funds, including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware U.S. Growth Fund (“DMC” or “Management”) and each of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) for Delaware U.S. Growth Fund (the “Fund”). MIMGL and MFMHK may also be referenced as “sub-advisor(s)” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMGL and MFMHK, including their personnel, operations, and financial condition, which had been provided by MIMGL and MFMHK, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMGL and MFMHK; information concerning MIMGL’s and MFMHK’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s and MFMHK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL and MFMHK; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in

42

connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, extent, and quality of services that MIMGL and MFMHK each would provide as a sub-advisor to the Fund. The Trustees considered the investment process to be employed by MIMGL and MFMHK in connection with DMC’s collaboration with MIMGL and MFMHK in managing the Fund, and the qualifications and experience of MIMGL and MFMHK’s equity teams with regard to implementing the Fund’s investment mandates. The Board considered MIMGL and MFMHK’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMGL and MFMHK, and Management’s favorable assessment as to the nature, extent, and quality of the sub-advisory services expected to be provided by MIMGL and MFMHK to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, extent, and quality of the sub-advisory services to be provided by MIMGL and MFMHK, as well as MIMGL and MFMHK’s ability to render such services based on their experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies. In discussing the nature of the services proposed to be provided by the sub-advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to the additional quantitative investment resources and related technology support of MIMGL and MFMHK.

Sub-advisory fees. The Board considered that DMC would not pay MIMGL and MFMHK fees in conjunction with the services that would be rendered to the sub-advised Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the advisor and sub-advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMGL and MFMHK would provide trade execution support, but that DMC’s portfolio managers for the Fund would retain portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

43

Other Fund information (Unaudited)
Delaware U.S. Growth Fund

Board consideration of advisory and sub-advisory agreements for Delaware U.S. Growth Fund at a meeting held August 15-16, 2018

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement for Delaware U.S. Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and Sub-Advisory Agreement with Jackson Square Partners, LLC (“JSP”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s or JSP’s, as applicable, policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders

44

(a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by JSP to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies; and restrictions for the Fund; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Board noted that the Fund’s performance was not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by

45

Other Fund information (Unaudited)
Delaware U.S. Growth Fund

Board consideration of advisory and sub-advisory agreements for Delaware U.S. Growth Fund at a meeting held August 15-16, 2018 (continued)

the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Fund and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is

46

reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

47

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee

Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015
President and Chief Executive Officer since August 2015

Independent Trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005
Chair since March 2015

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

[1]	Shawn K. Lytle is considered to be an “Interested Trustee ” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie Investment Management[3] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Private Investor (March 2004–Present)	59	None
Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016–Present) Director — Santander Bank, N.A. (December 2016–Present)
Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103 May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director; Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	59	None
(2004–Present)
Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director —
Carrizo Oil & Gas, Inc.
Executive Advisor to Dean		(March 2018–Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

51

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman (2010–April 2013) — PNC Financial Services Group	59	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. (December 2013–Present)

		Director —
		HSBC Bank USA, Inc. (July 2014–March 2017)
Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	59	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

53

About the organization

Board of trustees
Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

54

Alternative / specialty mutual fund

Delaware Global Real Estate Opportunities Fund

October 31, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Global Real Estate Opportunities Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P.

(DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Global Real Estate Opportunities Fund	November 13, 2018

Performance preview (for the year ended October 31, 2018)
Delaware Global Real Estate Opportunities Fund (Institutional Class shares)	1-year return	+0.48%
Delaware Global Real Estate Opportunities Fund (Class A shares)	1-year return	+0.33%
FTSE EPRA/NAREIT Developed Index (benchmark)	1-year return	+1.23%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Real Estate Opportunities Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Index, returned +1.23% for the Fund’s fiscal year ended Oct. 31, 2018. Two notable concerns affected global financial markets during the period: the tightening of financial conditions by central banks and the potential for trade wars to weigh on global growth and increase geopolitical tension.

In the United States, the Federal Reserve continued to raise its target short-term interest rate. During the fiscal year, the Fed raised the federal funds rate by a quarter percentage point on four separate occasions. In Europe, the European Central Bank began to slowly withdraw its stimulus by tapering asset purchases and started to discuss potentially raising interest rates in 2019.

Within real estate, a wide gap has emerged between public and private real estate market valuations. Private markets continued to raise record amounts of capital for direct investment in real estate, while public (listed) markets continued to trade at a discount. The retail sector has felt the most pressure, although certain markets have started to rebound based on stronger fundamentals and greater access to the capital markets. This rebound has been most apparent in the US, where buyers and sellers have been more realistic about prices, in our view, and retail companies have adjusted to the changing

•	Global real estate securities had muted returns for the fiscal year on concerns of central bank monetary tightening and the possible impact of trade wars on global growth.

•	A wide gap emerged between public and private real estate market valuations. Private markets continued to raise record amounts of capital for direct investment in real estate, while public (listed) markets continued to trade at a discount.

•	Meanwhile, industrial real estate was highly sought after, based on changing global supply chains driven by ecommerce growth.

1

Portfolio management review
Delaware Global Real Estate Opportunities Fund

landscape. In Europe, however, there still appears to be a wide spread between buyer and seller expectations. Thus, we believe European retail real estate has entered a difficult period, similar to what the US experienced roughly 18 months ago. This resulted in a rebound in retail real estate stocks in the US but a continued disconnect in other areas of the world.

Meanwhile, industrial real estate continued to be highly sought after, as buyers looked to take advantage of changing global supply chains driven by ecommerce growth.

Within the Fund

For the fiscal year ended Oct. 31, 2018, Delaware Global Real Estate Opportunities Fund Institutional Class shares returned +0.48%. The Fund’s Class A shares returned +0.33% at net asset value and -5.39% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned +1.23%. Complete annualized performance for Delaware Global Real Estate Opportunities Fund is shown in the table on page 4.

Individual contributors and detractors

Relative to the FTSE EPRA/NAREIT Developed Index, several notable individual performance challenges came in the US, where more than 60% of the Fund’s investments were focused as of fiscal year end.

In the healthcare area, the Fund’s large out-of-index position in Brookdale Senior Living Inc., an operator of senior care facilities, was especially detrimental. For the fiscal year, the company’s shares returned -11%, as an oversupply of senior housing facilities continued to hamper the group. At its current share price as of period end, we think Brookdale’s stock offers the most potential of any holding in the Fund. In our opinion, Brookdale’s shares are trading dramatically below the value of the real estate it owns.

Also detracting in the healthcare sector was HCP Inc., as our untimely sale of its shares held back Fund performance. Specifically, we owned shares of this benchmark component for most of the fiscal period but sold the Fund’s position in early October 2018, thus missing out on subsequent gains. Partially offsetting that impact, however, was the positive effect of owning another healthcare property stock, Welltower Inc. Other notable US detractors included Equinix Inc., a data center real estate investment trust (REIT), and SBA Communications Corp., an owner of wireless communications towers. We exited the SBA Communications position during the fiscal year.

On the positive side, the Fund benefited from not owning weak-performing benchmark component Brookfield Property REIT, which declined more than 60% during the period. The Fund’s overweight in STORE Capital Corp., a strong-performing triple-net REIT (meaning its tenants are responsible for paying ongoing expenses, such as real estate taxes and insurance), also added value. The company benefited from its ready access to attractively priced capital, which enabled it to add to its external growth. That said, the Fund’s underweight in another triple-net REIT, Realty Income Corp., detracted from results in light of the stock’s healthy gain. The Fund did not hold Realty Income for most of the period.

Outside the US, Japanese real estate developer Mitsui Fudosan Co. Ltd. (-0.9%) detracted from Fund performance. We were overweight in this lagging stock. Meanwhile, the Fund benefited from a position in Canadian apartment owner Killam Apartment Real Estate Investment Trust, which continued to surprise investors with stronger-than-expected rental growth. Spain’s Inmobiliaria Colonial Socimi S.A., a diversified property owner that benefited from a bounce-back in the Spanish economy and favorable supply and demand fundamentals, also added value as did

2

Westfield Corp., an Australian mall owner that was acquired for a premium valuation by Unibail-Rodamco SE, an underperforming French firm that the Fund further benefited from not owning for most of the fiscal year.

The Fund utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Seeking opportunities for growth

Our management strategy remained consistent, as it does regardless of the underlying economic or market conditions in which we operate. We prioritize those areas of the REIT market that, in our opinion, have the potential to benefit from a strong fundamental backdrop for commercial real estate, and that offer what we see as attractively valued securities available for investment. We also regularly emphasize companies with the opportunity to continue to grow their cash flow and prudently raise capital.

Throughout the fiscal year, our management approach focused on REIT investments in those market areas that have demonstrated stable to accelerating internal growth. We simultaneously avoided companies experiencing dilution from equity sales or a slowdown in internal growth. We also selectively sought individual value opportunities, even as value investing has become more difficult in the current real estate environment of higher interest rates and capital costs. Following our investment approach, we pursued more opportunities in the US and Japan and found Europe and Australia less attractive, aside from certain individual investments.

The commercial real estate sector has been under pressure globally, driven primarily by concern over rising interest rates. The retail sector continued to be challenged, with ecommerce taking market share from traditional brick-and-mortar business. We believe these are valid concerns. However, the selloff in publicly traded real estate securities has created one of the larger disconnects between public and private market pricing in years. Across most property types, we see significant discounts between the former and the latter. We believe the pickup in privatization and mergers during the fiscal year supports our view that real estate securities are oversold and offer a compelling investment opportunity.

As of fiscal year end, we continue to see the US as offering the most attractive trade-off between risk and reward, reflected in the Fund’s large overweight allocation to this market throughout the fiscal year. We also see potential in certain areas of Canada, such as rental housing, and view select opportunities in Europe, notably Ireland, as favorable.

Overall, however, we remain cautious about Europe, as we believe that limited capitalization rate compression and weak rental growth could put downward pressure on valuations. In emerging markets, we are concerned about the risks associated with a rising dollar and potential trade wars – a situation that helps explain the Fund’s underweighting in Hong Kong.

Meanwhile, we continue to see Japan as posing challenges to investors. In this market, we are selective about certain areas experiencing rental growth, such as the Tokyo office sector.

3

Performance summary
Delaware Global Real Estate Opportunities Fund	October 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2018
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 10, 2007)
Excluding sales charge	+0.33%	+4.16%	+8.80%	+2.01%
Including sales charge	-5.39%	+2.92%	+8.16%	+1.50%
Class C (Est. Sept. 28, 2012)
Excluding sales charge	-0.34%	+3.40%	n/a	+5.04%
Including sales charge	-1.33%	+3.40%	n/a	+5.04%
Class R (Est. Sept. 28, 2012)
Excluding sales charge	+0.04%*	+3.92%	n/a	+5.56%
Including sales charge	+0.04%*	+3.92%	n/a	+5.56%
Institutional Class (Est. Jan. 10, 2007)
Excluding sales charge	+0.48%	+4.40%	+9.05%	+2.25%
Including sales charge	+0.48%	+4.40%	+9.05%	+2.25%
FTSE EPRA/NAREIT Developed Index	+1.23%	+4.96%	+10.02%	+2.17%**

*Total returns for the report period presented in the table differ from the returns in the “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average

4

daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

“Non-diversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.15% of the Fund’s average daily net assets during the period from Nov. 1, 2017 to Oct. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.71%	2.46%	1.96%	1.46%
Net expenses (including fee waivers, if any)	1.40%	2.15%	1.65%	1.15%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Nov. 1, 2017 through Feb. 28, 2019.

5

Performance summary
Delaware Global Real Estate Opportunities Fund

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2008 through Oct. 31, 2018

For the period beginning Oct. 31, 2008 through Oct. 31, 2018	Starting value	Ending value
FTSE EPRA/NAREIT Developed Index	$10,000	$25,985

Delaware Global Real Estate Opportunities Fund — Institutional Class shares	$10,000	$23,776

Delaware Global Real Estate Opportunities Fund — Class A shares	$9,425	$21,906

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the FTSE EPRA/NAREIT Developed Index as of Oct. 31, 2008. The FTSE EPRA/NAREIT Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DGRPX	245917653
Class C	DLPCX	245917646
Class R	DLPRX	245917638
Institutional Class	DGROX	245917620

7

Disclosure of Fund expenses
For the six-month period from May 1, 2018 to October 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2018 to Oct. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Global Real Estate Opportunities Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratio	Expenses Paid During Period 5/1/18 to 10/31/18*

Actual Fund return†
Class A	$1,000.00	$ 995.80	1.40%	$ 7.04
Class C	1,000.00	992.90	2.15%	10.80
Class R	1,000.00	995.70	1.65%	8.30
Institutional Class	1,000.00	997.30	1.15%	5.79

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.40%	$ 7.12
Class C	1,000.00	1,014.37	2.15%	10.92
Class R	1,000.00	1,016.89	1.65%	8.39
Institutional Class	1,000.00	1,019.41	1.15%	5.85

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / country and sector allocations
Delaware Global Real Estate Opportunities Fund	As of October 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	98.45%
Australia	2.90%
Canada	2.76%
China/Hong Kong	6.03%
France	0.58%
Germany	5.04%
Ireland	1.38%
Japan	10.51%
Singapore	1.39%
Spain	0.73%
Sweden	0.59%
United Kingdom	4.75%
United States	61.79%
Short-Term Investments	2.11%
Total Value of Securities	100.56%
Liabilities Net of Receivables and Other Assets	(0.56%)
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Diversified REITs	9.61%
Healthcare	5.46%
Healthcare REITs	6.68%
Hotel REITs	4.19%
Industrial REITs	5.34%
Information Technology REITs	2.68%
Mall REITs	4.99%
Manufactured Housing REITs	3.31%
Multifamily REITs	21.19%
Office REITs	12.23%
Office/Diversified REITs	1.38%
Office/Industrial REIT	1.56%
Real Estate Operating Companies/Developer	3.75%
Retail REITs	3.31%
Self-Storage REITs	1.84%
Shopping Center REITs	3.35%
Single Tenant REITs	4.16%
Specialty REITs	3.42%
Total	98.45%

10

Schedule of investments
Delaware Global Real Estate Opportunities Fund	October 31, 2018

	Number of shares	Value (US $)
Common Stock – 98.45%Δ
Australia – 2.90%
Dexus	86,552	$625,366
Goodman Group	81,334	597,760
GPT Group-In Specie =†	1,377,200	0

		1,223,126

Canada – 2.76%
Killam Apartment Real Estate Investment Trust	79,700	978,958
RioCan Real Estate Investment Trust	10,100	184,132

		1,163,090

China/Hong Kong – 6.03%
CK Asset Holdings	90,000	585,697
Hongkong Land Holdings	77,809	460,782
Link REIT	136,500	1,213,089
Wharf Real Estate Investment	46,000	285,850

		2,545,418

France – 0.58%
Gecina	1,671	245,074

		245,074

Germany – 5.04%
ADO Properties 144A #	2,434	143,561
Aroundtown	94,254	781,047
Deutsche Wohnen	26,319	1,203,836

		2,128,444

Ireland – 1.38%
Green REIT	352,727	582,495

		582,495

Japan – 10.51%
Daiwa Office Investment	144	879,516
Japan Prime Realty Investment	48	171,272
Japan Rental Housing Investments	936	734,629
Kenedix Office Investment	99	613,497
Mitsui Fudosan	38,500	867,107
Sumitomo Realty & Development	20,800	714,690
United Urban Investment	298	453,037

		4,433,748

Singapore – 1.39%
CapitaLand	74,100	168,317
Mapletree Commercial Trust	361,001	419,766

		588,083

Spain – 0.73%
Inmobiliaria Colonial Socimi	30,575	306,989

		306,989

11

Schedule of investments
Delaware Global Real Estate Opportunities Fund

	Number of shares	Value (US $)
Common StockΔ (continued)
Sweden – 0.59%
Fabege	19,410	$247,854

		247,854

United Kingdom – 4.75%
Assura	569,660	380,490
Grainger	102,095	352,719
Great Portland Estates	61,780	549,696
Tritax EuroBox 144A #†	336,797	429,157
UNITE Group	26,709	290,813

		2,002,875

United States – 61.79%
American Tower	3,308	515,420
Americold Realty Trust	8,903	220,349
Apartment Investment & Management Class A	17,435	750,402
AvalonBay Communities	5,748	1,008,084
Boston Properties	4,768	575,784
Brookdale Senior Living †	258,026	2,304,172
Camden Property Trust	10,209	921,566
Columbia Property Trust	34,055	764,535
CubeSmart	12,737	369,118
Cushman & Wakefield †	26,958	438,337
Digital Realty Trust	2,843	293,568
Duke Realty	23,888	658,592
Equinix	855	323,823
Equity LifeStyle Properties	5,931	561,606
Equity Residential	19,828	1,288,027
Essex Property Trust	817	204,887
Extra Space Storage	4,531	408,062
Host Hotels & Resorts	19,422	371,154
Invitation Homes	26,318	575,838
Kimco Realty	23,238	373,899
Liberty Property Trust	9,817	411,038
Macerich	1,683	86,876
MGM Growth Properties Class A	13,129	371,419
National Retail Properties	15,077	704,850
Omega Healthcare Investors	14,585	486,410
Park Hotels & Resorts	24,430	710,180
Prologis	12,534	808,067
Regency Centers	12,413	786,488
Rexford Industrial Realty	19,744	625,292
RLJ Lodging Trust	16,157	314,092
Sabra Health Care REIT	15,250	330,164

12

	Number of shares	Value (US $)
Common StockΔ (continued)

United States (continued)
Simon Property Group	10,993	$2,017,435
SITE Centers	20,198	251,061
SL Green Realty	4,882	445,531
STORE Capital	36,124	1,048,680
Sun Communities	8,320	835,910
UDR	20,881	818,326
Ventas	4,832	280,449
Vornado Realty Trust	6,918	470,977
Welltower	20,319	1,342,476

		26,072,944

Total Common Stock (cost $41,450,866)		41,540,140

	Principal amount°
Short-Term Investments – 2.11%

Discount Note – 0.32%≠
Federal Home Loan Bank 2.00% 11/1/18	134,832	134,832

		134,832

Repurchase Agreements – 1.79%
Bank of America Merrill Lynch 2.12%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price $103,723 (collateralized by US government obligations 0.00% 5/15/19–8/15/31; market value $105,792)	103,717	103,717
Bank of Montreal 2.10%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price $285,239 (collateralized by US government obligations 0.00%–3.75% 11/1/18–2/15/47; market value $290,927)	285,223	285,223
BNP Paribas 2.17%, dated 10/31/18, to be repurchased on 11/1/18, repurchase price $366,258 (collateralized by US government obligations 0.00%–8.00% 2/28/19–8/15/46; market value $373,561)	366,236	366,236

		755,176

Total Short-Term Investments (cost $890,008)		890,008

Total Value of Securities – 100.56% (cost $42,340,874)		$42,430,148

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2018, the aggregate value of Rule 144A securities was $572,718, which represents 1.36% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

13

Schedule of investments
Delaware Global Real Estate Opportunities Fund

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 10 in “Security type / country and sector allocations.”

†	Non-income producing security.

The following foreign currency exchange contracts were outstanding at Oct. 31, 2018:1

Foreign Currency Exchange Contracts

	Contracts to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	AUD	40,495	USD	(28,761)	11/1/18	$—	$(85)
BNYM	EUR	(30,006)	USD	34,060	11/1/18	71	—
BNYM	EUR	(104,777)	USD	118,423	11/2/18	—	(271)
BNYM	GBP	(33,808)	USD	43,168	11/2/18	—	(49)
BNYM	HKD	400,647	USD	(51,060)	11/1/18	31	—
BNYM	HKD	(406,173)	USD	51,774	11/2/18	—	(24)
BNYM	JPY	11,296,329	USD	(100,179)	11/2/18	—	(54)
BNYM	JPY	(6,195,510)	USD	54,735	11/5/18	—	(191)
BNYM	SGD	18,929	USD	(13,674)	11/2/18	—	(8)

Total Foreign Currency Exchange Contracts						$102	$(682)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.

Summary of abbreviations:
AUD – Australian Dollar
BNYM – BNY Mellon
EUR – European Monetary Unit
GBP – British Pound Sterling
HKD – Hong Kong Dollar
JPY – Japanese Yen
REIT – Real Estate Investment Trust
SGD – Singapore Dollar
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

14

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Statement of assets and liabilities
Delaware Global Real Estate Opportunities Fund	October 31, 2018

Assets:
Investments, at value[1]	$42,430,148
Cash	11,287
Foreign currencies, at value[2]	6,950
Receivable for securities sold	547,322
Dividends and interest receivable	61,043
Foreign tax reclaims receivable	51,640
Receivable for fund shares sold	26,110
Unrealized appreciation of foreign currency exchange contracts	102

Total assets	43,134,602

Liabilities:
Payable for securities purchased	523,983
Payable for fund shares redeemed	328,112
Investment management fees payable to affiliates	40,231
Other accrued expenses	24,486
Custody fees payable	12,393
Administration fees payable	8,528
Distribution fees payable to affiliates	2,344
Unrealized depreciation of foreign currency exchange contracts	682
Accounting and administration expenses payable to affiliates	477
Dividend disbursing and transfer agent fees and expenses payable to affiliates	360
Trustees’ fees and expenses payable	104
Legal fees payable to affiliates	67
Reports and statements to shareholders expenses payable to affiliates	34

Total liabilities	941,801

Total Net Assets	$42,192,801

Net Assets Consist of:
Paid-in capital	$44,782,241
Total distributable earnings (loss)	(2,589,440)

Total Net Assets	$42,192,801

16

Net Asset Value
Class A:
Net assets	$3,759,153
Shares of beneficial interest outstanding, unlimited authorization, no par	515,487
Net asset value per share	$7.29
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 — sales charge)	$7.73

Class C:
Net assets	$1,664,289
Shares of beneficial interest outstanding, unlimited authorization, no par	228,426
Net asset value per share	$7.29

Class R:
Net assets	$73,792
Shares of beneficial interest outstanding, unlimited authorization, no par	10,124
Net asset value per share	$7.29

Institutional Class:
Net assets	$36,695,567
Shares of beneficial interest outstanding, unlimited authorization, no par	5,037,984
Net asset value per share	$7.28

[1]Investments, at cost	$42,340,874
[2]Foreign currencies, at cost	7,535

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware Global Real Estate Opportunities Fund	Year ended October 31, 2018

Investment Income:
Dividends	$1,547,046
Interest	20,243
Foreign tax withheld	(43,772)

1,523,517

Expenses:
Management fees	498,598
Distribution expenses — Class A	13,855
Distribution expenses — Class C	21,245
Distribution expenses — Class R	571
Registration fees	63,093
Dividend disbursing and transfer agent fees and expenses	54,171
Audit and tax fees	42,493
Accounting and administration expenses	41,300
Custodian fees	32,560
Reports and statements to shareholders expenses	27,498
Legal fees	2,893
Trustee’s fees and expenses	2,404
Other	18,451

819,132

Less expense waived	(202,918)
Less expenses paid indirectly	(152)

Total operating expenses	616,062

Net Investment Income	907,455

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(228,405)
Foreign currencies	(26,003)
Foreign currency exchange contracts	10,683

Net realized loss	(243,725)

Net change in unrealized appreciation (depreciation) of:
Investments	(251,442)
Foreign currencies	(1,110)
Foreign currency exchange contracts	(401)

Net change in unrealized appreciation (depreciation)	(252,953)

Net Realized and Unrealized Loss	(496,678)

Net Increase in Net Assets Resulting from Operations	$410,777

See accompanying notes, which are an integral part of the financial statements.

18

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Statements of changes in net assets
Delaware Global Real Estate Opportunities Fund

	Year ended
	10/31/18	10/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$907,455	$923,260
Net realized loss	(243,725)	(119,736)
Net change in unrealized appreciation (depreciation)	(252,953)	2,442,774

Net increase in net assets resulting from operations	410,777	3,246,298

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(130,965)	(565,264)
Class C	(33,648)	(51,576)
Class R	(2,355)	(4,563)
Institutional Class	(1,137,174)	(1,200,930)

	(1,304,142)	(1,822,333)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,441,213	2,914,901
Class C	203,347	398,458
Class R	30,695	32,278
Institutional Class	17,029,982	46,334,816

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	125,479	542,235
Class C	32,999	49,206
Class R	2,355	4,563
Institutional Class	1,005,015	916,836

	19,871,085	51,193,293

Cost of shares redeemed:
Class A	(4,402,778)	(25,368,284)
Class C	(1,002,489)	(867,806)
Class R	(94,030)	(103,222)
Institutional Class	(30,797,364)	(33,470,957)

	(36,296,661)	(59,810,269)

Decrease in net assets derived from capital share transactions	(16,425,576)	(8,616,976)

Net Decrease in Net Assets	(17,318,941)	(7,193,011)

20

	Year ended
	10/31/18	10/31/17
Net Assets:
Beginning of year	$59,511,742	$66,704,753

End of year[1]	$42,192,801	$59,511,742

[1]

Net Assets – End of year includes undistributed net investment income of $185,040 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*	Effective Oct. 31, 2018, the Fund has adopted amendments to Regulation S-X. For the year ended Oct. 31, 2017, the dividends and distributions to shareholders were as follows:

				Institutional
	Class A	Class C	Class R	Class
Dividends from net investment income	$(565,264)	$(51,576)	$(4,563)	$(1,200,930)

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware Global Real Estate Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

		Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$7.44	$7.31	$7.22	$7.20	$6.65

0.12	0.09	0.07	0.08	0.12
(0.09)	0.24	0.09	0.07	0.64

0.03	0.33	0.16	0.15	0.76

(0.18)	(0.20)	(0.07)	(0.13)	(0.21)

(0.18)	(0.20)	(0.07)	(0.13)	(0.21)

$7.29	$7.44	$7.31	$7.22	$7.20

0.33%	4.69%	2.20%	2.16%	11.80%

$3,759	$6,654	$28,247	$8,481	$6,571
1.40%	1.40%	1.40%	1.41%	1.40%
1.80%	1.71%	1.72%	1.73%	1.78%
1.62%	1.28%	0.98%	1.07%	1.72%
1.22%	0.97%	0.66%	0.75%	1.34%
187%	217%	193%	116%	107%

23

Financial highlights
Delaware Global Real Estate Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

		Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$7.43	$7.28	$7.21	$7.19	$6.64

0.07	0.04	0.02	0.02	0.07
(0.09)	0.25	0.07	0.08	0.63

(0.02)	0.29	0.09	0.10	0.70

(0.12)	(0.14)	(0.02)	(0.08)	(0.15)

(0.12)	(0.14)	(0.02)	(0.08)	(0.15)

$7.29	$7.43	$7.28	$7.21	$7.19

(0.34% )	4.05%	1.24%	1.41%	11.06%

$1,664	$2,469	$2,838	$2,850	$2,119
2.15%	2.15%	2.15%	2.16%	2.15%
2.55%	2.46%	2.47%	2.48%	2.53%
0.87%	0.53%	0.23%	0.32%	0.97%
0.47%	0.22%	(0.09% )	0.00%	0.59%
187%	217%	193%	116%	107%

25

Financial highlights
Delaware Global Real Estate Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

		Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$7.43	$7.30	$7.22	$7.19	$6.64

0.10	0.08	0.05	0.06	0.10
(0.08)	0.23	0.08	0.09	0.64

0.02	0.31	0.13	0.15	0.74

(0.16)	(0.18)	(0.05)	(0.12)	(0.19)

(0.16)	(0.18)	(0.05)	(0.12)	(0.19)

$7.29	$7.43	$7.30	$7.22	$7.19

0.17%	4.42%	1.84%	2.03%	11.48%

$74	$138	$201	$286	$121
1.65%	1.65%	1.65%	1.66%	1.65%
2.05%	1.96%	1.97%	1.98%	2.03%
1.37%	1.03%	0.73%	0.82%	1.47%
0.97%	0.72%	0.41%	0.50%	1.09%
187%	217%	193%	116%	107%

27

Financial highlights
Delaware Global Real Estate Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

		Year ended
10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
$7.44	$7.30	$7.22	$7.19	$6.65

0.14	0.11	0.09	0.10	0.13
(0.10)	0.25	0.08	0.08	0.63

0.04	0.36	0.17	0.18	0.76

(0.20)	(0.22)	(0.09)	(0.15)	(0.22)

(0.20)	(0.22)	(0.09)	(0.15)	(0.22)

$7.28	$7.44	$7.30	$7.22	$7.19

0.48%	5.11%	2.32%	2.55%	11.93%

$36,696	$50,251	$35,419	$26,182	$44,999
1.15%	1.15%	1.15%	1.16%	1.15%
1.55%	1.46%	1.47%	1.48%	1.53%
1.87%	1.53%	1.23%	1.32%	1.97%
1.47%	1.22%	0.91%	1.00%	1.59%
187%	217%	193%	116%	107%

29

Notes to financial statements
Delaware Global Real Estate Opportunities Fund	October 31, 2018

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Global Real Estate Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, which will be incurred if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return through a combination of current income and capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such

30

a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Oct. 31, 2018 and for all open tax years (years ended Oct. 31, 2015–Oct. 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Oct. 31, 2018, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2018, and matured on the next business day.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

31

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2018, the Fund earned $27 under this agreement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2018, the Fund earned $125 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.99% on

32

the first $100 million of the average daily net assets of the Fund, 0.90% on the next $150 million, and 0.80% on average daily net assets in excess of $250 million.

DMC has contractually agreed to waive all or a portion, if any, of its investment advisory fees and/or pay/reimburse the Fund to the extent necessary to limit annual operating expenses (excluding any distribution and service (12b-1) fees, acquired funds fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) do not exceed 1.15% of the Fund’s average daily net assets from Nov. 1, 2017 through Oct. 31, 2018.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. For the year ended Oct. 31, 2018, the Fund was charged $5,901 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Nov. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, each Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2018, the Fund was charged $8,361 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of

33

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2018, the Fund was charged $1,421 for internal legal, tax, and regulatory reporting services provided by DMC and/ or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2018, DDLP earned $1,050 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2018, DDLP received gross CDSC commissions of $236 on redemptions of the Fund’s Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

* The aggregate contractual waiver period covering this report is from Nov. 1, 2017 through Feb. 28, 2019.

3. Investments

For the year ended Oct. 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$92,082,896
Sales	104,481,851

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Oct. 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$44,361,275

Aggregate unrealized appreciation of investments and derivatives	$1,303,000
Aggregate unrealized depreciation of investments and derivatives	(3,234,707)

Net unrealized depreciation of investments and derivatives	$(1,931,707)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the

34

asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

35

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2018:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Australia	$—	$1,223,126	$—	$1,223,126
Canada	1,163,090	—	—	1,163,090
China/Hong Kong	—	2,545,418	—	2,545,418
France	—	245,074	—	245,074
Germany	—	2,128,444	—	2,128,444
Ireland	582,495	—	—	582,495
Japan	—	4,433,748	—	4,433,748
Singapore	—	588,083	—	588,083
Spain	—	306,989	—	306,989
Sweden	—	247,854	—	247,854
United Kingdom	429,157	1,573,718	—	2,002,875
United States	26,072,944	—	—	26,072,944
Short-Term Investments	—	890,008	—	890,008

Total Value of Securities	$28,247,686	$14,182,462	$—	$42,430,148

Derivatives:*
Assets:
Foreign Currency Exchange Contracts	$—	$102	$—	$102
Liabilities:
Foreign Currency Exchange Contracts	$—	$(682)	$—	$(682)

The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

*Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended Oct. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing

36

exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2018 and 2017 was as follows:

	Year ended
	10/31/18	10/31/17
Ordinary income	$1,304,142	$1,822,333

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$44,782,241
Undistributed ordinary income*	240,717
Capital loss carryforwards	(898,450)
Unrealized depreciation of investments, foreign currencies, and derivatives	(1,931,707)

Net assets	$42,192,801

* The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2018, the Fund recorded the following reclassifications:

Total distributable earnings (loss)	$3,400,957
Paid in capital	(3,400,957)

37

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

5. Components of Net Assets on a Tax Basis (continued)

At Oct. 31, 2018, capital loss carryforwards available to offset future realized capital gains for the Fund were as follows:

Short-term	Long-term	Total
$—	$898,450	$898,450

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/18	10/31/17
Shares sold:
Class A	191,366	402,298
Class C	27,240	54,479
Class R	4,151	4,387
Institutional Class	2,272,981	6,313,652

Shares issued upon reinvestment of dividends and distributions:
Class A	16,800	76,948
Class C	4,408	6,915
Class R	315	642
Institutional Class	134,486	126,749

	2,651,747	6,986,070

Shares redeemed:
Class A	(586,819)	(3,451,670)
Class C	(135,496)	(118,676)
Class R	(12,834)	(14,054)
Institutional Class	(4,128,059)	(4,534,337)

	(4,863,208)	(8,118,737)

Net decrease	(2,211,461)	(1,132,667)

38

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and on the “Statements of changes in net assets.” For the years ended Oct. 31, 2018 and 2017, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Class A Shares	Value
10/31/18	—	1011	1,008	$7,599
10/31/17	522,232	449	522,728	3,802,129

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. The revolving line of credit was to be used as described above and operated in substantially the same manner as the original agreement. The line of credit available under the agreement expired on Nov. 5, 2018.

The Fund had no amounts outstanding as of Oct. 31, 2018, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although

39

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

8. Derivatives (continued)

foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Oct. 31, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended Oct. 31, 2018, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2018:

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	117,933	USD	161,028

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

40

At Oct. 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$102	$(682)	$(580)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(580)	$—	$—	$—	$—	$(580)

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of Oct. 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(b)	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$103,717	$(103,717)	$—	$(103,717)	$—
Bank of Montreal	285,223	(285,223)	—	(285,223)
BNP Paribas	366,236	(366,236)	—	(366,236)	—

Total	$755,176	$(755,176)	$—	$(755,176)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)The value of the related collateral received exceeded the value of the repurchase agreements as of Oct. 31, 2018.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral

41

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

10. Securities Lending (continued)

by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2018, the Fund had no securities out on loan.

42

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund is a nondiversified fund that concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers

43

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

13. Recent Accounting Pronouncements (continued)

between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

14. Subsequent Events

On Nov. 5, 2018, the Fund, along with the other Participants, entered into an amendment to the agreement for a $190,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The revolving line of credit available was increased from $190,000,000 to $220,000,000 on Nov. 29, 2018. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 4, 2019.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2018, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and Shareholders of Delaware Global Real Estate Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Global Real Estate Opportunities Fund (one of the series constituting Delaware Group® Adviser Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Fund information (Unaudited)
Delaware Global Real Estate Opportunities Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of the information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2018, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualifying Dividends[1]	5.98%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended Oct. 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 32.32%. Complete information will be compiled and reported in conjunction with your 2018 Form 1099-DIV.

Board consideration of sub-advisory agreements for Delaware Global Real Estate Opportunities Fund at a meeting held May 16-17, 2018

At a meeting held on May 16-17, 2018, the Board of Trustees of Delaware Group® Adviser Funds, including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and each of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) for Delaware Global Real Estate Opportunities Fund (the “Fund”). MIMGL and MFMHK may also be referenced as “sub-advisor(s)” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMGL and MFMHK, including their personnel, operations, and financial condition, which had been provided by MIMGL and MFMHK, respectively. The Board also reviewed material furnished by DMC, including: their memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMGL and MFMHK; information concerning MIMGL’s and MFMHK’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s and MFMHK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL and MFMHK; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in

46

advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, extent, and quality of services that MIMGL and MFMHK each would provide as a sub-advisor to the Fund. The Trustees considered the investment process to be employed by MIMGL and MFMHK in connection with DMC’s collaboration with MIMGL and MFMHK in managing the Fund, and the qualifications and experience of MIMGL and MFMHK’s equity teams with regard to implementing the Fund’s investment mandates. The Board considered MIMGL and MFMHK’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMGL and MFMHK, and Management’s favorable assessment as to the nature, extent, and quality of the sub-advisory services expected to be provided by MIMGL and MFMHK to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, extent, and quality of the sub-advisory services to be provided by MIMGL and MFMHK, as well as MIMGL and MFMHK’s ability to render such services based on their experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies. In discussing the nature of the services proposed to be provided by the sub-advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to the additional quantitative investment resources and related technology support of MIMGL and MFMHK.

Sub-advisory fees. The Board considered that DMC would not pay MIMGL and MFMHK fees in conjunction with the services that would be rendered to the sub-advised Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the advisor and sub-advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMGL and MFMHK would provide trade execution support, but that DMC’s portfolio managers for the Fund would retain portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

Board consideration of advisory agreement for Delaware Global Real Estate Opportunities Fund at a meeting held August 15-16, 2018

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment

47

Other Fund information (Unaudited)
Delaware Global Real Estate Opportunities Fund

Board consideration of advisory agreement for Delaware Global Real Estate Opportunities Fund at a meeting held August 15-16, 2018 (continued)

Advisory Agreement for Delaware Global Real Estate Opportunities Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders (a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to

48

combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

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Other Fund information (Unaudited)
Delaware Global Real Estate Opportunities Fund

Board consideration of advisory agreement for Delaware Global Real Estate Opportunities Fund at a meeting held August 15-16, 2018 (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract did not fall within the standardized fee pricing structure because the Fund was very similar to another existing product offered by DMC, and Management wanted consistency of the fee structure as between the two similar funds. In addition the Fund generally invests a significant portion of its assets in international (including emerging markets) securities, an asset category that requires more research and firm resources than is typically true for funds investing in domestic securities. Although, as of March 31, 2018, the Fund had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

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Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103	President, Chief Executive Officer, and Trustee	Trustee since September 2015
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chair and Trustee	Trustee since March 2005
October 1947		Chair since
March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

52

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)
Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

53

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

54

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director; Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	59	None
(2004–Present)
Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director —
Carrizo Oil & Gas, Inc.
Executive Advisor to Dean		(March 2018–Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

55

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

56

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	59	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group		(December 2013–Present)

Director —
HSBC Bank USA, Inc.
(July 2014–March 2017)
Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

57

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Former Chief Executive
Delaware Funds®	Private Wealth Management	Philadelphia, PA	Officer
by Macquarie	J.P. Morgan Chase & Co.		Banco Itaú International
Philadelphia, PA	New York, NY	Lucinda S. Landreth	Miami, FL
Former Chief Investment
Thomas L. Bennett	Joseph W. Chow	Officer	Thomas K. Whitford
Chairman of the Board	Former Executive Vice	Assurant, Inc.	Former Vice Chairman
Delaware Funds	President	New York, NY	PNC Financial Services Group
by Macquarie	State Street Corporation		Pittsburgh, PA
Private Investor	Boston, MA
Rosemont, PA			Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Global Real Estate Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

58

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $113,300 for the fiscal year ended October 31, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $110,130 for the fiscal year ended October 31, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended October 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended October 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $18,450 for the fiscal year ended October 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $18,435 for the fiscal year ended October 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2017.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended October 31, 2018 and October 31, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® ADVISER FUNDS

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 3, 2019